SEMI-ANNUAL REPORT JUNE 30, 2002 (UNAUDITED)

[GRAPHIC]

JPMORGAN FUNDS

BOND PORTFOLIO

[JPMORGAN FLEMING ASSET MANAGEMENT LOGO]

CONTENTS

President's Letter                           1

JPMorgan Bond Portfolio
Portfolio Commentary                         3

Portfolio of Investments                     5

Financial Statements                        17

Notes to Financial Statements               20

Financial Highlights                        26

HIGHLIGHTS

- Fear and doubt infect the markets.

- Interest rates climb, then fall.

JPMORGAN BOND PORTFOLIO

PRESIDENT'S LETTER                                                AUGUST 5, 2002

DEAR SHAREHOLDER:
We are pleased to present this semi-annual report for the JPMorgan Bond Portfolio for the period ended June 30, 2002. Inside you'll find in-depth information on the Portfolio along with an update from the portfolio management team.

FEAR AND DOUBT INFECT THE MARKETS
As the period began in January, the U.S. economy appeared to have entered a self-sustaining recovery. In fact, many people were surprised at the speed of the expansion as manufacturing output climbed, productivity growth strengthened, and corporate profits increased. However, during the spring, fear and doubt overcame the optimism. The news was dominated by weak economic data, the possibility of new terrorist attacks and international tensions, as well as corporate governance issues, accounting fraud, and credit downgrades.

Reaction in the financial markets was severe and negative. And although understandable, the reaction seemed to be out of proportion, given economic fundamentals. Retail spending, auto sales, and employment growth were weaker than expected in May, but housing was a bright spot with new home sales rising significantly. Durable goods shipments were up and unemployment claims remained steady. Consumer confidence was better than expected, suggesting that a collapse in consumer spending was not imminent.

INTEREST RATES CLIMB, THEN FALL
Early in the period, interest rates drifted higher on the expectation that the Federal Reserve Board would tighten in the spring. However, market sentiment changed when Fed officials publicly stated that they wanted to take advantage of the low-inflation environment to give the economy room to grow. A rate increase, it was predicted, would not occur until midyear.

As the number of credit downgrades rose and the equity market declined, some observers speculated that the economic recovery might be in jeopardy. Fortunately, the Federal Reserve Board remained supportive of the economy and left interest rates unchanged. The delay in Fed action led to a sharp drop in interest rates, especially in the shorter maturities.

The current environment is difficult and challenging, but the portfolio management team is working hard to maintain good performance. In the months ahead, they will continue to focus on preservation of principal while trying to obtain the highest possible yields in this low-interest-rate environment. The portfolio management team and all of us at JPMorgan Fleming Asset Management thank you for your continued investment and anticipate serving your investment needs for many years to come.

Sincerely,

/s/ George C.W. Gatch

George C.W. Gatch
President
JPMorgan Funds

JPMORGAN BOND PORTFOLIO
As of June 30, 2002

Q. HOW DID THE PORTFOLIO PERFORM?
A: JPMorgan Bond Portfolio, which seeks to provide a steady stream of current income and to maintain liquidity, returned 2.56% for the six-month period ended June 30, 2002. This compares to the 3.59% return of its benchmark index, the Salomon Smith Barney Broad Investment Grade Bond Index.

Q. WHY DID THE PORTFOLIO PERFORM THIS WAY?
A: Performance was strong through the first quarter of 2002, but we were not well-positioned for the sharp decline in interest rates in June, resulting in an underperformance of the benchmark for the six-month period. Although we moved quickly to lengthen duration, we did not do so early enough to produce positive results by the end of the period. This detracted from performance. Our sector allocation to emerging markets debt and high-yield (telecom, media and cable, in particular) helped early in the year, but significantly detracted from performance during May and June. Our investment-grade position was a modest negative for performance. Although this sector was rocked by accounting scandals and credit downgrades, we were well diversified and at about benchmark weight.

Q. HOW WAS THE PORTFOLIO MANAGED?
A: The U.S. economic recovery, robust in the first quarter of 2002, appeared to falter during the spring. Fear and doubt overwhelmed the markets, due in part to weak economic data, negative corporate headlines, the possibility of new terrorist attacks, and geopolitical tensions. Corporate governance issues, accounting fraud and credit downgrades were the focus of most of the financial news. In fact, the number of credit downgrades and the sharp decline in the equity market resulted in a severe, negative reaction in the fixed-income markets. The Federal Reserve Board remained supportive and left interest rates unchanged.

We began the period with a short duration position versus the benchmark, mostly in very short maturities, primarily as insurance against an unexpected shock. While we were not well-positioned when interest rates declined sharply in June, we quickly moved to a longer duration position. To moderate exposure to event risk, we decreased our holdings in investment-grade corporate bonds. We cut our residential mortgage-backed holdings roughly in half, and we remained overweight in asset-backed and commercial mortgage-backed securities. Because we believe high-yield debt carries significant event and liquidity risk, we reduced our allocation. We maintained our holdings in emerging-markets debt on the expectation that the sector will make a recovery.

Q. WHAT IS THE OUTLOOK?
A: While we believe interest rates will drift higher, we do not expect the Fed to raise interest rates until early 2003. As a result, we will tactically trade duration where we see opportunities. We will continue to actively manage our credit sector exposures. We will continue to trim high-yield positions and maintain investment-grade corporate positions close to benchmark weightings. We are likely to maintain a modest overweight in residential mortgages, and we plan to remain overweighted in asset-backed and commercial mortgage-backed securities because of their high quality and yield advantages.

                                   (UNAUDITED)

AVERAGE ANNUAL TOTAL RETURNS

                                                    SINCE INCEPTION
                    1 YEAR    3 YEARS    5 YEARS       (1/3/95)
  -----------------------------------------------------------------
  Bond Portfolio     6.79%      6.94%      6.64%         7.26%

[CHART]

LIFE OF FUND PERFORMANCE (1/3/95 TO 6/30/02)

            JPMORGAN BOND       SALOMON SMITH BARNEY BROAD    LIPPER VARIABLE ANNUITY CORPORATE
              PORTFOLIO         INVESTMENT GRADE BOND INDEX   DEBT FUNDS A-RATED AVERAGE
 1/95          $10,000                     $10,000                         $10,000
 1/95          $10,150                     $10,000                         $10,000
 2/95          $10,320                     $10,234                         $10,225
 3/95          $10,360                     $10,293                         $10,292
 4/95          $10,489                     $10,434                         $10,435
 5/95          $10,909                     $10,849                         $10,881
 6/95          $10,998                     $10,925                         $10,963
 7/95          $10,949                     $10,903                         $10,918
 8/95          $11,089                     $11,028                         $11,065
 9/95          $11,189                     $11,132                         $11,187
10/95          $11,359                     $11,281                         $11,357
11/95          $11,519                     $11,457                         $11,539
12/95          $11,688                     $11,615                         $11,719
 1/96          $11,763                     $11,694                         $11,778
 2/96          $11,495                     $11,495                         $11,531
 3/96          $11,381                     $11,412                         $11,442
 4/96          $11,306                     $11,328                         $11,362
 5/96          $11,253                     $11,321                         $11,339
 6/96          $11,403                     $11,467                         $11,480
 7/96          $11,424                     $11,498                         $11,508
 8/96          $11,392                     $11,482                         $11,486
 9/96          $11,574                     $11,682                         $11,686
10/96          $11,821                     $11,945                         $11,946
11/96          $12,024                     $12,142                         $12,166
12/96          $11,928                     $12,035                         $12,052
 1/97          $11,939                     $12,082                         $12,079
 2/97          $12,006                     $12,095                         $12,116
 3/97          $11,865                     $11,973                         $11,975
 4/97          $12,011                     $12,144                         $12,138
 5/97          $12,135                     $12,258                         $12,248
 6/97          $12,259                     $12,404                         $12,403
 7/97          $12,619                     $12,740                         $12,762
 8/97          $12,507                     $12,631                         $12,626
 9/97          $12,687                     $12,817                         $12,829
10/97          $12,844                     $13,001                         $12,991
11/97          $12,912                     $13,062                         $13,048
12/97          $13,047                     $13,195                         $13,185
 1/98          $13,208                     $13,366                         $13,350
 2/98          $13,196                     $13,356                         $13,338
 3/98          $13,254                     $13,408                         $13,384
 4/98          $13,319                     $13,478                         $13,447
 5/98          $13,447                     $13,608                         $13,590
 6/98          $13,552                     $13,719                         $13,708
 7/98          $13,564                     $13,748                         $13,725
 8/98          $13,773                     $13,958                         $13,891
 9/98          $14,064                     $14,288                         $14,202
10/98          $13,960                     $14,223                         $14,080
11/98          $14,041                     $14,302                         $14,192
12/98          $14,093                     $14,346                         $14,250
 1/99          $14,165                     $14,452                         $14,356
 2/99          $13,922                     $14,199                         $14,057
 3/99          $14,044                     $14,280                         $14,151
 4/99          $14,090                     $14,327                         $14,197
 5/99          $13,907                     $14,195                         $14,032
 6/99          $13,822                     $14,147                         $13,963
 7/99          $13,774                     $14,091                         $13,907
 8/99          $13,749                     $14,081                         $13,877
 9/99          $13,883                     $14,250                         $14,028
10/99          $13,945                     $14,292                         $14,052
11/99          $13,970                     $14,291                         $14,065
12/99          $13,947                     $14,225                         $13,996
 1/00          $13,873                     $14,185                         $13,954
 2/00          $14,022                     $14,351                         $14,110
 3/00          $14,196                     $14,538                         $14,289
 4/00          $14,116                     $14,494                         $14,196
 5/00          $14,078                     $14,481                         $14,154
 6/00          $14,355                     $14,784                         $14,451
 7/00          $14,431                     $14,918                         $14,577
 8/00          $14,658                     $15,132                         $14,778
 9/00          $14,746                     $15,235                         $14,862
10/00          $14,809                     $15,332                         $14,917
11/00          $15,063                     $15,581                         $15,147
12/00          $15,417                     $15,875                         $15,454
 1/01          $15,708                     $16,137                         $15,723
 2/01          $15,788                     $16,281                         $15,862
 3/01          $15,828                     $16,365                         $15,938
 4/01          $15,696                     $16,288                         $15,853
 5/01          $15,790                     $16,396                         $15,950
 6/01          $15,831                     $16,450                         $15,995
 7/01          $16,140                     $16,830                         $16,356
 8/01          $16,327                     $17,015                         $16,523
 9/01          $16,407                     $17,224                         $16,642
10/01          $16,744                     $17,572                         $16,961
11/01          $16,583                     $17,330                         $16,756
12/01          $16,485                     $17,228                         $16,647
 1/02          $16,614                     $17,364                         $16,764
 2/02          $16,742                     $17,530                         $16,898
 3/02          $16,529                     $17,241                         $16,627
 4/02          $16,808                     $17,569                         $16,897
 5/02          $16,923                     $17,718                         $17,032
 6/02          $16,908                     $17,849                         $17,110

Source: Lipper Analytical Services, Inc. Past performance is no guarantee of future results. Investment returns and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost.

The Portfolio commenced operations on 1/3/95.

The graph illustrates comparative performance for $10,000 invested in the JPMorgan Bond Portfolio, Salomon Smith Barney Broad Investment Grade Bond Index, and Lipper Variable Annuity Corporate Debt Funds A-Rated Average from January 3, 1995 to June 30, 2002. The performance of the indices reflects an initial investment at the end of the month following the Portfolio's inception. The performance of the indices does not include a sales charge and has been adjusted to reflect reinvestment of all dividends and capital gains of the securities included in the benchmark. The Salomon Smith Barney Broad Investment Grade Bond Index is an unmanaged, market-weighted index that contains approximately 4,700 individually priced investment grade bonds. The Lipper Variable Annuity Corporate Debt Funds A-Rated Average describes the average total return for all the funds in the indicated category, as defined by Lipper, Inc. Investors cannot invest directly in an index.

Capital gains are subject to federal income tax, a portion of the Portfolio's income may be subject to the Alternative Minimum Tax and some investors may be subject to certain state and local taxes.

Certain fees and expenses of the Portfolio are currently being waived and reimbursed as described in the prospectus. Had the expenses not been subsidized or waived, returns would have been lower. Also all performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or redemption of Portfolio shares.

Portfolio of Investments

As of June 30, 2002 (unaudited)

  SHARES      ISSUER                                                       VALUE
--------------------------------------------------------------------------------
    LONG-TERM INVESTMENTS -- 66.5%
--------------------------------------------------------------------------------
              PREFERRED STOCK -- 0.1%
              FINANCIAL SERVICES -- 0.1%
        100   Home Ownership Funding Corp., SDR, #,
               13.33%, 12/31/49 +                                   $     64,181
               (Cost $100,104)

 PRINCIPAL
  AMOUNT
   (USD)
              U.S. TREASURY SECURITIES -- 6.5%
              U.S. Treasury Notes & Bonds,
$ 2,000,000    3.00%, 01/31/04 +                                       2,013,040
    165,000    3.50%, 11/15/06 +                                         162,060
  2,780,000    4.38%, 05/15/07 +                                       2,818,225
  1,360,000    4.88%, 02/15/12 +                                       1,365,100
    115,000    5.00%, 08/15/11 +                                         116,596
    640,000    5.38%, 02/15/31 +                                         626,694
    125,000    5.75%, 11/15/05 + @                                       133,398
     35,000    6.13%, 11/15/27 +                                          37,011
    150,000    6.75%, 08/15/26 + @                                       170,742
    245,000    8.00%, 11/15/21 +                                         313,370
              ------------------------------------------------------------------
              Total U.S. Treasury Securities                           7,756,236
              (Cost $7,678,831)
              ------------------------------------------------------------------

              U.S. GOVERNMENT AGENCY SECURITIES -- 0.7%
              Federal National Mortgage Association,
    155,000    6.63%, 11/15/10 +                                         168,690
      1,000    7.00%, 07/15/05 +                                           1,094
    615,000    7.13%, 01/15/30 +                                         688,682
              ------------------------------------------------------------------
              Total U.S. Government Agency Securities                    858,466
              (Cost $818,960)
              ------------------------------------------------------------------

              FOREIGN GOVERNMENT SECURITIES -- 1.2%
              Federal Republic of Brazil (Brazil),
    110,827    8.00%, 04/15/14 +                                          69,959
      5,000    11.00%, 01/11/12 +                                          3,050
    140,000    11.00%, 08/17/40 +                                         79,800
     40,000    11.50%, 03/12/08 +                                         26,800
     49,412    FRN, 3.13%, 04/15/09 +                                     31,376
              National Republic of Bulgaria (Bulgaria),
     78,400    FRN, 2.81%, 07/28/11 +                                     69,384
     80,000    Ser. A, FRN, 2.81%, 07/28/12 +                             72,400
     23,430   Republic of Colombia (Colombia), 9.75%, 04/09/11            24,016
              Republic of Peru (Peru),
     80,000    9.13%, 02/21/12                                            72,400
    143,550    FRN, 4.50%, 03/07/17                                      104,074
              Republic of Philippines (Philippines),
     80,000    8.38%, 03/12/09                                            79,800
     20,000    10.63%, 03/16/25                                           20,670
              Republic of Turkey (Turkey),
     70,000    11.88%, 01/15/30                                           59,150
     40,000    12.38%, 06/15/09                                           37,000

                       See notes to financial statements.

                                        5

 PRINCIPAL
  AMOUNT
   (USD)      ISSUER                                                       VALUE
--------------------------------------------------------------------------------
    LONG-TERM INVESTMENTS -- CONTINUED
--------------------------------------------------------------------------------
              Russian Federation (Russia),
$    65,000    8.25%, 03/31/10                                      $     64,513
     25,000    10.00%, 06/26/07                                           26,625
     20,000    11.00%, 07/24/18                                           21,550
    125,000    SUB, 5.00%, 03/31/30                                       86,875
              United Mexican States (Mexico),
     80,000    7.50%, 01/14/12                                            79,080
     50,000    8.13%, 12/30/19                                            48,700
     90,000    9.88%, 02/01/10                                           101,115
     95,000    11.38%, 09/15/16                                          117,800
     80,000    MTN, 8.30%, 08/15/31                                       77,800
     80,000    MTN, 8.50%, 02/01/06                                       85,200
              ------------------------------------------------------------------
              Total Foreign Government Securities                      1,459,137
              (Cost $1,564,558)
              ------------------------------------------------------------------
              CORPORATE NOTES & BONDS -- 17.4%
              ADVERTISING -- 0.1%
     80,000   Lamar Advertising Co., 8.63%, 09/15/07 +                    82,400

              AEROSPACE -- 0.1%
     50,000   BE Aerospace, Inc., Ser. B, 8.88%, 05/01/11 +               46,750
     35,000   Northrop Grumman Corp., 7.75%, 02/15/31 +                   37,897
     80,000   Raytheon Co., 6.55%, 03/15/10 +                             81,910
                                                                    ------------
                                                                         166,557

              AIRLINES -- 0.4%
    510,175   US Airways, Inc., 7.08%, 03/20/21+                         510,175

              APPAREL -- 0.0%
     35,000   Levi Strauss & Co., 11.63%, 01/15/08 +                      33,250

              AUTOMOTIVE -- 1.3%
              DaimlerChrysler N.A. Holding Corp.,
    140,000    7.75%, 01/18/11 +                                         150,814
     45,000    8.50%, 01/18/31 +                                          50,005
              Ford Motor Credit Co.,
    115,000    7.38%, 02/01/11 +                                         116,308
    725,000    7.88%, 06/15/10 +                                         753,122
    210,000   General Motors Acceptance Corp., 6.88%, 09/15/11 +         208,156
    325,000   General Motors Corp., 7.20%, 01/15/11 +                    333,125
                                                                    ------------
                                                                       1,611,530

              BANKING -- 2.8%
    200,000   Abbey National Capital Trust I, FRN, 8.96%,
               12/31/49 +                                                230,642
    375,000   Bank of America Corp., 7.40%, 01/15/11 +                   410,070
    140,000   Bank One Corp., 7.88%, 08/01/10 +                          157,230
    265,000   Barclays Bank PLC (United Kingdom), FRN, #, 8.55%,
               12/31/49 +                                                304,724
    220,000   BNP Paribas Capital Trust, FRN, #, 9.00%, 12/31/49 +       255,750
    160,000   Dresdner Funding Trust I, #, 8.15%, 06/30/31 +             173,360
    305,000   First Union National Bank, 7.80%, 08/18/10 +               341,865

                       See notes to financial statements.

                                        6

 PRINCIPAL
  AMOUNT
   (USD)      ISSUER                                                       VALUE
--------------------------------------------------------------------------------
    LONG-TERM INVESTMENTS -- CONTINUED
--------------------------------------------------------------------------------
              BANKING -- CONTINUED
$   130,000   National Australia Bank LTD (Australia)
               (Yankee), Ser. A, 8.60%, 05/19/10 +                  $    152,888
    255,000   Regions Financial Corp., 7.00%, 03/01/11 +                 271,754
              Royal Bank of Scotland Group PLC (United Kingdom),
    400,000    7.82%, 12/31/49 +                                         434,475
    250,000    9.12%, 12/31/49 +                                         293,015
     60,000   Standard Chartered Bank (United Kingdom), #, 8.00%,
               05/30/31 +                                                 61,152
    145,000   SunTrust Banks, Inc., 6.38%, 04/01/11 +                    150,498
    115,000   U.S. Bank National Association, 6.38%, 08/01/11 +          119,248
                                                                    ------------
                                                                       3,356,671

              BROADCASTING/CABLE -- 0.4%
     65,000   British Sky Broadcasting Group PLC (United
               Kingdom) (Yankee), 8.20%, 07/15/09                         64,063
    110,000   Charter Communications Holdings LLC/Charter
               Communications Holdings Capital Corp., 8.25%,
               04/01/07 +                                                 73,700
     50,000   Clear Channel Communications, Inc., 7.65%, 09/15/10 +       49,088
     85,000   Comcast Cable Communications, Inc., 7.13%, 06/15/13 +       75,525
    110,000   Cox Communications, Inc., 7.75%, 08/15/06 +                109,229
     90,000   Mediacom LLC/Mediacom Capital Corp., 9.50%,
               01/15/13 +                                                 74,700
                                                                    ------------
                                                                         446,305

              BUSINESS SERVICES -- 0.3%
    285,000   Cendant Corp., 7.75%, 12/01/03 +                           286,425
     80,000   Iron Mountain, Inc., 8.63%, 04/01/13 +                      82,000
                                                                    ------------
                                                                         368,425

              CHEMICALS -- 0.1%
     75,000   Huntsman International LLC, #, 9.88%, 03/01/09 +            75,000
     85,000   Lyondell Chemical Co., 11.13%, 07/15/12                     84,363
                                                                    ------------
                                                                         159,363

              CONSTRUCTION -- 0.2%
     80,000   Beazer Homes USA, Inc., #, 8.38%, 04/15/12 +
              D.R. Horton, Inc.,                                          80,400
     35,000    #, 8.50%, 04/15/12 +                                       35,175
     70,000    9.75%, 09/15/10 +                                          72,450
                                                                    ------------
                                                                         188,025

              CONSUMER PRODUCTS -- 0.1%
     80,000   Playtex Products, Inc., 9.38%, 06/01/11 +                   84,800

              CONSUMER SERVICES -- 0.1%
     90,000   United Rentals North America, Inc., Ser. B, 10.75%,
               04/15/08 +                                                 95,850

              DIVERSIFIED -- 0.4%
    460,000   General Electric Capital Corp., MTN, Ser. A, 5.88%,
               02/15/12 +                                                460,294

                       See notes to financial statements.

                                        7

 PRINCIPAL
  AMOUNT
   (USD)      ISSUER                                                       VALUE
--------------------------------------------------------------------------------
    LONG-TERM INVESTMENTS -- CONTINUED
--------------------------------------------------------------------------------
              ENTERTAINMENT/LEISURE -- 0.1%
              Six Flags, Inc.,
$    20,000    8.88%, 02/01/10 +                                    $     19,950
      5,000    9.75%, 06/15/07 +                                           5,113
     60,000    SUB, 0.00%, 04/01/08                                       57,600
                                                                    ------------
                                                                          82,663

              ENVIRONMENTAL SERVICES -- 0.1%
     85,000   Allied Waste North America, Ser. B, 10.00%,
               08/01/09 +                                                 83,513

              FINANCIAL SERVICES -- 3.1%
    300,000   CIT Group, Inc., 7.75%, 04/02/12 +                         297,000
    695,000   Citigroup, Inc., 7.25%, 10/01/10 +                         754,338
              Credit Suisse First Boston USA, Inc.,
     15,000    6.13%, 11/15/11 +                                          14,735
     95,000    6.50%, 01/15/12 +                                          96,153
    105,000   Goldman Sachs Group, Inc., 6.60%, 01/15/12 +               106,776
              Household Finance Corp.,
    295,000    6.75%, 05/15/11 +                                         294,673
    185,000    7.00%, 05/15/12 +                                         183,196
              HSBC Capital Funding LP (Channel Islands),
    210,000    FRN, #, 9.55%, 12/29/49 +                                 247,029
    105,000    FRN, #, 10.18%, 12/29/49 +                                134,248
    275,000   ING Capital Funding Trust III, 8.44%, 12/31/49 +           307,478
    200,000   McKesson Financial of Canada (Canada), #, 6.55%,
               11/01/02 +                                                200,762
    155,000   Pemex Project Funding Master Trust, 8.50%, 02/15/08        161,102
              Targeted Return Index (TRAINS),
    192,360    Ser. 2002-5, FRN, #, 6.00%, 01/25/07 +                    197,736
    383,040    Ser. 2002-10, FRN, #, 6.86%, 01/15/12 +                   402,541
    295,000   UBS Preferred Funding Trust I, FRN, 8.62%, 12/31/49 +      337,967
    135,000   Washington Mutual Bank FA, 6.88%, 06/15/11 +               141,616
                                                                    ------------
                                                                       3,877,350

              FOOD/BEVERAGE PRODUCTS -- 0.4%
     30,000   Ahold Finance USA, Inc., 6.88%, 05/01/29 +                  28,154
     80,000   ConAgra Foods, Inc., 6.75%, 09/15/11 +                      84,222
     80,000   Del Monte Corp., Ser. B, 9.25%, 05/15/11 +                  83,696
     90,000   Fleming Companies, Inc., 9.25%, 06/15/10 +                  89,100
    135,000   Kellogg Co., Ser. B, 6.60%, 04/01/11 +                     141,330
     90,000   Kraft Foods, Inc., 6.25%, 06/01/12 +                        92,301
                                                                    ------------
                                                                         518,803

              HEALTH CARE/HEALTH CARE SERVICES -- 0.2%
     75,000   Alliance Imaging, Inc., 10.38%, 04/15/11 +                  80,719
    105,000   Tenet Healthcare Corp., 6.38%, 12/01/11 +                  105,147
                                                                    ------------
                                                                         185,866

              HOTELS/OTHER LODGING -- 0.2%
     40,000   Mandalay Resort Group, Ser. B, 10.25%, 08/01/07 +           42,700
    145,000   MGM Mirage, Inc., 8.38%, 02/01/11 +                        148,262

                       See notes to financial statements.

                                        8

 PRINCIPAL
  AMOUNT
   (USD)      ISSUER                                                       VALUE
--------------------------------------------------------------------------------
    LONG-TERM INVESTMENTS -- CONTINUED
--------------------------------------------------------------------------------
              HOTELS/OTHER LODGING -- CONTINUED
$    85,000   Starwood Hotels & Resorts Worldwide, Inc., #, 7.88%,
               05/01/12 +                                           $     84,124
                                                                    ------------
                                                                         275,086

              INSURANCE -- 0.3%
     75,000   AXA (France), 8.60%, 12/15/30 +                             86,264
    135,000   Metlife, Inc., 6.13%, 12/01/11 +                           137,805
              Nationwide Financial Services, Inc.,
     35,000    5.90%, 07/01/12 +                                          34,777
     40,000    6.25%, 11/15/11 +                                          40,508
                                                                    ------------
                                                                         299,354

              MULTI-MEDIA -- 0.5%
    290,000   AOL Time Warner, Inc., 7.63%, 04/15/31 +                   253,900
              Echostar DBS Corp.,
     40,000    #, 9.13%, 01/15/09                                         35,600
     45,000   9.38%, 02/01/09                                             40,950
    180,000   Fox Sports Networks LLC, 8.88%, 08/15/07 +                 183,600
     45,000   News America, Inc., 7.13%, 04/08/28 +                       39,578
                                                                    ------------
                                                                         553,628

              OIL & GAS -- 1.1%
     35,000   Alberta Energy Co., LTD (Canada) (Yankee), 7.38%,
               11/01/31                                                   37,029
    120,000   Amerada Hess Corp., 7.88%, 10/01/29                        130,582
     85,000   Anadarko Finance Co., Ser. B, 6.75%, 05/01/11               88,813
    140,000   Anadarko Petroleum Corp., 6.13%, 03/15/12                  140,196
     90,000   Chesapeake Energy Corp., 8.13%, 04/01/11                    87,750
    135,000   Conoco Funding Co., 7.25%, 10/15/31                        143,639
     50,000   Devon Financing Corp. ULC, 7.88%, 09/30/31                  53,446
    150,000   Lasmo USA, Inc., 7.30%, 11/15/27                           164,105
    145,000   Occidental Petroleum Corp., 7.65%, 02/15/06                158,450
    130,000   Transocean, Inc., 6.63%, 04/15/11                          133,648
    145,000   Valero Energy Corp., 6.88%, 04/15/12                       149,134
                                                                      ----------
                                                                       1,286,792

              PACKAGING -- 0.1%
     80,000   Owens-Brockway Glass Container Corp., #, 8.88%,
               02/15/09 +                                                 80,400
     90,000   Stone Container Corp., 9.75%, 02/01/11 +                    95,400
                                                                    ------------
                                                                         175,800

              PAPER/FOREST PRODUCTS -- 0.3%
    130,000   International Paper Co., 6.75%, 09/01/11 +                 134,016
     65,000   MeadWestvaco Corp., 6.85%, 04/01/12 +                       67,360
     15,000   Westvaco Corp., 8.20%, 01/15/30 +                           16,776
    130,000   Weyerhaeuser Co., #, 6.75%, 03/15/12 +                     133,657
                                                                    ------------
                                                                         351,809

              PIPELINES -- 0.2%
    210,000   Sonat, Inc., 7.63%, 07/15/11                               205,599
     40,000   TransCanada Pipelines LTD (Canada) (Yankee), 8.63%,
               05/15/12                                                   46,803
                                                                    ------------
                                                                         252,402

                       See notes to financial statements.

                                        9

 PRINCIPAL
  AMOUNT
   (USD)      ISSUER                                                       VALUE
--------------------------------------------------------------------------------
    LONG-TERM INVESTMENTS -- CONTINUED
--------------------------------------------------------------------------------
              REAL ESTATE INVESTMENT TRUST -- 0.2%
$    80,000   FelCor Lodging LP, #, 9.50%, 09/15/08 +               $     80,800
     70,000   Host Marriott LP, #, 9.50%, 01/15/07 +                      71,400
     95,000   Ventas Realty LP/Ventas Capital Corp., #, 8.75%,
               05/01/09 +                                                 96,425
                                                                    ------------
                                                                         248,625

              RESTAURANTS/FOOD SERVICES -- 0.1%
     85,000   Yum! Brands, Inc, 8.88%, 04/15/11 +                         90,100

              RETAILING -- 0.6%
     55,000   Albertson's, Inc., 7.50%, 02/15/11 +                        59,714
     85,000   Federated Department Stores, Inc., 7.00%, 02/15/28 +        83,161
     80,000   Great Atlantic & Pacific Tea Co., 9.13%, 12/15/11 +         74,400
     90,000   Ingles Markets, Inc., 8.88%, 12/01/11 +                     88,650
     55,000   Kroger Co., 8.00%, 09/15/29 +                               60,693
    160,000   Lowe's Companies, Inc., 6.88%, 02/15/28 +                  161,722
    180,000   Safeway, Inc., 6.50%, 03/01/11 +                           184,751
                                                                    ------------
                                                                         713,091

              SEMI-CONDUCTORS -- 0.1%
     80,000   Fairchild Semiconductor International, Inc., 10.50%,
               02/01/09 +                                                 85,200

              SHIPPING/TRANSPORTATION -- 0.7%
              Burlington Northern Santa Fe Corp.,
     55,000    6.75%, 07/15/11 +                                          57,906
     80,000    7.08%, 05/13/29 +                                          81,908
    255,000   CSX Corp., 6.75%, 03/15/11 +                               268,489
    160,000   Norfolk Southern Corp., 6.75%, 02/15/11 +                  168,162
     90,000   Teekay Shipping Corp. (Bahamas), 8.88%, 07/15/11 +          94,500
              Union Pacific Corp.,
     90,000    6.50%, 04/15/12 +                                          93,284
     55,000    6.63%, 02/01/29 +                                          53,369
                                                                    ------------
                                                                         817,618

              STEEL -- 0.1%
     90,000   AK Steel Corp., #, 7.75%, 06/15/12 +                        89,550

              TELECOMMUNICATIONS -- 1.5%
     85,000   American Tower Corp., 9.38%, 02/01/09                       46,750
    185,000   AT&T Corp., 6.50%, 03/15/29 +                              120,507
              AT&T Wireless Services, Inc.,
    180,000    7.88%, 03/01/11                                           146,356
     20,000    8.13%, 05/01/12                                            16,306
     35,000    8.75%, 03/01/31                                            26,150
    185,000   British Telecom PLC (United Kingdom), SUB, 8.38%,
               12/15/10 +                                                199,128
    105,000   Cingular Wireless, #, 6.50%, 12/15/11                       96,808
              Crown Castle International Corp.,
     80,000    9.38%, 08/01/11                                            50,400
     35,000    10.75%, 08/01/11                                           23,100
     80,000   Deutsche Telekom International Finance BV (The
               Netherlands), SUB, 8.75%, 06/15/30 +                       72,340

                       See notes to financial statements.

                                       10

 PRINCIPAL
  AMOUNT
   (USD)      ISSUER                                                       VALUE
--------------------------------------------------------------------------------
    LONG-TERM INVESTMENTS -- CONTINUED
--------------------------------------------------------------------------------
              TELECOMMUNICATIONS -- CONTINUED
$   280,000   France Telecom (France), SUB, 8.50%, 03/01/11 +       $    247,766
              Nextel Communications, Inc.,
     10,000    9.38%, 11/15/09                                             5,075
    135,000    9.50%, 02/01/11                                            66,488
     80,000   Qwest Capital Funding, Inc., 7.00%, 08/03/09 +              43,600
     50,000   Rogers Wireless Communications, Inc. (Canada),
               9.63%, 05/01/11                                            32,500
    300,000   Sprint Capital Corp., 6.00%, 01/15/07 +                    251,890
    205,000   TCI Communications, Inc., 7.88%, 02/15/26 +                174,555
    195,000   Verizon Global Funding Corp., 7.75%, 12/01/30 +
              Worldcom, Inc.,                                            185,675
        480    7.50%, 05/15/11                                                77
        400    8.00%, 05/15/06                                                64
                                                                    ------------
                                                                       1,805,535

              UTILITIES -- 1.2%
    100,000   Calpine Corp., 8.50%, 02/15/11                              65,500
      7,000   Cogentrix Energy, Inc., Ser. B, 8.75%, 10/15/08              6,580
    155,000   Constellation Energy Group, Inc., 7.00%, 04/01/12 +        161,369
    210,000   Dominion Resources, Inc., Ser. A, 8.13%, 06/15/10 +        234,448
     75,000   Duke Energy Corp., 6.25%, 01/15/12 +                        76,141
     65,000   FirstEnergy Corp., Ser. B, 6.45%, 11/15/11 +                62,206
     70,000   MidAmerican Energy Holdings Co., 6.75%, 12/30/31 +          68,125
              National Rural Utilities Cooperative Finance Corp.,
     60,000    6.00%, 05/15/06 +                                          62,101
     75,000    MTN, Ser. C, 7.25%, 03/01/12 +                             79,511
    100,000   NiSource Finance Corp., 7.88%, 11/15/10 +                  103,073
    115,000   Oncor Electric Delivery Co., #, 6.38%, 05/01/12 +          117,259
    180,000   Progress Energy, Inc., 6.85%, 04/15/12 +                   187,324
    110,000   PSEG Power LLC, 7.75%, 04/15/11                            116,036
     80,000   TXU Corp., Ser. J, 6.38%, 06/15/06 +                        81,942
                                                                    ------------
                                                                       1,421,615
              ------------------------------------------------------------------
              Total Corporate Notes & Bonds                           20,778,045
              (Cost $20,897,276)
              ------------------------------------------------------------------
              RESIDENTIAL MORTGAGE BACKED SECURITIES -- 31.5%
              COLLATERALIZED MORTGAGE OBLIGATIONS -- 0.2%
    200,000   SACO I, Inc., Ser. 1997-2, Class 1A5, #, 7.00%,
               08/25/36 +                                                205,344
              MORTGAGE BACKED PASS-THROUGH SECURITIES -- 31.3%
              Federal Home Loan Mortgage Corp.,
     50,324    Gold Pool E63898, 6.00%, 04/01/11 +                        51,818
    235,879    Gold Pool C00785, 6.50%, 06/01/29 +                       241,478
    591,869    Gold Pool G01155, 6.50%, 08/01/30 +                       604,996
  1,510,000    Gold Pool W10004, 6.90%, 12/01/10 +                     1,604,611
    800,000    Gold Pool, TBA, 6.00%, 07/15/17                           817,000
  1,000,000    Gold Pool, TBA, 6.00%, 07/15/32                           997,810
  2,500,000    Gold Pool, TBA, 6.50%, 07/15/32                         2,550,775
              Federal National Mortgage Association,
     27,460    Pool 288667, 8.50%, 05/01/09 +                             29,196
  1,000,000    TBA, 6.00%, 07/25/17                                    1,019,690
  7,050,000    TBA, 6.00%, 07/15/32                                    7,032,375

                       See notes to financial statements.

                                       11

 PRINCIPAL
  AMOUNT
   (USD)      ISSUER                                                       VALUE
--------------------------------------------------------------------------------
    LONG-TERM INVESTMENTS -- CONTINUED
--------------------------------------------------------------------------------
              MORTGAGE BACKED PASS-THROUGH SECURITIES -- CONTINUED
$10,030,000    TBA, 6.50%, 08/25/32                                 $ 10,180,450
  5,862,000    TBA, 7.00%, 07/25/32                                    6,070,863
              Government National Mortgage Association,
  1,500,000    TBA, 6.50%, 07/15/32                                    1,530,000
  4,500,000    TBA, 6.50%, 07/15/32                                    4,590,000
    149,475    Pool 423095, 7.00%, 08/15/12 +                            158,209
                                                                    ------------
                                                                      37,479,271
              ------------------------------------------------------------------
              Total Residential Mortgage Backed Securities            37,684,615
              (Cost $37,256,241)
              ------------------------------------------------------------------

              COMMERCIAL MORTGAGE BACKED SECURITIES -- 6.5%
     20,000   Credit Suisse First Boston Mortgage Securities
               Corp., Ser. 2001-CK1, Class A3, 6.38%, 12/16/35 +          21,021
  1,000,000   Deutsche Mortgage & Asset Receiving Corp., Ser.
               1998-C1, Class A2, 6.54%, 06/15/31 +                    1,057,100
  1,340,063   GMAC Commercial Mortgage Securities, Inc.,
               Ser. 1998-C2, Class A1, 6.15%, 05/15/35 +               1,405,758
  1,000,000   Heller Financial Commercial Mortgage Asset Corp.,
               Ser. 1999-PH1, Class A2, 6.85%, 05/15/31 +              1,081,943
              LB Commercial Conduit Mortgage Trust,
    225,000     Ser. 1998-C1, Class A2, 6.40%, 02/18/30 +                238,008
  1,508,156     Ser. 1999-C2, Class A1, 7.11%, 10/15/32 +              1,617,313
  2,125,000   PNC Mortgage Acceptance Corp., Ser. 2000-C1,
               Class A2, 7.61%, 02/15/10 +                             2,383,213
              ------------------------------------------------------------------
              Total Commercial Mortgage Backed Securities              7,804,356
              (Cost $7,074,924)
              ------------------------------------------------------------------
              ASSET BACKED SECURITIES -- 2.6%
    310,000   Citibank Credit Card Master Trust I, Ser. 1997-6,
               Class A, PO, 4.00%, 08/15/06 +                            288,397
    300,000   Ford Credit Auto Owner Trust, Ser. 2000-G, Class
               A4, 6.62%, 07/04/15 +                                     306,000
              Sears Credit Account Master Trust,
    375,000    Ser. 1995-5, Class A, 6.05%, 01/15/08 +                   383,906
  2,030,000    Ser. 1996-3, Class A, 7.00%, 07/15/08 +                 2,115,626
              ------------------------------------------------------------------
              Total Asset Backed Securities                            3,093,929
              (Cost $3,028,048)
--------------------------------------------------------------------------------
              Total Long-Term Investments                             79,498,965
              (Cost $78,418,942)
--------------------------------------------------------------------------------
    SHORT-TERM INVESTMENTS -- 33.5%
--------------------------------------------------------------------------------
              U.S. GOVERNMENT AGENCY SECURITIES -- 15.9%
  1,695,000   Federal Home Loan Bank, DN, 1.90%, 07/01/02 +            1,694,912
 17,342,000   Federal Home Loan Mortgage Corp., DN, 1.70%,
               07/17/02 +                                             17,327,832
              ------------------------------------------------------------------
              Total U.S. Government Agency Securities                 19,022,744
              (Cost $19,023,666)
              ------------------------------------------------------------------

                       See notes to financial statements.

                                       12

  SHARES      ISSUER                                                       VALUE
--------------------------------------------------------------------------------
    SHORT-TERM INVESTMENTS -- CONTINUED
--------------------------------------------------------------------------------
              MONEY MARKET FUND -- 17.6%
 21,095,319   JPMorgan Prime Money Market Fund (a) +                $ 21,095,319
              (Cost $21,095,319)
                                                                    ------------
              Total Short-Term Investments                            40,118,063
              (Cost $40,118,985)
                                                                    ------------
              Total Investments -- 100.0%                           $119,617,028
              (Cost $118,537,927)
                                                                    ------------

                       See notes to financial statements.

FUTURES CONTRACTS

                                                           NOTIONAL       UNREALIZED
  NUMBER                                                   VALUE AT      APPRECIATION/
    OF                                    EXPIRATION        6/30/02     (DEPRECIATION)
CONTRACTS   DESCRIPTION                      DATE            (USD)           (USD)
---------------------------------------------------------------------------------------
            LONG FUTURES OUTSTANDING
   52       Treasury Bonds              September, 2002   $ 5,344,625   $ 130,427
   19       2 Year Treasury Notes       September, 2002     3,989,109      41,192
    9       Eurodollar                  September, 2002     2,206,013      21,238
    9       Eurodollar                  December, 2002      2,198,925      28,075
    9       Eurodollar                  December, 2003      2,188,013      31,088
    9       Eurodollar                  June, 2003          2,173,838      28,963
    9       Eurodollar                  September, 2003     2,160,900      24,588
    9       Eurodollar                  December, 2003      2,151,338      22,076
    9       Eurodollar                  March, 2004         2,144,813      19,875

            SHORT FUTURES OUTSTANDING
  (66)      10 Year Treasury Notes      September, 2002    (7,077,469)   (127,582)
  (74)      5 Year Treasury Notes       September, 2002    (7,949,219)   (154,532)

                       See notes to financial statements.

SWAP CONTRACT

                                                   UNDERLYING
                                     EXPIRATION     NOTIONAL       UNREALIZED
DESCRIPTION                             DATE         VALUE        DEPRECIATION
----------------------------------------------------------------------------------
Interest Rate Swap with Goldman
Sachs Capital Markets, swap price
lock on U.S. Treasury Note,
4.375%, 05/15/07, price 102.35,
receives positive, pays negative.     07/11/02     $4,750,000      $(49,993)

                       See notes to financial statements.

Abbreviations:
+          -- All or a portion of this security is segregated for TBA, when issued, delayed delivery securities or swaps.
#          -- All or a portion of this security is a 144A or private placement security and can only be sold to qualified institutional buyers.
@          -- Security is fully or partially segregated with the custodian as collateral for futures or with brokers as initial margin for futures contracts.
(a)        -- Affiliated. Money market fund registered under the Investment
              Company Act of 1940, as ammended and advised by JPMorgan Fleming Asset Management, Inc.
DN         -- Discount Note. The rate shown is the effective yield at the date of purchase.
FRN        -- Floating Rate Note. The maturity date is the actual maturity date;
              the rate shown is the rate in effect as of June 30, 2002.
MTN        -- Medium Term Note.
PO         -- Principal Only.
SDR        -- Step-Down Rate: The maturity date shown is the actual maturity date; the dividend rate shown is the rate in effect as of June 30, 2002.
Ser.       -- Series.
SUB        -- Step-Up Bond: The maturity date shown is the actual maturity date;
              the rate shown is the rate in effect as of June 30, 2002.
TBA        -- To Be Announced.
USD        -- United States Dollar.

                       See notes to financial statements.

Statement of Assets & Liabilities

As of June 30, 2002 (unaudited)

   ASSETS:
     Investment securities, at value                                               $119,617,028
     Cash                                                                                71,885
     Receivables:
      Investment securities sold                                                     20,144,925
      Interest and dividends                                                            618,635
-----------------------------------------------------------------------------------------------
   Total Assets                                                                     140,452,473
-----------------------------------------------------------------------------------------------
   LIABILITIES:
     Payables:
      Unrealized loss on open swap contracts                                             49,993
      Investment securities purchased                                                54,425,980
      Margin account for futures contracts                                                1,316
     Accrued liabilities:
      Investment advisory fees                                                           21,792
      Administration fees                                                                13,293
      Custodian fees                                                                      8,200
      Trustees' fees                                                                      6,261
      Other                                                                              18,106
-----------------------------------------------------------------------------------------------
   Total Liabilities                                                                 54,544,941
-----------------------------------------------------------------------------------------------
   NET ASSETS:
     Paid in capital                                                                 83,054,429
     Accumulated undistributed (overdistributed) net investment income                1,624,284
     Accumulated net realized gain (loss) on investments, futures, foreign
      currency transactions, options and swaps                                          134,303
     Net unrealized appreciation (depreciation) of investments, futures and swaps     1,094,516
-----------------------------------------------------------------------------------------------
   Total Net Assets                                                                $ 85,907,532
-----------------------------------------------------------------------------------------------
   Shares of beneficial interest outstanding (no par value; unlimited number of
     shares authorized):                                                              7,266,457
   Net asset value, redemption and offering price per share:                       $      11.82
-----------------------------------------------------------------------------------------------
   Cost of investments                                                             $118,537,927
===============================================================================================

                       See notes to financial statements.

Statement of Operations

For the six months ended June 30, 2002 (unaudited)

   INVESTMENT INCOME:
     Dividend                                                       $      6,666
     Interest                                                          1,776,158
     Dividend income from affiliated investments*                        159,594
--------------------------------------------------------------------------------
   Total investment income                                             1,942,418
--------------------------------------------------------------------------------
   EXPENSES:
     Investment advisory fees                                            127,246
     Administration fees                                                  85,449
     Custodian fees                                                       41,084
     Printing and postage                                                 17,373
     Professional fees                                                    14,712
     Transfer agent fees                                                   8,058
     Trustees' fees                                                       18,658
     Other                                                                 7,561
--------------------------------------------------------------------------------
   Total expenses                                                        320,141
--------------------------------------------------------------------------------
     Less earnings credits                                                 2,026
--------------------------------------------------------------------------------
      Net expenses                                                       318,115
--------------------------------------------------------------------------------
   Net investment income                                               1,624,303
--------------------------------------------------------------------------------
   REALIZED AND UNREALIZED
   GAIN (LOSS) ON INVESTMENTS:
     Net realized gain (loss) on transactions from:
      Investments                                                        406,174
      Futures                                                             40,890
      Swaps                                                                 (152)
     Change in net unrealized appreciation/depreciation of:
      Investments                                                        244,414
      Futures                                                             32,824
      Swaps                                                              (49,993)
--------------------------------------------------------------------------------
     Net realized and unrealized gain (loss) on investments,
      futures and swaps                                                  674,157
--------------------------------------------------------------------------------
     Net increase (decrease) in net assets from operations          $  2,298,460
--------------------------------------------------------------------------------
*  Includes reimbursements of investment advisory
     and administration fees :                                      $     12,125
================================================================================

                       See notes to financial statements.

Statement of Changes in Net Assets

For the periods indicated (unaudited)

                                                                    1/1/02         YEAR
                                                                   THROUGH        ENDED
                                                                   6/30/02       12/31/01
--------------------------------------------------------------------------------------------
   INCREASE (DECREASE) IN NET ASSETS
   FROM OPERATIONS:
     Net investment income                                       $  1,624,303  $   4,658,727
     Net realized gain (loss) on investments, futures and swaps       446,912      2,103,416
     Change in net unrealized appreciation/depreciation of
       investments, futures and swaps                                 227,245     (1,209,875)
--------------------------------------------------------------------------------------------
       Increase (decrease) in net assets from operations            2,298,460      5,552,268
--------------------------------------------------------------------------------------------
   DISTRIBUTIONS TO SHAREHOLDERS FROM:
     Net investment income                                           (637,879)    (5,266,552)
     Net realized gain on investment transactions                          --       (777,238)
--------------------------------------------------------------------------------------------
       Total distributions to shareholders                           (637,879)    (6,043,790)
--------------------------------------------------------------------------------------------
   INCREASE (DECREASE) FROM CAPITAL SHARE TRANSACTIONS:
     Proceeds from shares issued                                   20,405,405     58,299,464
     Dividends reinvested                                             637,879      6,043,790
     Cost of shares redeemed                                      (18,319,990)   (61,006,310)
--------------------------------------------------------------------------------------------
       Increase (decrease) from capital share transactions          2,723,294      3,336,944
--------------------------------------------------------------------------------------------
       Total increase (decrease) in net assets                      4,383,875      2,845,422
--------------------------------------------------------------------------------------------
   NET ASSETS:
     Beginning of period                                           81,523,657     78,678,235
--------------------------------------------------------------------------------------------
     End of period                                               $ 85,907,532  $  81,523,657
--------------------------------------------------------------------------------------------
   ACCUMULATED UNDISTRIBUTED (OVERDISTRIBUTED) NET
     INVESTMENT INCOME                                           $  1,624,284  $     637,860
--------------------------------------------------------------------------------------------
   SHARE TRANSACTIONS:
     Issued                                                         1,739,734      4,857,785
     Reinvested                                                        54,380        523,930
     Redeemed                                                      (1,552,966)    (5,112,745)
--------------------------------------------------------------------------------------------
       Change in Shares                                               241,148        268,970
============================================================================================

                       See notes to financial statements.

Notes to Financial Statements (unaudited)

1. ORGANIZATION
JPMorgan Bond Portfolio ("Portfolio") is a separate series of J.P. Morgan Series Trust II (the "Trust"). The Trust is registered under the Investment Company Act of 1940 (the "1940 Act") as amended, as a diversified, open-end management investment company. The Trust was organized as a Delaware Business Trust on October 28, 1993 for the purpose of funding flexible premium variable life insurance policies.

Portfolio shares are offered only to separate accounts of participating insurance companies and eligible plans. Individuals may not purchase shares directly from the Portfolio.

Investments in international markets may involve certain considerations and risks not typically associated with investments in the United States. Future economic and political developments in foreign countries could adversely affect the liquidity or value, or both, of such securities in which the Portfolio is invested.

2. SIGNIFICANT ACCOUNTING PRINCIPLES
THE FOLLOWING IS A SUMMARY OF THE SIGNIFICANT ACCOUNTING POLICIES OF THE
PORTFOLIO:
The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual amounts may differ from those estimates.

A. VALUATION OF INVESTMENTS -- Fixed income securities, (other than convertible bonds), with a maturity of 61 days or more held by the Portfolio will be valued each day based on readily available market quotations received from independent or affiliated commercial pricing services. Such pricing services will generally provide bidside quotations. Convertible bonds are valued at the last sale price on the primary exchange on which the bond is principally traded. Securities traded over-the counter and certain foreign securities are valued at the last quoted bid price from a market maker or dealer. When valuations are not readily available, securities are valued at fair value as determined in accordance with procedures adopted by the Trustees. Short-term investments with 60 days or less to maturity at the time of purchase are valued at amortized cost, which approximates market value.

Futures on debt securities traded on commodities exchanges shall be valued at their closing price as of the close of such commodities exchanges. Futures traded on foreign exchanges shall be valued at the last sale or close price available prior to the calculation of the Portfolio's net asset value.

Trading in securities on most foreign exchanges and over-the-counter markets is normally completed before the close of the domestic market and may also take place on days when the domestic market is closed. If events materially affecting the value of foreign securities occur between the time when the exchange on which they are traded closes and the time when the Portfolio's net assets are calculated, such securities will be valued at fair value in accordance with procedures adopted by the Trustees.

B. FUTURES CONTRACTS -- When the Portfolio enters into a futures contract, it makes an initial margin deposit in a segregated account, either in cash or liquid securities. Thereafter, the futures contract is marked to market and the Portfolio makes (or receives) additional cash payments daily to (or from) the broker. Changes in the value of the contract are recorded as unrealized appreciation (depreciation) until the contract is closed or settled.

The Portfolio invests in exchange-traded interest rate futures for hedging purposes, to either modify the duration of the portfolio, modify the yield curve exposure of the portfolio, or in anticipation of buying or selling a specific security.

Index futures contracts are used to control the asset mix of the portfolio in the most efficient manner, allowing the Portfolio to adjust country exposures while incurring minimal transaction costs. Short index futures contracts are used for hedging purposes, i.e. to reduce the exposure to equities. Long index futures contracts are used to gain exposure to equities, when it is anticipated that this will be more efficient than buying stocks directly.

Use of long futures contracts subjects the Portfolio to risk of loss in excess of the amounts shown on the Statement of Assets and Liabilities, up to the notional value of the futures contracts. Use of short futures contracts subjects the Portfolio to unlimited risk of loss.

The Portfolio may enter into futures contracts only on exchanges or boards of trade. The exchange or board of trade acts as the counterparty to each futures transaction, therefore, the Portfolio's credit risk is limited to failure of the exchange or board of trade.

As of June 30, 2002, the Portfolio had outstanding futures contracts as listed on its Portfolio of Investments.

C. FOREIGN CURRENCY TRANSLATIONS -- All assets and liabilities initially expressed in foreign currencies are translated into U.S. dollars at prevailing exchange rates at period end. Purchases and sales of investment securities, dividend and interest income, and certain expenses are translated at the rates of exchange prevailing on the respective dates of such transactions. Realized and unrealized gains and losses from foreign currency translations arise from changes in currency exchange rates and are reported in the Statement of Operations.

Although the net assets of the Portfolio are presented at the exchange rates and market values prevailing at the end of the period, the Portfolio does not isolate the portion of the results of operations arising from changes in foreign exchange rates from the fluctuations arising from changes in the market prices of securities during the period.

D. FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS -- The Portfolio may enter into forward foreign currency exchange contracts to facilitate transactions of securities denominated in a foreign currency, to manage the Portfolio's exposure to foreign currency exchange fluctuations or to adjust the Portfolio's exposure relative to the benchmark. The net U.S. dollar value of foreign currency underlying all contractual commitments held by the Portfolio and the resulting unrealized appreciation or depreciation are determined daily using prevailing exchange rates. The Portfolio bears the risk of an unfavorable change in the foreign currency exchange rate underlying the forward contract. Additionally, losses may arise if the counterparties do not perform under the contract terms.

As of June 30, 2002, the Portfolio had no open forward foreign currency contracts.

E. SWAPS -- The Portfolio may engage in swap transactions such as interest rate or currency swaps, consistent with its investment objective and policies. Swaps involve the exchange by the Portfolio with another party of their respective commitments to pay or receive interest, effective return, or total return throughout the lives of the agreements. The interest to be paid or received on swaps is included in the value of the exchange. Unrealized gains are reported as an asset and unrealized losses are reported as a liability on the Statement of Assets and Liabilities. A realized gain or loss is recorded upon termination of the swap agreements. Swap agreements are stated at fair value. Notional principal amounts are used to express the extent of involvement in these transactions, but the amounts potentially subject to credit risk are much smaller.

As of June 30, 2002, the Portfolio had outstanding swap agreements as listed on the Portfolio of Investments.

F. COMMITMENTS -- The Portfolio may enter into commitments to buy and sell investments to settle on future dates as part of their normal investment activities. These commitments are reported at market value in the financial statements. Credit risks exist on these commitments to the extent of any unrealized losses on the underlying securities purchased and any unrealized gains on the underlying securities sold. Market risk exists on these commitments to the same extent as if the securities were owned on a settled basis and gains and losses are recorded and reported in the same manner. However, during the commitment period, these investments earn no interest.

G. DOLLAR ROLLS -- The Portfolio may enter into dollar rolls in which the Portfolio sells mortgage-backed securities for delivery in the current month and simultaneously contracts to repurchase substantially similar (same type, coupon and maturity) securities on a specified future date. During the roll period, the Portfolio forgoes principal and interest paid on the securities. The Portfolio's policy is to record the components of dollar rolls using "to be announced" mortgage-backed securities ("TBA Dollar Rolls") as purchase and sale transactions. Any difference between the purchase and sale price is recorded as a realized gain or loss on the date the transaction is entered into. The Portfolio segregates assets with a current value at least equal to the amount of its TBA Dollar Rolls. The Portfolio had TBA Dollar Rolls outstanding as of June 30, 2002, which are included in Receivable for Investment securities sold and Payable for Investment securities purchased on the Statement of Assets and Liabilities.

H. SECURITY TRANSACTIONS AND INVESTMENT INCOME -- Investment transactions are accounted for on the trade date (the date the order to buy or sell is executed). Securities gains and losses are calculated on an identified cost basis. Dividend income less foreign taxes withheld (if any) is recorded on the ex-dividend date. Interest income is determined on the basis of coupon interest accrued using the interest method adjusted for amortization of premiums and accretion of discounts.

I. EXPENSES -- Expenses incurred by the Trust with respect to any two or more Portfolios in the Trust are allocated in proportion to the net assets of each Portfolio in the Trust, except where allocations of direct expenses to each Portfolio can otherwise be made fairly. Expenses directly attributable to a Portfolio are charged to that Portfolio.

J. FEDERAL INCOME TAXES -- It is the Portfolio's policy to distribute all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under the provisions of the Internal Revenue Code. Accordingly, no provision has been made for federal or state income taxes. The Portfolio is also a segregated portfolio of assets for insurance purposes and intends to comply with the diversification requirements of Subchapter L of the Internal Revenue Code.

K. FOREIGN TAXES -- The Portfolio may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Portfolio will accrue such taxes and recoveries as applicable, based upon the current interpretation of tax rules and regulations that exist in the markets in which they invest.

L. DISTRIBUTION TO SHAREHOLDERS -- Dividends and distributions paid to shareholders are recorded on the ex-dividend date. The amount of dividends and distributions from net investment income and net realized capital gains is determined in accordance with Federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America. To the extent these "book/tax" differences are permanent in nature (i.e., that they result from other than timing of recognition -- "temporary differences"), such amounts are reclassified within the capital accounts based on their Federal tax-basis treatment.

3. FEES AND OTHER TRANSACTIONS WITH AFFILIATES
A. INVESTMENT ADVISORY FEE -- Pursuant to the Investment Advisory Agreement, J.P. Morgan Investment Management, Inc. ("JPMIM" or "Adviser") acts as the investment adviser to the Portfolio. JPMIM is an affiliate of JPMorgan Chase Bank ("JPMCB") and a wholly owned subsidiary of J.P. Morgan Chase & Co. The Adviser supervises the investments of the Portfolio and for such services is paid a fee. The fee is accrued daily and paid monthly at an annual rate of 0.30% of the Portfolio's average daily net assets.

The Portfolio may invest in one or more of the affiliated JPMorgan Money Market Funds. The Adviser has agreed to reimburse its advisory fee from the Portfolio in an amount to offset any duplicate investment advisory, administration fee and shareholder servicing fees related to the Portfolio's investment in an affiliated money market fund.

B. ADMINISTRATION FEE -- Pursuant to the Administration Agreement, JPMCB (the "Administrator") provides certain aspects of the administration and operation of the Portfolio. Under the agreement, the Portfolio has agreed to pay the Administrator a fee based on the following: if the total expenses of the Portfolio excluding the advisory fee exceed the expense limit of 0.45% of the average daily net assets of the Portfolio, the Administrator will reimburse the Portfolio for the excess expense amount and receive no fee. Should the expenses be less than the expense limit, the Administrator's fee would be limited to the difference between such expenses and the fees calculated under the Administration Agreement.

BISYS Fund Services, LP ("BISYS") is the Portfolio's sub-administrator. For its services as sub-administrator, BISYS receives a portion of the fees payable to JPMCB as Administrator.

C. CUSTODIAN AND ACCOUNTING FEES -- JPMCB provides portfolio accounting and custody services for the Portfolio. Compensation for such services is presented in the Statement of Operations as Custodian Fees. The custodian fees may be reduced by credits earned by the Portfolio, based on uninvested cash balances held by the custodian. Such earnings credits are presented separately in the Statement of Operations.

4. FEDERAL INCOME TAXES
For Federal income tax purposes, the cost and net unrealized appreciation (depreciation) in value of the investment securities at June 30, 2002 were:

                         GROSS            GROSS        NET UNREALIZED
     AGGREGATE        UNREALIZED       UNREALIZED       APPRECIATION/
       COST          APPRECIATION     DEPRECIATION     (DEPRECIATION)
---------------------------------------------------------------------
$118,537,927          $1,874,782        $(795,681)        $1,079,101

5. INVESTMENT TRANSACTIONS
For the six months ended June 30, 2002, purchases and sales of investments (excluding short-term investments) were as follows:

     PURCHASES           SALES          PURCHASES           SALES
  (EXCLUDING U.S.   (EXCLUDING U.S.      OF U.S.           OF U.S.
    GOVERNMENT)       GOVERNMENT)      GOVERNMENT        GOVERNMENT
-----------------------------------------------------------------------
    $10,366,200      $13,955,252      $228,929,729      $225,940,502

6. CONCENTRATIONS
The ability of the issuers of debt, asset-backed and mortgage-backed securities to meet their obligations may be affected by the economic and political developments in a specific industry or region. The value of asset-backed and mortgage-backed securities can be significantly affected by changes in interest rates or rapid principal payments including prepayments.

From time to time, the Portfolio may have a concentration of several shareholders holding a significant percentage of shares outstanding. Investment activities of these shareholders could have a material impact on the Portfolio.

Financial Highlights (unaudited)

                                                       1/1/02                            YEAR ENDED DECEMBER 31,
                                                      THROUGH      --------------------------------------------------------------
                                                      6/30/02            2001         2000          1999         1998        1997
                                                   ----------      ----------   ----------   -----------   ----------   ---------
Per share operating performance:
Net asset value, beginning of period               $    11.61      $    11.65   $    11.23   $     11.67   $    11.29   $   10.65
                                                   ----------      ----------   ----------   -----------   ----------   ---------
Income from investment operations:
 Net investment income                                   0.22            0.63         0.65          0.40         0.45        0.68^
 Net gains or losses on securities
   (both realized and unrealized)                        0.08            0.17         0.52         (0.53)        0.45        0.31
                                                   ----------      ----------   ----------   -----------   ----------   ---------
   Total from investment operations                      0.30            0.80         1.17         (0.13)        0.90        0.99
                                                   ----------      ----------   ----------   -----------   ----------   ---------
Less distributions:
 Dividends from net investment income                    0.09            0.73         0.75          0.27         0.39        0.27
 Distributions from capital gains                          --            0.11           --          0.04         0.13        0.08
                                                   ----------      ----------   ----------   -----------   ----------   ---------
   Total distributions                                   0.09            0.84         0.75          0.31         0.52        0.35
                                                   ----------      ----------   ----------   -----------   ----------   ---------
Net asset value, end of period                     $    11.82      $    11.61   $    11.65   $     11.23   $    11.67   $   11.29
                                                   ==========      ==========   ==========   ===========   ==========   =========
Total Return                                             2.56%(b)        6.92%       10.54%        (1.13%)       8.01%       9.38%
Ratios/supplemental data:
 Net assets, end of period (in thousands)          $   85,908      $   81,524   $   78,678   $    66,218   $   32,541   $  15,899
Ratios to average net assets:#
 Net expenses                                            0.75%           0.75%        0.75%         0.75%        0.75%       0.75%
 Net investment income                                   3.83%           5.37%        5.98%         5.36%        5.39%       6.20%
 Expenses without reimbursements and
   earnings credits                                      0.75%           0.75%        0.75%         0.75%        1.02%       1.91%
 Net investment income without reimbursements
   and earnings credits                                  3.83%           5.37%        5.98%         5.36%        5.12%       5.04%
Portfolio turnover rate                                   296%            421%         565%          479%         179%        184%
---------------------------------------------------------------------------------------------------------------------------------

----------
 ^   Calculated based upon average shares outstanding.
 #   Short periods have been annualized.
 (b) Not annualized.

                       See notes to financial statements.

JPMORGAN FUNDS

U.S. EQUITY FUNDS
Balanced Fund
Capital Growth Fund
Core Equity Fund
Disciplined Equity Fund
Disciplined Equity Value Fund
Diversified Fund
Dynamic Small Cap Fund
Equity Growth Fund
Equity Income Fund
Growth and Income Fund
Mid Cap Growth Fund
Mid Cap Value Fund
Small Cap Equity Fund
Small Cap Growth Fund
SmartIndex(TM) Fund
U.S. Equity Fund
U.S. Small Company Fund
U.S. Small Company Opportunities Fund
Value Opportunities Fund

SELECT FUNDS
Select Balanced Fund
Select Equity Income Fund
Select International Equity Fund
Select Large Cap Equity Fund
Select Large Cap Growth Fund
Select Mid Cap Equity Fund
Select Small Cap Equity Fund

TAX AWARE FUNDS
Fleming Tax Aware International Opportunities Fund
Tax Aware Disciplined Equity Fund
Tax Aware Enhanced Income Fund
Tax Aware Small Company Opportunities Fund
Tax Aware U.S. Equity Fund

SPECIALTY FUNDS
Focus Fund
Global 50 Fund
Global Healthcare Fund
H&Q Technology Fund
Market Neutral Fund

INTERNATIONAL EQUITY FUNDS
Fleming Emerging Markets Equity Fund
Fleming European Fund
Fleming International Growth Fund
Fleming International Value Fund
Fleming International Opportunities Fund
Fleming Japan Fund
Fleming Asia Equity Fund

INCOME FUNDS
Bond Fund
Bond Fund II
Enhanced Income Fund
Fleming Emerging Markets Debt Fund
Global Strategic Income Fund
Intermediate Bond Fund
Short Term Bond Fund
Short-Term Bond Fund II
Strategic Income Fund
U.S. High Yield Bond Fund
U.S. Treasury Income Fund

TAX FREE FUNDS
California Bond Fund
Intermediate Tax Free Income Fund
New Jersey Tax Free Income Fund
New York Intermediate Tax Free Income Fund
Tax Free Income Fund

MONEY MARKET FUNDS
100% U.S. Treasury Securities Money Market Fund
California Tax Free Money Market Fund
Federal Money Market Fund
Liquid Assets Money Market Fund
New York Tax Free Money Market Fund
Prime Money Market Fund
Tax Free Money Market Fund
Treasury Plus Money Market Fund
U.S. Government Money Market Fund

SEMI-ANNUAL REPORT (UNAUDITED)

JPMorgan Funds are distributed by J.P. Morgan Fund Distributors, Inc., which is unaffiliated with The JPMorgan Chase Bank (Chase). Chase and its respective affiliates receive compensation from JPMorgan Funds for providing services to the Funds.

This report is submitted for the general information of the shareholders of the funds. It is not authorized for distribution to prospective investors in the funds unless preceded or accompanied by a prospectus.

The financial information in this report has been taken from the books and records of the funds without examination by independent accountants, who express no opinion thereto.

To obtain a prospectus for any of the JPMorgan Funds, call 1-800-348-4782. The prospectus contains more complete information, including charges and expenses. Please read it carefully before you invest or send money.


                        JPMorgan Funds Fulfillment Center
                                393 Manley Street
                         West Bridgewater, MA 02379-1039

       (C) J.P. Morgan Chase & Co., 2002 All Rights Reserved. August 2002

                                                                      SAN-BP-602

SEMI-ANNUAL REPORT JUNE 30, 2002 (UNAUDITED)

JPMORGAN FUNDS

[GRAPHIC]

INTERNATIONAL
OPPORTUNITIES
PORTFOLIO


[JPMORGAN FLEMING ASSET MANAGEMENT LOGO]

CONTENTS

President's Letter                                  1

JPMorgan International
Opportunities Portfolio
Portfolio Commentary                                3

Portfolio of Investments                            6

Financial Statements                               12

Notes to Financial Statements                      15

Financial Highlights                               20


HIGHLIGHTS

- International equities outperform.

- Relatively attractive valuations.

- Dollar weakness reinforces returns.

- Leadership role may have passed from U.S. to international equities.

     JPMORGAN INTERNATIONAL OPPORTUNITIES PORTFOLIO

PRESIDENT'S LETTER                                                AUGUST 5, 2002

DEAR SHAREHOLDER:
We are pleased to present this annual report for the JPMorgan International Opportunities Portfolio. Inside, you'll find information detailing the performance of the Portfolio for the six months ended June 30, 2002, along with a report from the Portfolio Manager.

INTERNATIONAL EQUITY MARKETS OUTPERFORM U.S.
The tide appears to have begun to turn for international equities. After a decade of underperforming U.S. equities, international equity returns have become competitive with those of the United States over the past few years. This is particularly true of the six months under review. The MSCI EAFE (Europe, Australasia and Far East) Index declined just 1.6% in U.S. dollar terms in the half-year, against the S&P 500's alarming 13.2% fall.

Part of the resilience of international equities can be attributed to the fact that the recent accounting scandals have taken place in the United States. But also, international equities trade on far lower valuations than U.S. equities. This is evident across a number of valuation yardsticks, including the dividend discount rate, price-to-earnings, price-to-cashflow and price-to-book value. Even though U.S. companies tend to be better managed than some of their international counterparts, this does not warrant the discrepancy in valuations.

Indeed, the very fact that many European and Asian companies have considerable scope for productivity improvements may add to their attractiveness. Most U.S. companies have already been through a major step-up in productivity that a number of their European and Asian counterparts are just beginning. This should lead to faster earnings growth, higher returns on equity and greater returns for shareholders.

DOLLAR WEAKNESS
Dollar weakness also plays its part in the relative attractiveness of international markets. During the six months under review, the dollar fell about 10% against both the euro and the yen. This has boosted dollar returns for international equity markets -- although these markets still outperform in local currency terms.

OUTLOOK
Our view of the future is that leadership of global equity markets may have passed from U.S. equities to international equities. Over the next few years, investors may earn higher returns through investing in international equities, while also benefiting from diversifying their portfolios.

Sincerely yours,

/s/ George C.W. Gatch
George C.W. Gatch
President
JPMorgan Funds

     JPMORGAN INTERNATIONAL OPPORTUNITIES PORTFOLIO
              AS OF JUNE 30, 2002

Q. HOW DID THE PORTFOLIO PERFORM?
A. JPMorgan International Opportunities Portfolio, which seeks long-term capital appreciation, fell 3.10% during the six months ended June 30, 2002. This compares with a decline of 1.05% for the MSCI All Country World Index Free (ex-U.S.), the Portfolio's benchmark.

Q. WHY DID THE PORTFOLIO PERFORM IN THIS WAY?
A. The Portfolio trailed its benchmark during the reported six-month period during which international stocks were extremely volatile but nonetheless outperformed domestic U.S. equities. As this was a period in which some leading international stocks lost large amounts of their value, underperformance of the benchmark was caused by just a few names.

The Portfolio's worst performer was Japanese apparel retailer Fast Retailing, which has grown rapidly over the past few years through a successful formula in selling clothes to Japan's mass market. Sales plummeted during the past six months, leading to a change of management and causing speculation that the company had saturated its market. The stock price fell by more than 50%. Two other poor performers -- Vivendi Universal and Vodafone -- were, in their own ways, victims of the current economic and financial correction. French media and utilities conglomerate Vivendi continued to suffer as doubts intensified regarding its strategy, financing, management and accounting. Meanwhile, Vodafone fell as investors continued to flee the telecom sector worldwide. In emerging markets, Indian petrochemical company Reliance Industries fell as India and Pakistan appeared to be edging towards the brink of war.

From a positive perspective, there was strong performance from a number of names. KDDI, the Japanese mobile telephone company, moved to a new network and demonstrated robust subscriber growth. Venezuelan telecom company CANTV cut costs while growing revenues. Additionally, the stock prices of emerging market oil companies CNOOC and Lukoil both rose with the firm oil price and increasing investor comfort regarding corporate governance issues.

Q. HOW WAS THE PORTFOLIO MANAGED?
A. The Portfolio's holdings became marginally more defensive as we sold holdings that had become fully valued. From a sector perspective, we sold value cyclical stocks such as autos and energy, buying into defensive names. From a country perspective, we reduced our holdings in the U.K. and Asia, and increased our weighting in continental Europe.

Q. WHAT IS THE OUTLOOK?
A. Looking forward, international equities appear more attractive than U.S. equities. Not only do they trade on lower valuations, but also there is greater scope for improving corporate profitability through restructuring. In the immediate future, however, it is difficult to predict how markets will perform. Strategically, the correct course of action appears to be to invest in defensive companies with strong balance sheets.

                                   (UNAUDITED)

[CHART]

PERCENTAGE OF TOTAL PORTFOLIO INVESTMENTS

United Kingdom              19.0%
Japan                       17.8%
France                      13.8%
Switzerland                 11.7%
The Netherlands              7.3%
Spain                        5.9%
Australia                    5.5%
Hong Kong                    4.1%
Italy                        2.5%
Finland                      2.2%
South Korea                  1.8%
Belgium                      1.6%
Sweden                       1.6%
Russia                       1.5%
India                        1.4%
Venezuela                    1.1%
Other                        1.2%

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO

1.  NOVARTIS AG (3.5%)

2.  TOTALFINAELF SA (3.3%)

3.  VODAFONE GROUP PLC (2.8%)

4.  UNILEVER PLC (2.6%)

5.  UNI CREDITO ITALIANO SPA (2.5%)

6.  BNP PARIBAS (2.5%)

7.  UBS AG (2.3%)

8.  IBERDROLA SA (2.0%)

9.  ABB LTD (1.9%)

10. BANCO BILBAO VIZCAYA ARGENTARIA SA (1.8%)

TOP 10 EQUITY HOLDINGS COMPRISED 25.2% OF THE PORTFOLIO'S MARKET VALUE OF INVESTMENTS ($5,946,909). AS OF JUNE 30, 2002 THE FUND HELD 98 EQUITY HOLDINGS. PORTFOLIO HOLDINGS ARE SUBJECT TO CHANGE AT ANY TIME.

AVERAGE ANNUAL TOTAL RETURNS

                                                              SINCE INCEPTION
                             1 YEAR     3 YEARS     5 YEARS      (1/3/95)
------------------------------------------------------------------------------
International
Opportunities Portfolio     (10.37%)    (6.87%)     (2.05%)        3.19%
------------------------------------------------------------------------------

[CHART]

LIFE OF FUND PERFORMANCE (1/3/95 TO 6/30/02)

             JPMORGAN INTERNATIONAL   MSCI ALL COUNTRY WORLD     LIPPER VARIABLE ANNUITY
            OPPORTUNITIES PORTFOLIO    INDEX FREE (EX-U.S.)    INTERNATIONAL FUNDS AVERAGE
 1/95              $ 10,000                $ 10,000                     $ 10,000
 1/95              $  9,850                $ 10,000                     $ 10,000
 2/95              $  9,640                $  9,946                     $ 10,048
 3/95              $ 10,160                $ 10,508                     $ 10,340
 4/95              $ 10,430                $ 10,918                     $ 10,704
 5/95              $ 10,321                $ 10,869                     $ 10,845
 6/95              $ 10,231                $ 10,719                     $ 10,897
 7/95              $ 10,911                $ 11,326                     $ 11,472
 8/95              $ 10,582                $ 10,933                     $ 11,279
 9/95              $ 10,752                $ 11,120                     $ 11,492
10/95              $ 10,601                $ 10,823                     $ 11,296
11/95              $ 10,802                $ 11,078                     $ 11,410
12/95              $ 11,238                $ 11,516                     $ 11,743
 1/96              $ 11,383                $ 11,674                     $ 12,025
 2/96              $ 11,446                $ 11,674                     $ 12,136
 3/96              $ 11,601                $ 11,893                     $ 12,347
 4/96              $ 11,871                $ 12,253                     $ 12,748
 5/96              $ 11,850                $ 12,069                     $ 12,768
 6/96              $ 12,006                $ 12,131                     $ 12,854
 7/96              $ 11,633                $ 11,728                     $ 12,407
 8/96              $ 11,747                $ 11,797                     $ 12,598
 9/96              $ 12,058                $ 12,090                     $ 12,841
10/96              $ 12,161                $ 11,969                     $ 12,795
11/96              $ 12,659                $ 12,431                     $ 13,344
12/96              $ 12,719                $ 12,287                     $ 13,413
 1/97              $ 12,525                $ 12,060                     $ 13,386
 2/97              $ 12,699                $ 12,281                     $ 13,592
 3/97              $ 12,827                $ 12,255                     $ 13,621
 4/97              $ 12,938                $ 12,360                     $ 13,632
 5/97              $ 13,423                $ 13,122                     $ 14,409
 6/97              $ 14,040                $ 13,847                     $ 15,046
 7/97              $ 14,492                $ 14,126                     $ 15,485
 8/97              $ 13,533                $ 13,014                     $ 14,381
 9/97              $ 14,383                $ 13,719                     $ 15,288
10/97              $ 13,159                $ 12,550                     $ 14,188
11/97              $ 13,103                $ 12,393                     $ 14,102
12/97              $ 13,411                $ 12,535                     $ 14,215
 1/98              $ 13,614                $ 12,910                     $ 14,555
 2/98              $ 14,360                $ 13,771                     $ 15,520
 3/98              $ 14,942                $ 14,248                     $ 16,329
 4/98              $ 15,158                $ 14,350                     $ 16,588
 5/98              $ 14,785                $ 14,089                     $ 16,658
 6/98              $ 14,546                $ 14,037                     $ 16,573
 7/98              $ 14,665                $ 14,170                     $ 16,792
 8/98              $ 12,201                $ 12,172                     $ 14,449
 9/98              $ 11,602                $ 11,916                     $ 13,886
10/98              $ 13,027                $ 13,163                     $ 14,906
11/98              $ 13,720                $ 13,870                     $ 15,674
12/98              $ 14,045                $ 14,348                     $ 16,191
 1/99              $ 14,246                $ 14,333                     $ 16,426
 2/99              $ 13,819                $ 14,012                     $ 15,996
 3/99              $ 14,592                $ 14,688                     $ 16,563
 4/99              $ 15,294                $ 15,423                     $ 17,309
 5/99              $ 14,852                $ 14,698                     $ 16,606
 6/99              $ 15,671                $ 15,374                     $ 17,468
 7/99              $ 16,086                $ 15,735                     $ 17,969
 8/99              $ 16,247                $ 15,790                     $ 18,109
 9/99              $ 16,313                $ 15,898                     $ 18,207
10/99              $ 16,743                $ 16,489                     $ 18,877
11/99              $ 17,546                $ 17,149                     $ 20,480
12/99              $ 19,194                $ 18,785                     $ 23,044
 1/00              $ 18,042                $ 17,765                     $ 21,890
 2/00              $ 18,681                $ 18,244                     $ 23,509
 3/00              $ 18,778                $ 18,930                     $ 23,650
 4/00              $ 17,967                $ 17,874                     $ 22,089
 5/00              $ 17,591                $ 17,416                     $ 21,330
 6/00              $ 18,441                $ 18,158                     $ 22,268
 7/00              $ 17,884                $ 17,441                     $ 21,513
 8/00              $ 18,175                $ 17,657                     $ 21,898
 9/00              $ 17,132                $ 16,677                     $ 20,654
10/00              $ 16,437                $ 16,147                     $ 19,892
11/00              $ 15,658                $ 15,422                     $ 18,926
12/00              $ 16,155                $ 15,950                     $ 19,594
 1/01              $ 16,212                $ 16,189                     $ 19,694
 2/01              $ 15,017                $ 14,907                     $ 18,167
 3/01              $ 13,807                $ 13,853                     $ 16,750
 4/01              $ 14,750                $ 14,795                     $ 17,891
 5/01              $ 14,560                $ 14,386                     $ 17,379
 6/01              $ 14,121                $ 13,834                     $ 16,755
 7/01              $ 13,537                $ 13,527                     $ 16,276
 8/01              $ 13,434                $ 13,191                     $ 15,851
 9/01              $ 11,916                $ 11,792                     $ 14,163
10/01              $ 12,296                $ 12,122                     $ 14,548
11/01              $ 12,850                $ 12,676                     $ 15,138
12/01              $ 13,062                $ 12,839                     $ 15,348
 1/02              $ 12,413                $ 12,290                     $ 14,697
 2/02              $ 12,325                $ 12,378                     $ 14,775
 3/02              $ 13,004                $ 13,051                     $ 15,535
 4/02              $ 13,162                $ 13,135                     $ 15,583
 5/02              $ 13,384                $ 13,279                     $ 15,695
 6/02              $ 12,652                $ 12,705                     $ 15,075

Source: Lipper Analytical Services, Inc. Past performance is no guarantee of future results. Investment returns and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost.

The Portfolio commenced operations on 1/3/95.

The graph illustrates comparative performance for $10,000 invested in the JPMorgan International Opportunities Portfolio, MSCI All Country World Index Free (ex-U.S.), and Lipper Variable Annuity International Funds Average from January 3, 1995 to June 30, 2002. The performance of the indices reflects an initial investment at the end of the month following the Portfolio's inception. The performance of the indices does not include a sales charge and has been adjusted to reflect reinvestment of all dividends and capital gains of the securities included in the benchmark. The MSCI All Country World Index Free (ex-U.S.) is an unmanaged index that measures developed and emerging foreign stock market performance. The Lipper Variable Annuity International Funds Average describes the average total return for all the funds in the indicated category, as defined by Lipper, Inc. Investors cannot invest directly in an index.

Capital gains are subject to federal income tax, a portion of the Portfolio's income may be subject to the Alternative Minimum Tax and some investors may be subject to certain state and local taxes.

Certain fees and expenses of the Portfolio are currently being waived and reimbursed as described in the prospectus. Had the expenses not been subsidized or waived, returns would have been lower. Also all performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or redemption of Portfolio shares.

International investing involves a greater degree of risk and increased volatility. Changes in currency exchange rates and difference in accounting and taxation policies outside the United States can raise or lower returns. Also, some overseas markets may not be as politically and economically stable as the United States and other nations. The Portfolio may also be subject to additional risk of non-diversified "Regional" investing.

     Portfolio of Investments

As of June 30, 2002 (unaudited)

   SHARES    ISSUER                                            VALUE
--------------------------------------------------------------------
     LONG-TERM INVESTMENTS -- 99.3%
--------------------------------------------------------------------
             COMMON STOCKS -- 98.1%

             AUSTRALIA -- 4.3%
   10,000    Brambles Industries LTD                    $     52,996
   48,494    Foster's Group LTD                              128,500
    4,600    National Australia Bank LTD                      91,418
    4,352    News Corp., LTD                                  23,650
   76,200    Santos LTD                                      276,350
  111,500    Southern Pacific Petroleum NL *                  42,565
   78,895    WMC LTD                                         402,611
                                                        ------------
                                                           1,018,090
             BELGIUM -- 1.6%
   12,936    Interbrew                                       371,385

             FINLAND -- 2.2%
   25,658    Nokia OYJ                                       375,535
   10,110    Stora Enso OYJ, R Shares                        141,356
                                                        ------------
                                                             516,891
             FRANCE -- 13.8%
   12,712    AXA                                             232,506
   10,518    BNP Paribas                                     581,702
    1,652    Lafarge SA                                      164,782
    1,530    Michelin (C.G.D.E.)                              61,997
    3,550    Pechiney SA, A Shares                           162,151
    2,945    Sanofi-Synthelabo SA                            179,162
    5,015    Societe Generale, Class A                       330,351
      860    Technip - Coflexip SA                            90,539
    4,857    TotalFinaElf SA                                 788,587
    2,887    Valeo SA                                        120,035
   10,076    Vivendi Environnement                           310,969
   10,293    Vivendi Universal SA                            222,418
                                                        ------------
                                                           3,245,199

             GERMANY -- 0.3%
      400    Allianz AG                                       80,766

             HONG KONG -- 4.1%
   40,500    China Mobile LTD *                              119,942
  229,000    CNOOC LTD                                       306,801
   86,300    Hong Kong Electric Holdings                     322,518
   12,000    Sun Hung Kai Properties LTD                      91,154
   53,000    Wharf Holdings LTD                              125,026
                                                        ------------
                                                             965,441
             INDIA -- 1.4%
    3,106    Ranbaxy Laboratories LTD, GDR                    59,014
   25,144    Reliance Industries LTD, GDR, #                 279,518
                                                        ------------
                                                             338,532
             ITALY -- 2.5%
  130,000    Uni Credito Italiano SPA                        588,015

                       See notes to financial statements.

                                        6

   SHARES    ISSUER                                            VALUE
--------------------------------------------------------------------
     LONG-TERM INVESTMENTS -- CONTINUED
--------------------------------------------------------------------
             JAPAN -- 17.8%
    2,600    Aiful Corp.                                $    170,499
   14,000    Chugai Pharmaceutical Co., LTD                  167,495
  103,000    Daiwa Bank Holdings, Inc. *                      79,059
   63,000    Daiwa Securities Group, Inc.                    408,401
   10,200    Fast Retailing Co., LTD                         221,258
   46,000    Fujitsu LTD                                     320,841
    9,300    Honda Motor Co., LTD                            377,090
  172,000    Kawasaki Steel Corp.                            223,861
      104    KDDI Corp.                                      321,041
   71,000    Minebea Co., LTD                                417,020
   57,000    Mitsubishi Chemical Corp.                       132,680
   33,000    Mitsubishi Pharma Corp.                         336,993
       48    Mizuho Holdings, Inc.                           106,524
   22,000    NEC Corp.                                       153,079
   17,000    Ricoh Co., LTD                                  294,302
    2,300    Rohm Co., LTD                                   343,292
    7,000    Tostem Inax Holding Corp.                       119,431
                                                        ------------
                                                           4,192,866
             PHILIPPINES -- 0.2%
   40,916    ABS-CBN Broadcasting Corp., PDR *                18,293
   72,700    First Philippine Holdings *                      29,615
                                                        ------------
                                                              47,908
             RUSSIA -- 1.5%
    5,576    LUKOIL, ADR                                     361,735

             SOUTH KOREA -- 1.8%
    5,750    KT Corp., ADR                                   124,487
   10,687    Shinhan Financial Group Co., LTD, GDR, #        295,955
                                                        ------------
                                                             420,442
             SPAIN -- 5.9%
    4,654    Acerinox SA                                     195,112
   37,500    Banco Bilbao Vizcaya Argentaria SA              424,049
   32,475    Iberdrola SA                                    473,064
    2,808    Repsol YPF SA                                    33,112
   30,640    Telefonica SA *                                 257,209
                                                        ------------
                                                           1,382,546
             SWEDEN -- 1.6%
   20,298    Assa Abloy AB, Class B                          286,012
   17,400    Skandia Forsakrings AB                           79,138
                                                        ------------
                                                             365,150
             SWITZERLAND -- 11.7%
   50,711    ABB LTD *                                       451,468
   10,900    Compagnie Financiere Richemont AG,
             Class A                                         247,910
    8,658    Credit Suisse Group *                           274,871
   18,950    Novartis AG                                     833,353
      820    Roche Holding AG                                 61,983
   10,782    UBS AG *                                        542,251
    1,663    Zurich Financial Services AG                    335,773
                                                        ------------
                                                           2,747,609

                       See notes to financial statements.

                                        7

   SHARES    ISSUER                                            VALUE
--------------------------------------------------------------------
     LONG-TERM INVESTMENTS -- CONTINUED
--------------------------------------------------------------------
             THE NETHERLANDS -- 7.3%
    6,723    Aegon NV                                   $    140,162
   10,600    European Aeronautic Defence and Space Co.       162,995
   11,492    Heineken Holding NV, Class A                    389,740
    6,100    Koninklijke Philips Electronics NV              170,308
    4,082    Numico NV                                        91,552
   86,900    Royal KPN NV *                                  406,797
    6,533    TPG NV                                          147,556
   11,092    Wolters Kluwer NV                               210,544
                                                        ------------
                                                           1,719,654
             UNITED KINGDOM -- 19.0%
   13,088    Amersham PLC                                    115,710
   24,766    Aviva PLC                                       199,135
    9,348    Barclays PLC                                     78,655
   25,784    BBA Group PLC                                   108,278
  103,579    British Airways PLC                             294,061
    6,600    British American Tobacco PLC                     70,926
   21,441    British Sky Broadcasting Group PLC *            205,573
  216,172    Corus Group PLC *                               276,789
   59,498    Dixons Group PLC                                173,450
   13,700    Exel PLC                                        174,477
    5,107    GlaxoSmithKline PLC                             110,385
   53,700    Hays PLC                                        126,057
   10,950    Matalan PLC                                      52,076
   21,053    P & O Princess Cruises PLC                      133,178
    6,300    Prudential PLC                                   57,618
   22,822    Reckitt Benckiser PLC                           409,449
   16,824    Reuters Group PLC                                89,244
   54,684    Scottish Power PLC                              294,034
   72,518    Tesco PLC                                       263,635
   65,900    Unilever PLC                                    600,699
  483,808    Vodafone Group PLC                              663,721
                                                        ------------
                                                           4,497,150
             VENEZUELA -- 1.1%
   18,146    Compania Anonima Nacional Telefonos de
             Venezuela (CANTV), ADR                          258,218
                                                        ------------
             Total Common Stocks
             (Cost $24,727,511)                           23,117,597
                                                        ------------

             PREFERRED STOCK -- 1.2%
             AUSTRALIA -- 1.2%
   59,800    News Corp., LTD
             (Cost $537,488)                                 274,617
                                                        ------------
             Total Long-Term Investments
             (Cost $25,264,999)                           23,392,214
                                                        ------------

                       See notes to financial statements.

 PRINCIPAL
    AMOUNT   ISSUER                                            VALUE
--------------------------------------------------------------------
     SHORT-TERM INVESTMENT -- 0.7%
--------------------------------------------------------------------
             U.S. TREASURY SECURITY -- 0.7%
 $165,000    U.S. Treasury Bill, 1.62%, 9/5/02 @
             (Cost $164,512)                            $    164,503
                                                        ------------
             Total Investments -- 100.0%
             (Cost $25,429,511)                         $ 23,556,717
                                                        ------------

                       See notes to financial statements.

FUTURES CONTRACTS
--------------------------------------------------------------------------------
                                                        NOTIONAL
  NUMBER                                                  AMOUNT     UNREALIZED
    OF                                EXPIRATION       AT 6/30/02   APPRECIATION
 CONTRACTS  DESCRIPTION                  DATE             (USD)        (USD)
--------------------------------------------------------------------------------
            LONG FUTURES OUTSTANDING
     6      DJ Euro Stoxx 50 Index    September, 2002  $  187,070   $      7,642
     2      FTSE 100 Index            September, 2002     141,851            260
     1      TOPIX Index               September, 2002      85,058          2,027

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS
----------------------------------------------------------------------------
                                 SETTLEMENT       VALUE       NET UNREALIZED
                    SETTLEMENT      VALUE      AT 6/30/02      APPRECIATION
  CONTRACTS TO BUY     DATE         (USD)        (USD)             (USD)
----------------------------------------------------------------------------
   1,632,006  CAD    7/18/2002   $ 1,055,331   $ 1,072,643     $    17,312

     400,249  CHF    7/18/2002       260,000       269,011           9,011

     270,000  EUR    7/18/2002       257,985       266,460           8,475

     943,273  GBP    7/18/2002     1,390,440     1,436,451          46,011

  63,166,660  JPY    7/18/2002       510,000       527,445          17,445

     117,985  SGD    7/18/2002        66,083        66,807             724
                                 -----------   -----------     -----------
                                 $ 3,539,839   $ 3,638,817     $    98,978
                                 ===========   ===========     ===========

                                                               NET UNREALIZED
                                  SETTLEMENT       VALUE        APPRECIATION/
                     SETTLEMENT      VALUE      AT 6/30/02     (DEPRECIATION)
  CONTRACTS TO SELL     DATE         (USD)        (USD)             (USD)
-----------------------------------------------------------------------------
   1,019,538  EUR     7/18/2002   $ 1,019,538   $ 1,048,944     $   (29,406)

     373,326  AUD     7/18/2002       373,326       370,323           3,003

     296,261  HKD     7/18/2002       296,261       296,236              25

     650,000  JPY     7/18/2002       650,000       664,474         (14,474)

     403,539  GBP     7/18/2002       403,539       411,166          (7,627)
                                  -----------   -----------     -----------
                                  $ 2,742,664   $ 2,791,143     $   (48,479)
                                  ===========   ===========     ===========

                       See notes to financial statements.

SUMMARY OF INVESTMENTS BY INDUSTRY, JUNE 30, 2002

                                      % OF INVESTMENT
INDUSTRY                                 SECURITIES
-----------------------------------------------------
Banking                                    13.1%
Telecommunications                         10.7
Food/Beverage Products                      7.8
Oil & Gas                                   7.7
Pharmaceuticals                             7.2
Utilities                                   4.8
Electronics/Electrical Equipment            4.6
Insurance                                   4.5
Financial Services                          4.0
Metals/Mining                               3.6
Multi-Media                                 3.6
Steel                                       3.0
Retailing                                   2.9
Automotive                                  2.4
Construction                                2.3
Consumer Products                           2.0
Other (below 2%)                           15.8
                                      ---------------
Total                                     100.0%
                                      ---------------

Abbreviations:

*     --Non-income producing security.
@     --Security is fully or partially segregated with the custodian as collateral for futures or with brokers as initial margin for futures contracts.
#     --All or a portion of this security is a 144A or private placement security and can only be sold to qualified institutional buyers.
ADR   --American Depositary Receipt.
AUD   --Australian Dollar.
CAD   --Canadian Dollar.
CHF   --Swiss Franc.
EUR   --Euro.
GBP   --Great Britain Pound
GDR   --Global Depositary Receipt.
HKD   --Hong Kong Dollar.
JPY   --Japanese Yen.
PDR   --Philippine Depositary Receipt.
SGD   --Singapore Dollar.
USD   --United States Dollar.

                       See notes to financial statements.

     Statement of Assets & Liabilities

As of June 30, 2002 (unaudited)

   ASSETS:
     Investment securities, at value                               $  23,556,717
     Cash                                                              1,390,841
     Foreign currency, at value                                          335,982
     Receivables:
       Investment securities sold                                        333,455
       Interest and dividends                                             24,205
       Foreign tax reclaim                                                73,155
       Margin account for futures contracts                               12,131
       Unrealized gain on forward foreign currency contracts             102,007
                                                                   -------------
   Total Assets                                                       25,828,493
                                                                   -------------
   LIABILITIES:
     Payables:
       Investment securities purchased                                    52,011
       Unrealized loss on forward foreign currency contracts              51,508
     Accrued liabilities:
       Investment advisory fees                                           12,221
       Administration fees                                                   408
       Custodian fees                                                     17,231
       Trustees' fees                                                        898
       Other                                                              42,251
                                                                   -------------
   Total Liabilities                                                     176,528
                                                                   -------------
   NET ASSETS:
     Paid in capital                                                  33,559,906
     Accumulated undistributed (overdistributed) net
       investment income                                                  29,013
     Accumulated net realized gain (loss) on investments,
       futures and foreign exchange transactions                      (6,132,556)
     Net unrealized appreciation (depreciation) of investments,
       futures and foreign exchange translations                      (1,804,398)
                                                                   -------------
   Total Net Assets                                                   25,651,965
                                                                   -------------
   Shares of beneficial interest outstanding (no par value;
       unlimited number of shares authorized):                         3,004,975
   Net asset value, redemption and offering price per share:       $        8.54
                                                                   -------------
   Cost of investments                                             $  25,429,511
                                                                   -------------
   Cost of foreign currency                                        $     334,875
                                                                   =============

                       See notes to financial statements.

     Statement of Operations

For the six months ended June 30, 2002 (unaudited)

   INVESTMENT INCOME:
     Dividend                                                      $     354,348
     Interest                                                             22,099
     Foreign taxes withheld                                              (27,817)
                                                                   -------------
   Total investment income                                               348,630
                                                                   -------------
   EXPENSES:
     Investment advisory fees                                             73,268
     Administration fees                                                   1,869
     Custodian fees                                                       38,183
     Printing and postage                                                  5,263
     Professional fees                                                    20,027
     Transfer agent fees                                                  10,645
     Trustees' fees                                                        3,928
     Other                                                                 3,519
                                                                   -------------
   Total expenses                                                        156,702
                                                                   -------------
     Less expense reimbursements                                          10,165
                                                                   -------------
       Net expenses                                                      146,537
                                                                   -------------
   Net investment income                                                 202,093
                                                                   =============

   REALIZED AND UNREALIZED
   GAIN (LOSS) ON INVESTMENTS:
     Net realized gain (loss) on transactions from:
       Investments                                                      (835,017)
       Futures                                                          (217,907)
       Foreign exchange contracts                                        115,670
     Change in net unrealized appreciation/depreciation of:
       Investments                                                       137,724
       Futures                                                             8,038
       Foreign currency translations                                    (113,630)
                                                                   -------------
     Net realized and unrealized gain (loss) on investments,
       futures and foreign exchange transactions                        (905,122)
                                                                   -------------
     Net increase (decrease) in net assets from operations         $    (703,029)
                                                                   =============

                       See notes to financial statements.

     Statement of Changes in Net Assets

For the periods indicated (unaudited)

                                                                         1/1/02             YEAR
                                                                        THROUGH            ENDED
                                                                        6/30/02           12/31/01
-----------------------------------------------------------------------------------------------------
   INCREASE (DECREASE) IN NET
   ASSETS FROM OPERATIONS:
     Net investment income                                           $     202,093     $      232,307
     Net realized gain (loss) on investments, futures and foreign
      exchange transactions                                               (937,254)        (4,697,739)
     Change in net unrealized appreciation/depreciation of
      investments, futures and foreign currency translations                32,132           (836,851)
                                                                     -------------     --------------
      Increase (decrease) in net assets from operations                   (703,029)        (5,302,283)
                                                                     -------------     --------------
   DISTRIBUTIONS TO SHAREHOLDERS FROM:
     Net investment income                                                (103,641)          (259,790)
     Net realized gain on investment transactions                               --           (803,719)
                                                                     -------------     --------------
      Total distributions to shareholders                                 (103,641)        (1,063,509)
                                                                     -------------     --------------
   INCREASE (DECREASE) FROM
   CAPITAL SHARE TRANSACTIONS:
     Proceeds from shares issued                                        15,098,050         67,349,764
     Dividends reinvested                                                  103,641          1,063,509
     Cost of shares redeemed                                           (13,601,759)       (64,968,528)
                                                                     -------------     --------------
      Increase (decrease) from capital share transactions                1,599,932          3,444,745
                                                                     -------------     --------------
      Total increase (decrease) in net assets                              793,262         (2,921,047)
                                                                     -------------     --------------
   NET ASSETS:
     Beginning of period                                                24,858,703         27,779,750
                                                                     -------------     --------------
     End of period                                                   $  25,651,965     $   24,858,703
                                                                     -------------     --------------
   ACCUMULATED UNDISTRIBUTED (OVERDISTRIBUTED) NET
     INVESTMENT INCOME                                               $      29,013     $      (69,439)
                                                                     -------------     --------------
   SHARE TRANSACTIONS:
     Issued                                                              1,767,035          6,969,103
     Reinvested                                                             11,567            110,222
     Redeemed                                                           (1,582,306)        (6,719,077)
                                                                     -------------     --------------
      Change in Shares                                                     196,296            360,248
                                                                     =============     ==============

                       See notes to financial statements.

     Notes to Financial Statements (unaudited)

1. ORGANIZATION
JPMorgan International Opportunities Portfolio ("Portfolio") is a separate series of J.P. Morgan Series Trust II (the "Trust"). The Trust is registered under the Investment Company Act of 1940 (the "1940 Act") as amended, as a diversified, open-end management investment company. The Trust was organized as a Delaware Business Trust on October 28, 1993 for the purpose of funding flexible premium variable life insurance policies.

Portfolio shares are offered only to separate accounts of participating insurance companies and eligible plans. Individuals may not purchase shares directly from the Portfolio.

Substantially all of the Portfolio's net assets consist of securities of issuers which are denominated in foreign currencies. Changes in currency exchange rates will affect the value of and investment income from such securities.

Investments in international markets may involve certain considerations and risks not typically associated with investments in the United States. Future economic and political developments in foreign countries could adversely affect the liquidity or value, or both, of such securities in which the Portfolio is invested.

2. SIGNIFICANT ACCOUNTING POLICIES
THE FOLLOWING IS A SUMMARY OF THE SIGNIFICANT ACCOUNTING POLICIES OF THE
PORTFOLIO:

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual amounts may differ from those estimates.

A. VALUATION OF INVESTMENTS -- Equity securities, purchased options and futures are valued at the last sale price on the exchange on which they are primarily traded, including the NASDAQ National Market. Securities for which sale prices are not available and other over-the-counter securities are valued at the mean between the bid and ask quotations. Bonds and other fixed income securities (other than short-term obligations), including listed issues, are valued on the basis of the valuations supplied by pricing services or by matrix pricing systems of a major dealer in bonds. Short-term debt securities with 61 days or more to maturity at time of purchase are valued, through the 61st day prior to maturity, at market value based on quotations obtained from market makers or other appropriate sources; thereafter, the value on the 61st day is amortized on a straight-line basis over the remaining number of days to maturity. Short-term investments with 60 days or less to maturity at time of purchase are valued at amortized cost, which approximates market. Portfolio securities for which there are no such quotations or valuations are valued at fair value as determined in good faith by or at the direction of the Trustees.

Trading in securities on most foreign exchanges and over-the-counter markets is normally completed before the close of the domestic market and may also take place on days when the domestic market is closed. If events materially affecting the value of foreign securities occur between the time when the exchange on which they are traded closes and the time when the Portfolio's net assets are calculated, such securities will be valued at fair value in accordance with procedures adopted by the Trustees.

B. FUTURES CONTRACTS -- When the Portfolio enters into a futures contract, it makes an initial margin deposit in a segregated account, either in cash or liquid securities. Thereafter, the futures contract is marked to market and the Portfolio makes (or receives) additional cash payments daily to (or from) the broker. Changes in the value of the contract are recorded as unrealized appreciation (depreciation) until the contract is closed or settled.

Index futures contracts are used to control the asset mix of the portfolio in the most efficient manner, allowing the Portfolio to adjust country exposures while incurring minimal transaction costs. Short index futures contracts are used for hedging purposes, i.e. to reduce the exposure to equities. Long index futures contracts are used to gain exposure to equities, when it is anticipated that this will be more efficient than buying stocks directly.

Use of long futures contracts subjects the Portfolio to risk of loss in excess of the amounts shown on the Statement of Assets and Liabilities, up to the notional value of the futures contracts. Use of short futures contracts subjects the Portfolio to unlimited risk of loss.

The Portfolio may enter into futures contracts only on exchanges or boards of trade. The exchange or board of trade acts as the counterparty to each futures transaction, therefore, the Portfolio's credit risk is limited to failure of the exchange or board of trade.

As of June 30, 2002, the Portfolio had outstanding futures contracts as listed on its Portfolio of Investments.

C. FOREIGN CURRENCY TRANSLATIONS -- All assets and liabilities initially expressed in foreign currencies are translated into U.S. dollars at prevailing exchange rates at period end. Purchases and sales of investment securities, dividend and interest income, and certain expenses are translated at the rates of exchange prevailing on the respective dates of such transactions. Realized and unrealized gains and losses from foreign currency translations arise from changes in currency exchange rates and are reported in the Statement of Operations.

Although the net assets of the Portfolio are presented at the exchange rates and market values prevailing at the end of the period, the Portfolio does not isolate the portion of the results of operations arising from changes in foreign exchange rates from the fluctuations arising from changes in the market prices of securities during the period.

D. FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS -- The Portfolio may enter into forward foreign currency exchange contracts to facilitate transactions of securities denominated in a foreign currency, to manage the Portfolio's exposure to foreign currency exchange fluctuations or to adjust the Portfolio's exposure relative to the benchmark. The net U.S. dollar value of foreign currency underlying all contractual commitments held by the Portfolio and the resulting unrealized appreciation or depreciation are determined daily using prevailing exchange rates. The Portfolio bears the risk of an unfavorable change in the foreign currency exchange rate underlying the forward contract. Additionally, losses may arise if the counterparties do not perform under the contract terms.

As of June 30, 2002, the Portfolio had open forward foreign currency exchange contracts as listed on its Portfolio of Investments.

E. SECURITY TRANSACTIONS AND INVESTMENT INCOME -- Investment transactions are accounted for on the trade date (the date the order to buy or sell is executed). Securities gains and losses are calculated on an identified cost basis. Dividend income less foreign taxes withheld (if any) is recorded on the ex-dividend date. Interest income is determined on the basis of coupon interest accrued using the interest method adjusted for amortization of premiums and accretion of discounts.

F. EXPENSES -- Expenses incurred by the Trust with respect to any two or more Portfolios in the Trust are allocated in proportion to the net assets of each Portfolio in the Trust, except where allocations of direct expenses to each Portfolio can otherwise be made fairly. Expenses directly attributable to a Portfolio are charged to that Portfolio.

G. FEDERAL INCOME TAXES -- It is the Porfolio's policy to distribute all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under the provisions of the Internal Revenue Code. Accordingly, no provision has been made for federal or state income taxes. The Portfolio is also a segregated portfolio of assets for insurance purposes and intends to comply with the diversification requirements of Subchapter L of the Internal Revenue Code.

H. FOREIGN TAXES -- The Portfolio may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Portfolio will accrue such taxes and recoveries as applicable, based upon the current interpretation of tax rules and regulations that exist in the markets in which they invest.

I. DISTRIBUTION TO SHAREHOLDERS -- Dividends and distributions paid to shareholders are recorded on the ex-dividend date. The amount of dividends and distributions from net investment income and net realized capital gains is determined in accordance with Federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America. To the extent these "book/tax" differences are permanent in nature (i.e., that they result from other than timing of recognition - "temporary differences"), such amounts are reclassified within the capital accounts based on their Federal tax-basis treatment.

3. FEES AND OTHER TRANSACTIONS WITH AFFILIATES
A. INVESTMENT ADVISORY FEE -- Pursuant to the Investment Advisory Agreement, J.P. Morgan Investment Management, Inc. ("JPMIM" or "Adviser") acts as the investment adviser to the Portfolio. JPMIM is an affiliate of JPMorgan Chase Bank ("JPMCB") and a wholly owned subsidiary of J.P. Morgan Chase & Co. The Adviser supervises the investments of the Portfolio and for such services is paid a fee. The fee is accrued daily and paid monthly at an annual rate of 0.60% of the Portfolio's average daily net assets.

B. ADMINISTRATION FEE -- Pursuant to the Administration Agreement, JPMCB (the "Administrator") provides certain aspects of the administration and operation of the Portfolio. Under the agreement, the Portfolio has agreed to pay the Administrator a fee based on the following: if the total expenses of the Portfolio excluding the advisory fee exceed the expense limit of 0.60% of the average daily net assets of the Portfolio, the Administrator will reimburse the Portfolio for the excess expense amount and receive no fee. Should the expenses be less than the expense limit, the Administrator's fee would be limited to the difference between such expenses and the fees calculated under the Administration Agreement.

BISYS Fund Services, LP ("BISYS") is the Portfolio's sub-administrator. For its services as sub-administrator, BISYS receives a portion of the fees payable to JPMCB as Administrator.

C. CUSTODIAN AND ACCOUNTING FEES -- JPMCB provides portfolio accounting and custody services for the Portfolio. Compensation for such services is presented in the Statement of Operations as Custodian Fees. The custodian fees may be reduced by credits earned by the Portfolio, based on uninvested cash balances held by the custodian. Such earnings credits are presented separately in the Statement of Operations.

4. FEDERAL INCOME TAXES
For Federal income tax purposes, the cost and net unrealized appreciation (depreciation) in value of the investment securities at June 30, 2002 were:

                         GROSS             GROSS        NET UNREALIZED
      AGGREGATE       UNREALIZED        UNREALIZED      APPRECIATION/
        COST         APPRECIATION      DEPRECIATION     (DEPRECIATION)
----------------------------------------------------------------------
   $ 25,429,511      $  1,683,269      $ (3,556,063)    $   (1,872,794)

5. INVESTMENT TRANSACTIONS
For the six months ended June 30, 2002, purchases and sales of investments (excluding short-term investments) were as follows:

     PURCHASES          SALES           PURCHASES         SALES
  (EXCLUDING U.S.  (EXCLUDING U.S.       OF U.S.         OF U.S.
    GOVERNMENT)      GOVERNMENT)       GOVERNMENT       GOVERNMENT
------------------------------------------------------------------
   $  10,174,836    $  10,317,978      $      --        $      --

6. CONCENTRATIONS
From time to time, the Portfolio may have a concentration of several shareholders holding a significant percentage of shares outstanding. Investment activities of these shareholders could have a material impact on the Portfolio.

     Financial Highlights (unaudited)

                                                 1/1/02                       YEAR ENDED DECEMBER 31,
                                                 THROUGH       ------------------------------------------------------
                                                 6/30/02           2001        2000        1999       1998       1997
                                                --------       --------    --------    --------    -------    -------
Per share operating performance:
Net asset value, beginning of period            $   8.85       $  11.35    $  13.83    $  10.52    $ 10.60    $ 11.73
                                                --------       --------    --------    --------    -------    -------

Income from investment operations:
 Net investment income                              0.07           0.09       (0.01)       0.11       0.14       0.15
 Net gains or losses on securities
  (both realized and unrealized)                   (0.34)         (2.24)      (2.18)       3.71       0.40       0.44
                                                --------       --------    --------    --------    -------    -------

   Total from investment operations                (0.27)         (2.15)      (2.19)       3.82       0.54       0.59
                                                --------       --------    --------    --------    -------    -------

Less distributions:
 Dividends from net investment income               0.04           0.09        0.04        0.11       0.16       0.41
 Distributions from capital gains                     --           0.26        0.25        0.40         --       1.31
 Distributions in excess of net realized gains        --             --          --          --       0.46         --
                                                --------       --------    --------    --------    -------    -------

   Total distributions                              0.04           0.35        0.29        0.51       0.62       1.72
                                                --------       --------    --------    --------    -------    -------

Net asset value, end of period                  $   8.54       $   8.85    $  11.35    $  13.83    $ 10.52    $ 10.60
                                                ========       ========    ========    ========    =======    =======

Total Return                                       (3.10%)(b)    (19.14%)    (15.84%)     36.66%      4.73%      5.43%
Ratios/supplemental data:
 Net assets, end of period (in thousands)       $ 25,652       $ 24,859    $ 27,780    $ 22,304    $ 9,788    $ 6,780
Ratios to average net assets:#
 Net expenses                                       1.20%          1.20%       1.20%       1.20%      1.20%      1.20%
 Net investment income                              1.65%          0.88%       0.65%       0.85%      0.44%      0.88%
 Expenses without waivers, reimbursements and
  earnings credits                                  1.28%          1.40%       1.73%       1.98%      3.26%      4.25%
 Net investment income without waivers,
  reimbursements and earnings credits               1.57%          0.68%       0.12%       0.07%     (1.62%)    (2.17%)
Portfolio turnover rate                               43%            82%         88%         66%       127%       149%
---------------------------------------------------------------------------------------------------------------------

 #   Short periods have been annualized.
 (b) Not annualized.

                       See notes to financial statements.

JPMorgan Funds

U.S. EQUITY FUNDS
Balanced Fund
Capital Growth Fund
Core Equity Fund
Disciplined Equity Fund
Disciplined Equity Value Fund
Diversified Fund
Dynamic Small Cap Fund
Equity Growth Fund
Equity Income Fund
Growth and Income Fund
Mid Cap Growth Fund
Mid Cap Value Fund
Small Cap Equity Fund
Small Cap Growth Fund
SmartIndex(TM) Fund
U.S. Equity Fund
U.S. Small Company Fund
U.S. Small Company Opportunities Fund
Value Opportunities Fund

SELECT FUNDS
Select Balanced Fund
Select Equity Income Fund
Select International Equity Fund
Select Large Cap Equity Fund
Select Large Cap Growth Fund
Select Mid Cap Equity Fund
Select Small Cap Equity Fund

TAX AWARE FUNDS
Fleming Tax Aware International Opportunities Fund
Tax Aware Disciplined Equity Fund
Tax Aware Enhanced Income Fund
Tax Aware Small Company Opportunities Fund
Tax Aware U.S. Equity Fund

SPECIALTY FUNDS
Focus Fund
Global 50 Fund
Global Healthcare Fund
H&Q Technology Fund
Market Neutral Fund

INTERNATIONAL EQUITY FUNDS
Fleming Emerging Markets Equity Fund
Fleming European Fund
Fleming International Growth Fund
Fleming International Value Fund
Fleming International Opportunities Fund
Fleming Japan Fund
Fleming Asia Equity Fund

INCOME FUNDS
Bond Fund
Bond Fund II
Enhanced Income Fund
Fleming Emerging Markets Debt Fund
Global Strategic Income Fund
Intermediate Bond Fund
Short Term Bond Fund
Short-Term Bond Fund II
Strategic Income Fund
U.S. High Yield Bond Fund
U.S. Treasury Income Fund

TAX FREE FUNDS
California Bond Fund
Intermediate Tax Free Income Fund
New Jersey Tax Free Income Fund
New York Intermediate Tax Free Income Fund
Tax Free Income Fund

MONEY MARKET FUNDS
100% U.S. Treasury Securities Money Market Fund
California Tax Free Money Market Fund
Federal Money Market Fund
Liquid Assets Money Market Fund
New York Tax Free Money Market Fund
Prime Money Market Fund
Tax Free Money Market Fund
Treasury Plus Money Market Fund
U.S. Government Money Market Fund

SEMI-ANNUAL REPORT (UNAUDITED)

JPMorgan Funds are distributed by J.P. Morgan Fund Distributors, Inc., which is unaffiliated with The JPMorgan Chase Bank (Chase). Chase and its respective affiliates receive compensation from JPMorgan Funds for providing services to the Funds.

This report is submitted for the general information of the shareholders of the funds. It is not authorized for distribution to prospective investors in the funds unless preceded or accompanied by a prospectus.

The financial information in this report has been taken from the books and records of the funds without examination by independent accountants, who express no opinion thereto.

To obtain a prospectus for any of the JPMorgan Funds, call 1-800-348-4782. The prospectus contains more complete information, including charges and expenses. Please read it carefully before you invest or send money.

                        JPMorgan Funds Fulfillment Center
                                393 Manley Street
                         West Bridgewater, MA 02379-1039

(C)J.P. Morgan Chase & Co., 2002 All Rights Reserved. August 2002

                                                                      SAN-IP-602

[GRAPHIC]

SEMI-ANNUAL REPORT JUNE 30, 2002 (UNAUDITED)

JPMORGAN FUNDS

U.S. DISCIPLINED EQUITY PORTFOLIO

[JPMORGAN FLEMING ASSET MANAGEMENT LOGO]

CONTENTS

President's Letter                                  1

JPMorgan U.S. Disciplined Equity
   Portfolio Commentary                             3

Portfolio of Investments                            6

Financial Statements                               13

Notes to Financial Statements                      16

Financial Highlights                               20

HIGHLIGHTS

- The first half of 2002 was disappointing for U.S. equities.

- Strong first quarter GDP growth was countered by a significant second quarter decline.

- Inflation and interest rates remain quite low by historic standards.

NOT FDIC INSURED       May Lose Value / No bank guarantee
JPMorgan Funds are distributed by J.P. Morgan Fund Distributors, Inc.

JPMORGAN U.S. DISCIPLINED EQUITY PORTFOLIO

PRESIDENT'S LETTER                                                AUGUST 5, 2002

DEAR SHAREHOLDER:

We are pleased to present this semi-annual report for the JPMorgan U.S. Disciplined Equity Portfolio for the six months ended June 30, 2002.

THE CLOUD...

The first half of 2002 was disappointing for U.S. equities and their investors. A veritable cascade of negative economic and corporate news through most of the first quarter and all of the second combined to send the nation's equity markets reeling throughout the first half of 2002.

On the economic front, first quarter GDP growth was countered by a second quarter drop to 2.0%, leading investors here and abroad to speculate that the U.S. economy might slide back into recession, taking the long hoped-for global economic recovery along with it. Rising geopolitical risk, a rapidly falling dollar and a general lack of corporate spending on new ventures or technology, also weighed heavily on investor sentiment.

The nation's equity markets were further undermined by a series of high-profile accounting scandals and irregularities, near-continuous earnings downgrades, and a widespread lack of confidence in corporate governance, to name some of the more prominent issues of the first half.

Unsurprisingly, investors reacted by selling equities across the board, in the process sending most investment indices to levels at or near their post-September 11th lows.

....AND A SILVER LINING

That the U.S. economy is on the mend, there is little doubt. Inflation and interest rates are quite low by historic standards. Corporations appear to be spending once again, albeit at a modest pace. Housing remains strong. The global macroeconomic environment is gradually improving. In fact, we expect that the GDP growth rate for 2002 will be about 2.8%, far better than the 1.2% growth rate recorded in 2001.

The equity markets, on the other hand, will likely remain subdued over the near-term, at least until investors come to terms with their concerns about corporate management, and they begin to see a pattern of consistently positive earnings announcements. Both will take time to achieve.

Do we think that the market has been oversold? Yes, and therein lies an opportunity for careful, long-term investors. Many U.S. companies have seen their shares punished along with the bad. When the pendulum swings the other way, and investors once again regain their faith in equities, early investors in the downtrodden shares of such concerns will profit handsomely. Identifying and investing in them with the goal of long-term appreciation is the sole focus of our research and management efforts on your behalf. Our entire investment management team would like to thank you for allowing us to do so.

Sincerely,

/s/ George C.W. Gatch

George C.W. Gatch
President
JPMorgan Funds

JPMORGAN U.S. DISCIPLINED EQUITY PORTFOLIO
As of June 30, 2002

Q. HOW DID THE PORTFOLIO PERFORM?

A. JPMorgan U.S. Disciplined Equity Portfolio, which seeks to provide a consistently high total return from a broadly diversified portfolio of equity securities that possess risk characteristics that are similar to the S&P 500 Index, fell 15.20% during the six months ended June 30, 2002. This compares to a fall of 13.16% from the Fund's benchmark, the S&P 500 Index.

Q. WHY DID THE PORTFOLIO PERFORM THIS WAY?

A. Following a strong fourth quarter 2001, the Fund trailed its benchmark during this year's first quarter, driven primarily by difficulties in specific sectors in January. Stock selection was mixed across sectors, with health services and systems, utilities and network technology among the sectors in which stock selection contributed most positively to performance. Difficulties within the industrial cyclicals, services and telecommunications sectors, however, detracted from results.

In the second quarter, strong stock selection within the network technology, software and services and consumer staple sectors benefited performance; however, these gains were negated by unfavorable stock selection in the industrial cyclicals, energy and pharmaceuticals sectors. On a stock-specific level, overweight positions in Gannett and Capital One Financial, along with an underweight position in Nortel Networks, aided performance, while overweight positions in Tyco, Dynegy and El Paso Energy, detracted from performance.

Q. HOW WAS THE PORTFOLIO MANAGED?

A. Over the first half of 2002, we maintained our sector-neutral, fully-invested strategy, focusing on companies that both appeared to be undervalued relative to their peer group and possessed a good risk/reward profile. We also sharpened our analysis of corporate balance sheets and continuously stress-tested our analysts' models. Beyond this, we spent a good deal of time looking at a range of theoretical scenarios and their projected impact on corporate earnings. Additionally, we continue to re-examine company fundamentals from top to bottom, with extra scrutiny devoted to those securities that may be vulnerable to prevailing market sentiment.

Q. WHAT IS THE OUTLOOK?

A. We expect equity markets to continue on their variable path for the foreseeable future. Corporate earnings may have bottomed in some sectors, but the technology sector remains weak. Until corporations are able to enunciate clear visibility for their growth and earnings prospects, investors will likely continue to be cautious. We will probably also need to see some progress made on resolving the corporate accounting and corporate governance issues that dominated the market in the first and second quarters, before investors return to equities in any meaningful way.

As for the U.S. economy, the fundamentals needed to spur more consistent, measured growth appear to be in place. Inflation is tame and interest rates remain at a 40-year low. We are also beginning to see signs that capital expenditures are at last picking up, thus lessening our reliance on consumer spending to support future economic growth.

                                   (UNAUDITED)

[CHART]

PERCENTAGE OF TOTAL PORTFOLIO INVESTMENTS

Consumer Goods & Services                    24.5%
Finance & Insurance                          20.0%
Technology                                   14.8%
Industrial Products & Services               11.9%
Pharmaceuticals                              10.5%
Energy                                        7.8%
Telecommunications                            4.2%
Utilities                                     2.9%
Health Services & Systems                     2.8%
Short-Term Investments                        0.3%
REITs                                         0.3%

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO

1.  MICROSOFT CORP (3.9%)

2.  GENERAL ELECTRIC CO. (3.6%)

3.  EXXON MOBIL CORP. (3.4%)

4.  CITIGROUP, INC. (3.1%)

5.  PROCTER & GAMBLE CO. (2.3%)

6.  WAL-MART STORES, INC. (2.2%)

7.  PFIZER, INC. (2.2%)

8.  THE COCA-COLA CO. (2.1%)

9.  CHEVRONTEXACO CORP. (2.1%)

10. WYETH (1.7%)

TOP 10 EQUITY HOLDINGS COMPRISED 26.6% OF THE PORTFOLIO'S MARKET VALUE OF INVESTMENTS ($12,574,373). AS OF JUNE 30, 2002 THE FUND HELD 248 EQUITY HOLDINGS. PORTFOLIO HOLDINGS ARE SUBJECT TO CHANGE AT ANY TIME.

AVERAGE ANNUAL TOTAL RETURNS

                                                                             SINCE INCEPTION
                                 1 YEAR         3 YEARS         5 YEARS          (1/3/95)
--------------------------------------------------------------------------------------------
U.S. Disciplined
Equity Portfolio               (21.08%)        (11.53%)          1.11%             9.76%

[CHART]

LIFE OF FUND PERFORMANCE (1/3/95 TO 6/30/02)

       JPMORGAN U.S. DISCIPLINED   S&P 500  LIPPER VARIABLE ANNUITY GROWTH
       EQUITY PORTFOLIO            INDEX    AND INCOME FUNDS AVERAGE
       -------------------------   -------  ------------------------------
  1/95                   $10,000   $10,000                         $10,000
  1/95                   $10,210   $10,000                         $10,000
  2/95                   $10,650   $10,390                         $10,373
  3/95                   $11,040   $10,697                         $10,640
  4/95                   $11,289   $11,011                         $10,892
  5/95                   $11,719   $11,451                         $11,252
  6/95                   $11,940   $11,717                         $11,508
  7/95                   $12,370   $12,106                         $11,907
  8/95                   $12,419   $12,136                         $12,017
  9/95                   $12,779   $12,649                         $12,389
 10/95                   $12,439   $12,603                         $12,232
 11/95                   $13,160   $13,156                         $12,798
 12/95                   $13,377   $13,410                         $12,996
  1/96                   $13,737   $13,866                         $13,347
  2/96                   $14,033   $13,995                         $13,549
  3/96                   $14,317   $14,129                         $13,739
  4/96                   $14,607   $14,337                         $13,993
  5/96                   $14,790   $14,707                         $14,270
  6/96                   $14,618   $14,763                         $14,220
  7/96                   $13,844   $14,110                         $13,604
  8/96                   $14,360   $14,408                         $14,000
  9/96                   $15,016   $15,219                         $14,637
 10/96                   $15,231   $15,639                         $14,921
 11/96                   $16,500   $16,822                         $15,892
 12/96                   $16,221   $16,489                         $15,746
  1/97                   $17,145   $17,519                         $16,444
  2/97                   $17,216   $17,656                         $16,552
  3/97                   $16,649   $16,930                         $15,966
  4/97                   $17,332   $17,941                         $16,555
  5/97                   $18,457   $19,033                         $17,572
  6/97                   $19,020   $19,886                         $18,241
  7/97                   $20,659   $21,469                         $19,557
  8/97                   $19,918   $20,267                         $18,929
  9/97                   $20,780   $21,377                         $19,871
 10/97                   $19,905   $20,663                         $19,186
 11/97                   $20,373   $21,620                         $19,683
 12/97                   $20,681   $21,992                         $20,006
  1/98                   $20,811   $22,236                         $20,046
  2/98                   $22,297   $23,839                         $21,417
  3/98                   $23,191   $25,060                         $22,402
  4/98                   $23,627   $25,313                         $22,577
  5/98                   $23,466   $24,878                         $22,132
  6/98                   $23,729   $25,888                         $22,459
  7/98                   $23,205   $25,613                         $21,884
  8/98                   $19,617   $21,910                         $18,759
  9/98                   $21,120   $23,314                         $19,754
 10/98                   $22,651   $25,209                         $21,223
 11/98                   $24,329   $26,737                         $22,291
 12/98                   $25,500   $28,277                         $23,256
  1/99                   $26,191   $29,459                         $23,668
  2/99                   $25,143   $28,543                         $22,958
  3/99                   $26,237   $29,685                         $23,740
  4/99                   $27,709   $30,834                         $25,241
  5/99                   $27,368   $30,106                         $24,961
  6/99                   $29,029   $31,777                         $26,004
  7/99                   $28,036   $30,785                         $25,268
  8/99                   $27,891   $30,631                         $24,770
  9/99                   $27,076   $29,792                         $23,928
 10/99                   $28,508   $31,678                         $24,890
 11/99                   $28,965   $32,321                         $25,194
 12/99                   $30,227   $34,225                         $26,171
  1/00                   $28,625   $32,507                         $25,043
  2/00                   $27,999   $31,892                         $24,435
  3/00                   $30,838   $35,011                         $26,648
  4/00                   $29,786   $33,957                         $26,219
  5/00                   $29,083   $33,261                         $26,086
  6/00                   $29,801   $34,080                         $25,942
  7/00                   $29,369   $33,548                         $25,836
  8/00                   $31,167   $35,631                         $27,559
  9/00                   $29,206   $33,750                         $26,768
 10/00                   $29,154   $33,608                         $27,132
 11/00                   $26,673   $30,960                         $25,510
 12/00                   $26,907   $31,112                         $26,566
  1/01                   $28,046   $32,216                         $27,243
  2/01                   $25,409   $29,278                         $25,718
  3/01                   $23,765   $27,422                         $24,383
  4/01                   $25,776   $29,552                         $26,099
  5/01                   $26,065   $29,750                         $26,439
  6/01                   $25,468   $29,027                         $25,833
  7/01                   $25,198   $28,743                         $25,603
  8/01                   $23,570   $26,944                         $24,372
  9/01                   $21,364   $24,769                         $22,256
 10/01                   $21,798   $25,242                         $22,644
 11/01                   $23,515   $27,178                         $24,215
 12/01                   $23,701   $27,418                         $24,605
  1/02                   $23,156   $27,017                         $24,211
  2/02                   $22,630   $26,496                         $23,986
  3/02                   $23,483   $27,492                         $25,010
  4/02                   $21,896   $25,826                         $23,932
  5/02                   $21,677   $25,635                         $23,810
  6/02                   $20,104   $23,810                         $22,117

Source: Lipper Analytical Services, Inc. Past performance is no guarantee of future results. Investment returns and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost.

The Portfolio commenced operations on 1/3/95.

The graph illustrates comparative performance for $10,000 invested in the JPMorgan U.S. Disciplined Equity Portfolio, S&P 500 Index, and Lipper Variable Annuity Growth and Income Funds Average from January 3, 1995 to June 30, 2002. The performance of the indices reflects an initial investment at the end of the month following the Portfolio's inception. The performance of the indices does not include a sales charge and has been adjusted to reflect reinvestment of all dividends and capital gains of the securities included in the benchmark. The S&P 500 Index is an unmanaged broad-based index that replicates the U.S. stock markets. The Lipper Variable Annuity Growth and Income Funds Average describes the average total return for all the funds in the indicated category, as defined by Lipper, Inc. Investors cannot invest directly in an index.

Capital gains are subject to federal income tax, a portion of the Portfolio's income may be subject to the Alternative Minimum Tax and some investors may be subject to certain state and local taxes.

Certain fees and expenses of the Portfolio are currently being waived and reimbursed as described in the prospectus. Had the expenses not been subsidized or waived, returns would have been lower. Also all performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or redemption of Portfolio shares.

Portfolio of Investments
As of June 30, 2002 (unaudited)

   SHARES     ISSUER                                           VALUE
--------------------------------------------------------------------
     LONG-TERM INVESTMENTS -- 99.7%
--------------------------------------------------------------------
             COMMON STOCKS -- 99.7%

             ADVERTISING -- 0.2%
    2,200    Omnicom Group                              $    100,760

             AEROSPACE -- 1.8%
      600    General Dynamics Corp.                           63,810
    1,700    Lockheed Martin Corp.                           118,150
    2,200    The Boeing Co.                                   99,000
    8,200    United Technologies Corp.                       556,780
                                                        ------------
                                                             837,740
             AGRICULTURAL PRODUCTION/SERVICES -- 0.1%
    1,600    Monsanto Co.                                     28,480

             AIRLINES -- 0.1%
      100    AMR Corp. *                                       1,686
    2,500    Delta Air Lines, Inc.                            50,000
      800    Southwest Airlines Co.                           12,928
                                                        ------------
                                                              64,614

             APPAREL -- 0.6%
    4,000    Jones Apparel Group, Inc. *                     150,000
    2,200    Nike, Inc., Class B                             118,030
                                                        ------------
                                                             268,030

             AUTOMOTIVE -- 2.0%
    8,100    Delphi Corp.                                    106,920
    4,400    Ford Motor Co.                                   70,400
    7,200    General Motors Corp.                            384,840
    1,400    Harley-Davidson, Inc.                            71,778
    2,400    Johnson Controls, Inc.                          195,864
    1,700    Lear Corp. *                                     78,625
    2,900    Visteon Corp.                                    41,180
                                                        ------------
                                                             949,607

             BANKING -- 5.9%
    1,600    AmSouth Bancorp                                  35,808
    1,200    Bank of America Corp.                            84,432
   10,500    Bank One Corp.                                  404,040
    1,400    Compass Bancshares, Inc.                         47,040
      100    FirstMerit Corp.                                  2,758
   13,700    FleetBoston Financial Corp.                     443,195
    2,800    GreenPoint Financial Corp.                      137,480
    1,000    Hibernia Corp., Class A                          19,790
      800    IndyMac Bancorp, Inc. *                          18,144
    1,800    North Fork Bancorporation., Inc.                 71,658
      900    Northern Trust Corp.                             39,654
    5,000    PNC Financial Services Group, Inc.              261,400
      200    Regions Financial Corp.                           7,030
    1,000    SouthTrust Corp.                                 26,120
    1,500    SunTrust Banks, Inc.                            101,580
    1,000    TCF Financial Corp.                              49,100
   24,400    U.S. Bancorp                                    569,740
      100    Wachovia Corp.                                    3,818
   12,200    Washington Mutual, Inc.                         452,742
                                                        ------------
                                                           2,775,529

                       See notes to financial statements.

                                        6

   SHARES    ISSUER                                            VALUE
--------------------------------------------------------------------
             BIOTECHNOLOGY -- 0.9%
    8,100    Amgen, Inc. *                              $    339,228
    4,800    Human Genome Sciences, Inc. *                    64,320
    1,800    Immunex Corp. *                                  40,212
                                                        ------------
                                                             443,760

             BROADCASTING/CABLE -- 0.7%
    8,500    Charter Communications, Inc., Class A *          34,680
   10,800    Comcast Corp., Class A *                        257,472
    1,900    Cox Communications, Inc., Class A *              52,345
                                                        ------------
                                                             344,497

             BUSINESS SERVICES -- 0.8%
    4,800    Automatic Data Processing, Inc.                 209,040
    9,600    Cendant Corp. *                                 152,448
    1,300    KPMG Consulting, Inc. *                          19,318
                                                        ------------
                                                             380,806

             CHEMICALS -- 1.8%
    3,600    Air Products & Chemicals, Inc.                  181,692
    2,500    E.I. DuPont de Nemours & Co.                    111,000
    1,800    Eastman Chemical Co.                             84,420
    1,500    Lyondell Chemical Co.                            22,650
    2,800    PPG Industries, Inc.                            173,320
    3,400    Praxair, Inc.                                   193,698
    1,800    The Dow Chemical Co.                             61,884
                                                        ------------
                                                             828,664

             COMPUTER NETWORKS -- 1.6%
    3,100    Brocade Communications Systems, Inc. *           54,188
   51,600    Cisco Systems, Inc. *                           719,820
                                                        ------------
                                                             774,008

             COMPUTER SOFTWARE -- 4.7%
    5,700    BEA Systems, Inc. *                              54,207
    1,800    Citrix Systems, Inc. *                           10,872
    1,800    Electronic Data Systems Corp.                    66,870
   33,900    Microsoft Corp. *                             1,854,330
   20,100    Oracle Corp. *                                  190,347
    1,000    Rational Software Corp. *                         8,210
    1,200    VERITAS Software Corp. *                         23,748
                                                        ------------
                                                           2,208,584

             COMPUTERS/COMPUTER HARDWARE -- 3.5%
   14,600    Dell Computer Corp. *                           381,644
    2,300    EMC Corp. *                                      17,365
   28,000    Hewlett-Packard Co.                             427,840
    7,000    International Business Machines Corp.           504,000
    5,700    NCR Corp. *                                     197,220
   21,600    Sun Microsystems, Inc. *                        108,216
                                                        ------------
                                                           1,636,285

             CONSUMER PRODUCTS -- 4.5%
      200    Black & Decker Corp.                              9,640
      600    Colgate-Palmolive Co.                            30,030
   15,000    Philip Morris Companies, Inc.                   655,200
   12,100    Procter & Gamble Co.                          1,080,530
   10,500    The Gillette Co.                                355,635
                                                        ------------
                                                           2,131,035

                       See notes to financial statements.

                                        7

   SHARES    ISSUER                                            VALUE
--------------------------------------------------------------------
             DIVERSIFIED -- 4.2%
   58,200    General Electric Co.                       $  1,690,710
   21,900    Tyco International LTD (Bermuda)                295,869
                                                        ------------
                                                           1,986,579
             ELECTRONICS/ELECTRICAL EQUIPMENT -- 0.0%
      300    Emerson Electric Co.                             16,053

             ENTERTAINMENT/LEISURE -- 0.4%
    6,600    Carnival Corp.                                  182,754
      300    Harrah's Entertainment, Inc. *                   13,305
    1,000    Park Place Entertainment Corp. *                 10,250
                                                        ------------
                                                             206,309
             ENVIRONMENTAL SERVICES -- 0.5%
    8,600    Waste Management, Inc.                          224,030

             FINANCIAL SERVICES -- 9.1%
    1,000    American Express Co.                             36,320
    1,100    AmeriCredit Corp. *                              30,855
    6,000    Capital One Financial Corp.                     366,300
   38,200    Citigroup, Inc.                               1,480,250
    8,800    Countrywide Credit Industries, Inc.             424,600
   10,200    E*Trade Group, Inc. *                            55,692
    7,700    Fannie Mae                                      567,875
    4,300    Freddie Mac                                     263,160
    3,100    Goldman Sachs Group, Inc.                       227,385
    5,500    Household International, Inc.                   273,350
      300    Legg Mason, Inc.                                 14,802
    5,900    Morgan Stanley Dean Witter & Co.                254,172
    1,300    Stilwell Financial, Inc.                         23,660
    1,900    T. Rowe Price Group, Inc.                        62,472
   16,700    The Charles Schwab Corp.                        187,040
                                                        ------------
                                                           4,267,933

             FOOD/BEVERAGE PRODUCTS -- 4.3%
    4,500    Kellogg Co.                                     161,370
    6,100    Kraft Foods, Inc., Class A                      249,795
    3,500    PepsiCo, Inc.                                   168,700
    3,600    Sysco Corp.                                      97,992
   17,900    The Coca-Cola Co.                             1,002,400
    5,100    Unilever NV, N.Y. Registered Shares
             (The Netherlands)                               330,480
                                                        ------------
                                                           2,010,737

             HEALTH CARE/HEALTH CARE SERVICES -- 2.8%
    5,400    Baxter International, Inc.                      240,030
    4,300    Becton, Dickinson & Co.                         148,135
      300    Biomet, Inc.                                      8,136
      800    C.R. Bard, Inc.                                  45,264
    7,100    Guidant Corp. *                                 214,633
    4,100    HCA, Inc.                                       194,750
    2,000    Medtronic, Inc.                                  85,700
      800    St. Jude Medical, Inc. *                         59,080
    1,000    Stryker Corp.                                    53,510
    2,300    Tenet Healthcare Corp. *                        164,565
    1,500    WellPoint Health Networks, Inc. *               116,715
                                                        ------------
                                                           1,330,518

                       See notes to financial statements.

                                        8

   SHARES    ISSUER                                            VALUE
--------------------------------------------------------------------
             HOTELS/OTHER LODGING -- 0.2%
    2,100    Marriott International, Inc., Class A      $     79,905
    1,100    Starwood Hotels & Resorts Worldwide, Inc.        36,179
                                                        ------------
                                                             116,084

             INSURANCE -- 5.1%
    2,600    Ambac Financial Group, Inc.                     174,720
    8,500    American International Group, Inc.              579,955
    1,200    Chubb Corp.                                      84,960
    3,300    CIGNA Corp.                                     321,486
      500    Hartford Financial Services Group, Inc.          29,735
    3,300    Lincoln National Corp.                          138,600
    2,700    MBIA, Inc.                                      152,631
    4,900    Metlife, Inc.                                   141,120
      700    Protective Life Corp.                            23,170
    3,400    Prudential Financial, Inc. *                    113,424
   10,700    The Allstate Corp.                              395,686
    1,800    Torchmark Corp.                                  68,760
    3,500    UnumProvident Corp.                              89,075
      800    XL Capital LTD (Bermuda), Class A                67,760
                                                        ------------
                                                           2,381,082

             INTERNET SERVICES/SOFTWARE -- 0.2%
    1,700    eBay, Inc. *                                    104,754

             LEASING -- 0.0%
      100    GATX Corp.                                        3,010

             MACHINERY & ENGINEERING EQUIPMENT -- 0.8%
    1,900    Caterpillar, Inc.                                93,005
    1,500    Deere & Co.                                      71,850
    3,900    Ingersoll-Rand Co., LTD, Class A (Bermuda)      178,074
    1,600    Rockwell International Corp.                     31,968
                                                        ------------
                                                             374,897

             MANUFACTURING -- 0.7%
      800    Cooper Industries LTD, Class A                   31,440
      300    Danaher Corp.                                    19,905
      900    Eaton Corp.                                      65,475
    3,900    Honeywell International, Inc.                   137,397
      800    ITT Industries, Inc.                             56,480
                                                        ------------
                                                             310,697

             METALS/MINING -- 1.1%
    4,500    Alcan, Inc. (Canada)                            168,840
    9,100    Alcoa, Inc.                                     301,665
    1,600    Inco LTD *                                       36,224
                                                        ------------
                                                             506,729

             MULTI-MEDIA -- 2.7%
   17,700    AOL Time Warner, Inc. *                         260,367
    1,800    Fox Entertainment Group, Inc., Class A *         39,150
    3,700    Gannett Co., Inc.                               280,830
    6,700    Gemstar-TV Guide International, Inc. *           36,113
    8,600    Liberty Media Corp., Class A *                   86,000
    3,700    Tribune Co.                                     160,950
    9,500    Viacom, Inc., Class B *                         421,515
                                                        ------------
                                                           1,284,925

                       See notes to financial statements.

                                        9

   SHARES    ISSUER                                            VALUE
--------------------------------------------------------------------
             OIL & GAS -- 7.4%
    3,400    Anadarko Petroleum Corp.                   $    167,620
    3,800    Baker Hughes, Inc.                              126,502
   11,100    ChevronTexaco Corp.                             982,350
    3,200    Conoco, Inc.                                     88,960
    3,000    Cooper Cameron Corp. *                          145,260
    3,600    Devon Energy Corp.                              177,408
    2,600    Diamond Offshore Drilling, Inc.                  74,100
   39,300    Exxon Mobil Corp.                             1,608,156
    1,300    Royal Dutch Petroleum Co.,
             N.Y. Registered Shares
             (The Netherlands)                                71,851
      900    Transocean Sedco Forex, Inc.                     28,035
      300    Valero Energy Corp.                              11,226
                                                        ------------
                                                           3,481,468

             PAPER/FOREST PRODUCTS -- 0.2%
    2,200    Georgia-Pacific Corp.                            54,076
      600    Temple-Inland, Inc.                              34,716
                                                        ------------
                                                              88,792

             PHARMACEUTICALS -- 9.7%
    8,200    Abbott Laboratories                             308,730
    2,400    Cardinal Health, Inc.                           147,384
    8,200    Eli Lilly & Co.                                 462,480
    4,000    Forest Laboratories, Inc. *                     283,200
   13,800    Johnson & Johnson                               721,188
      700    McKesson Corp.                                   22,890
    6,700    MedImmune, Inc. *                               176,880
    4,000    Merck & Co., Inc.                               202,560
   29,500    Pfizer, Inc.                                  1,032,499
    8,200    Pharmacia Corp.                                 307,090
    2,100    Vertex Pharmaceuticals, Inc. *                   34,188
   15,800    Wyeth                                           808,960
                                                        ------------
                                                           4,508,049

             PIPELINES -- 0.4%
   12,400    Dynegy, Inc., Class A                            89,280
    5,400    El Paso Corp.                                   111,294
                                                        ------------
                                                             200,574

             REAL ESTATE INVESTMENT TRUST -- 0.3%
      500    CarrAmerica Realty Corp.                         15,425
    1,800    Equity Office Properties Trust                   54,180
      700    General Growth Properties, Inc.                  35,700
    1,000    ProLogis Trust                                   26,000
                                                        ------------
                                                             131,305

             RESTAURANTS/FOOD SERVICES -- 0.7%
    5,900    McDonald's Corp.                                167,855
    5,500    Yum! Brands, Inc. *                             160,875
                                                        ------------
                                                             328,730

             RETAILING -- 7.5%
    5,000    Abercrombie & Fitch Co., Class A *              120,600
    1,700    Albertson's, Inc.                                51,782
    3,000    Bed Bath & Beyond, Inc. *                       113,220
      100    Best Buy Co., Inc. *                              3,630
    2,500    CVS Corp.                                        76,500

                       See notes to financial statements.

                                       10

   SHARES    ISSUER                                            VALUE
--------------------------------------------------------------------
    5,400    Federated Department Stores, Inc. *        $    214,380
   18,400    Home Depot, Inc.                                675,832
    4,200    Kohl's Corp. *                                  294,336
      400    Limited Brands, Inc.                              8,520
    4,500    Lowe's Companies, Inc.                          204,300
    1,900    Pier 1 Imports, Inc.                             39,900
      400    Sears, Roebuck & Co.                             21,720
    8,200    Target Corp.                                    312,420
      900    The May Department Stores Co.                    29,637
   11,800    The TJX Companies, Inc.                         231,398
   18,800    Wal-Mart Stores, Inc.                         1,034,188
    2,800    Walgreen Co.                                    108,164
                                                        ------------
                                                           3,540,527

             SEMI-CONDUCTORS -- 3.3%
    5,500    Altera Corp. *                                   74,800
      800    Analog Devices, Inc. *                           23,760
   11,400    Applied Materials, Inc. *                       216,828
      400    Applied Micro Circuits Corp. *                    1,892
    1,400    Broadcom Corp., Class A *                        24,556
   38,600    Intel Corp.                                     705,222
    3,300    Linear Technology Corp.                         103,719
    2,700    LSI Logic Corp. *                                23,625
    1,500    Maxim Integrated Products, Inc. *                57,495
    3,800    PMC - Sierra, Inc. *                             35,226
      100    Teradyne, Inc. *                                  2,350
    9,800    Texas Instruments, Inc.                         232,260
    3,100    Xilinx, Inc. *                                   69,533
                                                        ------------
                                                           1,571,266

             SHIPPING/TRANSPORTATION -- 0.5%
    3,000    Burlington Northern Santa Fe Corp.               90,000
    1,300    CSX Corp.                                        45,565
      900    FedEx Corp.                                      48,060
      800    Norfolk Southern Corp.                           18,704
      800    Union Pacific Corp.                              50,624
                                                        ------------
                                                             252,953

             STEEL -- 0.1%
    2,500    United States Steel Corp.                        49,725

             TELECOMMUNICATIONS -- 4.2%
    4,700    American Tower Corp., Class A *                  16,215
   17,200    AT&T Corp.                                      184,040
   26,900    AT&T Wireless Services, Inc. *                  157,365
   11,100    BellSouth Corp.                                 349,650
   12,700    SBC Communications, Inc.                        387,350
    1,700    Sprint Corp - FON Group                          18,037
   23,800    Sprint Corp. - PCS Group *                      106,386
   18,900    Verizon Communications, Inc.                    758,835
                                                        ------------
                                                           1,977,878

             TELECOMMUNICATIONS EQUIPMENT -- 0.6%
    1,400    Corning, Inc.                                     4,970
   15,700    Motorola, Inc.                                  226,394
    7,700    Nortel Networks Corp. (Canada) *                 11,165

                       See notes to financial statements.

                                       11

   SHARES    ISSUER                                            VALUE
--------------------------------------------------------------------
      900    QUALCOMM, Inc. *                           $     24,741
                                                        ------------
                                                             267,270

             TOYS & GAMES -- 0.4%
    2,900    Hasbro, Inc.                                     39,324
    6,700    Mattel, Inc.                                    141,236
                                                        ------------
                                                             180,560

             UTILITIES -- 2.9%
      100    Ameren Corp.                                      4,301
      300    American Electric Power Co., Inc.                12,006
    2,000    Cinergy Corp.                                    71,980
    3,100    Constellation Energy Group, Inc.                 90,954
    4,000    Dominion Resources, Inc.                        264,800
    3,200    DTE Energy Co.                                  142,848
    4,408    Entergy Corp.                                   187,076
    1,300    FirstEnergy Corp.                                43,394
    9,300    PG&E Corp. *                                    166,377
    1,500    Pinnacle West Capital Corp.                      59,250
    1,200    Potomac Electric Power Co.                       25,776
    2,900    Progress Energy, Inc.                           150,829
    3,400    Reliant Energy, Inc.                             57,460
    1,300    Wisconsin Energy Corp.                           32,851
    3,700    XCEL Energy, Inc.                                62,049
                                                        ------------
                                                           1,371,951

             WHOLESALING -- 0.2%
    2,300    W.W. Grainger, Inc.                             115,230
                                                        ------------
             Total Common Stocks                          46,963,014
             (Cost $52,188,152)

   SHORT TERM INVESTMENT -- 0.3%

  PRINCIPAL
   AMOUNT
             U.S. TREASURY SECURITY -- 0.3%

 $150,000    U.S. Treasury Note, 4.75%, 1/31/03 @       $    152,552
             (Cost $152,268)
                                                        ------------
             Total Investments -- 100.0%                $ 47,115,566
             (Cost $52,320,780)

FUTURE CONTRACTS

----------------------------------------------------------------------------
                                                      NOTIONAL
  NUMBER                                              VALUE AT    UNREALIZED
    OF                                  EXPIRATION     6/30/02   DEPRECIATION
 CONTRACTS  DESCRIPTION                    DATE         (USD)       (USD)
-----------------------------------------------------------------------------
            LONG FUTURES OUTSTANDING

     1      S&P 500 Index             September, 2002  $247,525    $(5,468)
---------------------------------------------------------------------------

Abbreviations:
* -- Non-income producing security.
@ -- Security is fully or partially segregated with the custodian as collateral for futures or with brokers as initial margin for futures contracts.

                       See notes to financial statements.

Statement of Assets &Liabilities

As of June 30, 2002 (unaudited)

   ASSETS:
     Investment securities, at value                                $ 47,115,566
     Receivables:
       Investment securities sold                                         55,742
       Interest and dividends                                             67,207
       Foreign tax reclaim                                                     3
                                                                    ------------
   Total Assets                                                       47,238,518
                                                                    ------------
   LIABILITIES:
     Payables:
       Due to custodian                                                   73,223
       Investment securities purchased                                    59,039
       Margin account for futures contracts                                  475
     Accrued liabilities:
       Investment advisory fees                                           15,554
       Administration fees                                                 6,088
       Custodian fees                                                     20,707
       Other                                                              32,688
                                                                    ------------
   Total Liabilities                                                     207,774
                                                                    ------------
   NET ASSETS:
     Paid in capital                                                  68,090,354
     Accumulated undistributed (overdistributed) net
       investment income                                                 151,172
     Accumulated net realized gain (loss) on
       investments and futures                                       (16,000,100)
     Net unrealized appreciation (depreciation) of
       investments and futures                                        (5,210,682)
                                                                    ------------
   Total Net Assets                                                   47,030,744
                                                                    ------------
   Shares of beneficial interest outstanding (no par value;
     unlimited number of shares authorized):                           4,248,328
   Net asset value, redemption and offering price per
     share:                                                         $      11.07
                                                                    ------------
   Cost of investments                                              $ 52,320,780
                                                                    ============

                       See notes to financial statements.

Statement of Operations

For the six months ended June 30, 2002 (unaudited)

   INVESTMENT INCOME:
     Dividend                                                      $    401,420
     Interest                                                             3,918
     Dividend income from affiliated investments*                         3,050
     Foreign taxes withheld                                                (195)
                                                                   ------------
   Total investment income                                              408,193
                                                                   ------------

   EXPENSES:
     Investment advisory fees                                           105,834
     Administration fees                                                 50,687
     Custodian fees                                                      47,064
     Printing and postage                                                11,951
     Professional fees                                                   13,368
     Transfer agent fees                                                 10,752
     Trustees' fees                                                      11,235
     Other                                                                6,249
                                                                   ------------
   Total expenses                                                       257,140
                                                                   ------------
     Less earnings credits                                                  114
                                                                   ------------
       Net expenses                                                     257,026
                                                                   ------------
   Net investment income                                                151,167
                                                                   ------------
   REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
     Net realized gain (loss) on transactions from:
       Investments                                                   (7,419,898)
       Futures                                                          (70,330)
     Change in net unrealized appreciation/depreciation
       of:
       Investments                                                   (2,499,738)
       Futures                                                          (11,157)
                                                                   ------------
     Net realized and unrealized gain (loss) on
       investments and futures                                      (10,001,123)
                                                                   ------------
     Net increase (decrease) in net assets from
       operations                                                  $ (9,849,956)
                                                                   ------------
*  Includes reimbursements of investment advisory and
     administration fees:                                          $        274
                                                                   ------------

                       See notes to financial statements.

Statement of Changes in Net Assets

For the periods indicated (unaudited)

                                                                                       1/1/02                        YEAR
                                                                                       THROUGH                       ENDED
                                                                                       6/30/02                     12/31/01
                                                                                     ------------                ------------
     INCREASE (DECREASE) IN NET ASSETS
     FROM OPERATIONS:
       Net investment income                                                         $    151,167                $    278,350
       Net realized gain (loss) on investments and futures                             (7,490,228)                 (6,595,985)
       Change in net unrealized appreciation/depreciation of
         investments and futures                                                       (2,510,895)                 (1,361,779)
                                                                                     ------------                ------------
         Increase (decrease) in net assets from operations                             (9,849,956)                 (7,679,414)
                                                                                     ------------                ------------

     DISTRIBUTIONS TO SHAREHOLDERS FROM:
       Net investment income                                                              (26,793)                   (307,202)
                                                                                     ------------                ------------

     INCREASE (DECREASE) FROM
     CAPITAL SHARE TRANSACTIONS:
       Proceeds from shares issued                                                      9,045,793                  24,353,661
       Dividends reinvested                                                                26,793                     307,202
       Cost of shares redeemed                                                        (14,508,595)                (10,124,222)
                                                                                     ------------                ------------
         Increase (decrease) from capital share transactions                           (5,436,009)                 14,536,641
                                                                                     ------------                ------------
         Total increase (decrease) in net assets                                      (15,312,758)                  6,550,025
                                                                                     ------------                ------------

     NET ASSETS:
       Beginning of period                                                             62,343,502                  55,793,477
                                                                                     ------------                ------------
       End of period                                                                 $ 47,030,744                $ 62,343,502
                                                                                     ------------                ------------
     ACCUMULATED UNDISTRIBUTED (OVERDISTRIBUTED)
       NET INVESTMENT INCOME                                                         $    151,172                $     26,798
                                                                                     ------------                ------------
     SHARE TRANSACTIONS:
       Issued                                                                             727,644                   1,765,814
       Reinvested                                                                           2,113                      23,200
       Redeemed                                                                        (1,255,162)                   (759,415)
                                                                                     ------------                ------------
         Change in Shares                                                                (525,405)                  1,029,599
                                                                                     ============                ============

                       See notes to financial statements.

Notes to Financial Statements (unaudited)

1. ORGANIZATION
JPMorgan U.S. Disciplined Equity Portfolio ("Portfolio") is a separate series of J.P. Morgan Series Trust II (the "Trust"). The Trust is registered under the Investment Company Act of 1940 (the "1940 Act") as amended, as a diversified, open-end management investment company. The Trust was organized as a Delaware Business Trust on October 28, 1993 for the purpose of funding flexible premium variable life insurance policies.

Portfolio shares are offered only to separate accounts of participating insurance companies and eligible plans. Individuals may not purchase shares directly from the Portfolio.

2. SIGNIFICANT ACCOUNTING POLICIES
THE FOLLOWING IS A SUMMARY OF THE SIGNIFICANT ACCOUNTING POLICIES OF THE
PORTFOLIO: The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual amounts may differ from those estimates.

A. VALUATION OF INVESTMENTS -- Equity securities, purchased options and futures are valued at the last sale price on the exchange on which they are primarily traded, including the NASDAQ National Market. Securities for which sale prices are not available and other over-the-counter securities are valued at the mean between the bid and ask quotations. Bonds and other fixed income securities (other than short-term obligations), including listed issues, are valued on the basis of the valuations supplied by pricing services or by matrix pricing systems of a major dealer in bonds. Short-term debt securities with 61 days or more to maturity at time of purchase are valued, through the 61st day prior to maturity, at market value based on quotations obtained from market makers or other appropriate sources; thereafter, the value on the 61st day is amortized on a straight-line basis over the remaining number of days to maturity. Short-term investments with 60 days or less to maturity at time of purchase are valued at amortized cost, which approximates market. Portfolio securities for which there are no such quotations or valuations are valued at fair value as determined in good faith by or at the direction of the Trustees.

B. FUTURES CONTRACTS -- When the Portfolio enters into a futures contract, it makes an initial margin deposit in a segregated account, either in cash or liquid securities. Thereafter, the futures contract is marked to market and the Portfolio makes (or receives) additional cash payments daily to (or from) the broker. Changes in the value of the contract are recorded as unrealized appreciation (depreciation) until the contract is closed or settled.

Index futures contracts are used to control the asset mix of the portfolio in the most efficient manner, allowing the Portfolio to adjust exposures to changing security prices while incurring minimal transaction costs. Short index futures contracts are used for hedging purposes, i.e. to reduce the exposure to equities. Long index futures contracts are used to gain exposure to equities, when it is anticipated that this will be more efficient than buying stocks directly.

Use of long futures contracts subjects the Portfolio to risk of loss in excess of the amounts shown on the Statement of Assets and Liabilities, up to the notional value of the futures contracts. Use of short futures contracts subjects the Portfolio to unlimited risk of loss.

The Portfolio may enter into futures contracts only on exchanges or boards of trade. The exchange or board of trade acts as the counterparty to each futures transaction, therefore, the Portfolio's credit risk is limited to failure of the exchange or board of trade.

As of June 30, 2002, the Portfolio had outstanding futures contracts as listed on its Portfolio of Investments.

C. SECURITY TRANSACTIONS AND INVESTMENT INCOME -- Investment transactions are accounted for on the trade date (the date the order to buy or sell is executed). Securities gains and losses are calculated on an identified cost basis. Dividend income less foreign taxes withheld (if any) is recorded on the ex-dividend date. Interest income is determined on the basis of coupon interest accrued using the interest method adjusted for amortization of premiums and accretion of discounts.

D. EXPENSES -- Expenses incurred by the Trust with respect to any two or more Portfolios in the Trust are allocated in proportion to the net assets of each Portfolio in the Trust, except where allocations of direct expenses to each Portfolio can otherwise be made fairly. Expenses directly attributable to a Portfolio are charged to that Portfolio.

E. FEDERAL INCOME TAXES -- It is the Portfolio's policy to distribute all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under the provisions of the Internal Revenue Code. Accordingly, no provision has been made for federal or state income taxes. The Portfolio is also a segregated portfolio of assets for insurance purposes and intends to comply with the diversification requirements of Subchapter L of the Internal Revenue Code.

F. DISTRIBUTION TO SHAREHOLDERS -- Dividends and distributions paid to shareholders are recorded on the ex-dividend date. The amount of dividends and distributions from net investment income and net realized capital gains is determined in accordance with Federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America.

To the extent these "book/tax" differences are permanent in nature (i.e., that they result from other than timing of recognition -- "temporary differences"), such amounts are reclassified within the capital accounts based on their Federal tax-basis treatment.

3. FEES AND OTHER TRANSACTIONS WITH AFFILIATES
A. INVESTMENT ADVISORY FEE-- Pursuant to the Investment Advisory Agreement, J.P. Morgan Investment Management, Inc. ("JPMIM" or "Adviser") acts as the investment adviser to the Portfolio. JPMIM is an affiliate of JPMorgan Chase Bank ("JPMCB") and a wholly owned subsidiary of J.P. Morgan Chase & Co. The Adviser supervises the investments of the Portfolio and for such services is paid a fee. The fee is accrued daily and paid monthly at an annual rate of 0.35% of the Portfolio's average daily net assets.

The Portfolio may invest in one or more of the affiliated JPMorgan Money Market Funds. The Adviser has agreed to reimburse its advisory fee from the Portfolio in an amount to offset any duplicate investment advisory, administration fee and shareholder servicing fees related to the Portfolio's investment in an affiliated money market fund.

B. ADMINISTRATION FEE -- Pursuant to the Administration Agreement, JPMCB (the "Administrator") provides certain aspects of the administration and operation of the Portfolio. Under the agreement, the Portfolio has agreed to pay the Administrator a fee based on the following: if the total expenses of the Portfolio excluding the advisory fee exceed the expense limit of 0.50% of the average daily net assets of the Portfolio, the Administrator will reimburse the Portfolio for the excess expense amount and receive no fee. Should the expenses be less than the expense limit, the Administrator's fee would be limited to the difference between such expenses and the fees calculated under the Administration Agreement.

BISYS Fund Services, LP ("BISYS") is the Portfolio's sub-administrator. For its services as sub-administrator, BISYS receives a portion of the fees payable to JPMCB as Administrator.

C. CUSTODIAN AND ACCOUNTING FEES -- JPMCB provides portfolio accounting and custody services for the Portfolio. Compensation for such services is presented in the Statement of Operations as Custodian Fees. The custodian fees may be reduced by credits earned by the Portfolio, based on uninvested cash balances held by the custodian. Such earnings credits are presented separately in the Statement of Operations.

4. FEDERAL INCOME TAXES
For Federal income tax purposes, the cost and net unrealized appreciation (depreciation) in value of the investment securities at June 30, 2002 were:

                    GROSS              GROSS         NET UNREALIZED
   AGGREGATE      UNREALIZED         UNREALIZED       APPRECIATION/
     COST        APPRECIATION       DEPRECIATION     (DEPRECIATION)
-------------------------------------------------------------------
  $52,320,780     $3,279,401         $(8,484,615)     $(5,205,214)

5. INVESTMENT TRANSACTIONS
For six months ended June 30, 2002, purchases and sales of investments (excluding short-term investments) were as follows:

    PURCHASES            SALES          PURCHASES          SALES
 (EXCLUDING U.S.    (EXCLUDING U.S.      OF U.S.          OF U.S.
   GOVERNMENT)        GOVERNMENT)      GOVERNMENT       GOVERNMENT
-------------------------------------------------------------------
    $19,288,731       $24,103,508      $       --      $        --

6. CONCENTRATIONS
From time to time, the Portfolio may have a concentration of several shareholders holding a significant percentage of shares outstanding. Investment activities of these shareholders could have a material impact on the Portfolio.

Financial Highlights (unaudited)

                                          1/1/02                         YEAR ENDED DECEMBER 31,
                                          THROUGH       -------------------------------------------------------------------
                                          6/30/02           2001            2000           1999          1998        1997
                                        ----------      ------------    -----------    -----------   -----------  ---------
Per share operating performance:
Net asset value, beginning of period    $    13.06      $      14.90    $     17.35    $     15.84   $     14.33  $   13.68
                                        ----------      ------------    -----------    -----------   -----------  ---------
Income from investment operations:
 Net investment income                        0.04              0.06           0.07           0.09          0.10       0.11
 Net gains or losses on securities
   (both realized and unrealized)            (2.02)            (1.83)         (1.93)          2.80          3.15       3.51
                                        ----------      ------------    -----------    -----------   -----------  ---------
   Total from investment operations          (1.98)            (1.77)         (1.86)          2.89          3.25       3.62
                                        ----------      ------------    -----------    -----------   -----------  ---------
Less distributions:
 Dividends from net investment income         0.01              0.07           0.10           0.06          0.09       0.11
 Distributions from capital gains               --                --           0.49           1.32          1.65       2.86
                                        ----------      ------------    -----------    -----------   -----------  ---------
   Total distributions                        0.01              0.07           0.59           1.38          1.74       2.97
                                        ----------      ------------    -----------    -----------   -----------  ---------
Net asset value, end of period          $    11.07      $      13.06    $     14.90    $     17.35   $     15.84  $   14.33
                                        ==========      ============    ===========    ===========   ===========  =========
Total Return                                (15.20%)(b)       (11.91%)       (10.98%)        18.54%        23.28%     27.50%
Ratios/supplemental data:
Net assets, end of period
 (in thousands)                         $   47,031      $     62,344    $    55,793    $    39,484   $    18,511  $   8,892
Ratios to average net assets:
 Net expenses                                 0.85%             0.85%          0.85%          0.87%         0.90%      0.90%
 Net investment income                        0.50%             0.48%          0.57%          0.74%         0.81%      0.75%
 Expenses without reimbursements and
   earnings credits                           0.85%             0.85%          0.85%          0.87%         1.48%      2.31%
 Net investment income without
   reimbursements and earnings credits        0.50%             0.48%          0.57%          0.74%         0.23%     (0.66%)
Portfolio turnover rate                         32%               52%            64%           104%           82%       119%
---------------------------------------------------------------------------------------------------------------------------

----------
 #  Short periods have been annualized
(b) Not annualized.

                       See notes to financial statements.

JPMORGAN FUNDS

U.S. EQUITY FUNDS

Balanced Fund
Capital Growth Fund
Core Equity Fund
Disciplined Equity Fund
Disciplined Equity Value Fund
Diversified Fund
Dynamic Small Cap Fund
Equity Growth Fund
Equity Income Fund
Growth and Income Fund
Mid Cap Growth Fund
Mid Cap Value Fund
Small Cap Equity Fund
Small Cap Growth Fund
SmartIndex(TM) Fund
U.S. Equity Fund
U.S. Small Company Fund
U.S. Small Company Opportunities Fund
Value Opportunities Fund

SELECT FUNDS

Select Balanced Fund
Select Equity Income Fund
Select International Equity Fund
Select Large Cap Equity Fund
Select Large Cap Growth Fund
Select Mid Cap Equity Fund
Select Small Cap Equity Fund

TAX AWARE FUNDS

Fleming Tax Aware International
    Opportunities Fund
Tax Aware Disciplined Equity Fund
Tax Aware Enhanced Income Fund
Tax Aware Small Company
    Opportunities Fund
Tax Aware U.S. Equity Fund

SPECIALTY FUNDS

Focus Fund
Global 50 Fund
Global Healthcare Fund
H&Q Technology Fund
Market Neutral Fund

INTERNATIONAL EQUITY FUNDS

Fleming Emerging Markets Equity Fund
Fleming European Fund
Fleming International Growth Fund
Fleming International Value Fund
Fleming International Opportunities Fund
Fleming Japan Fund
Fleming Asia Equity Fund

INCOME FUNDS

Bond Fund
Bond Fund II
Enhanced Income Fund
Fleming Emerging Markets Debt Fund
Global Strategic Income Fund
Intermediate Bond Fund
Short Term Bond Fund
Short-Term Bond Fund II
Strategic Income Fund
U.S. High Yield Bond Fund
U.S. Treasury Income Fund

TAX FREE FUNDS

California Bond Fund
Intermediate Tax Free Income Fund
New Jersey Tax Free Income Fund
New York Intermediate Tax Free
    Income Fund
Tax Free Income Fund

MONEY MARKET FUNDS

100% U.S. Treasury Securities
    Money Market Fund
California Tax Free Money Market Fund
Federal Money Market Fund
Liquid Assets Money Market Fund
New York Tax Free Money Market Fund
Prime Money Market Fund
Tax Free Money Market Fund
Treasury Plus Money Market Fund
U.S. Government Money Market Fund

SEMI-ANNUAL REPORT (UNAUDITED)

JPMorgan Funds are distributed by J.P. Morgan Fund Distributors, Inc., which is unaffiliated with The JPMorgan Chase Bank (Chase). Chase and its respective affiliates receive compensation from JPMorgan Funds for providing services to the Funds.

This report is submitted for the general information of the shareholders of the funds. It is not authorized for distribution to prospective investors in the funds unless preceded or accompanied by a prospectus.

The financial information in this report has been taken from the books and records of the funds without examination by independent accountants, who express no opinion thereto.

To obtain a prospectus for any of the JPMorgan Funds, call 1-800-348-4782. The prospectus contains more complete information, including charges and expenses. Please read it carefully before you invest or send money.

                        JPMorgan Funds Fulfillment Center
                                393 Manley Street
                         West Bridgewater, MA 02379-1039

        (C)J.P. Morgan Chase & Co., 2002 All Rights Reserved. August 2002

                                                                   SAN-USDEP 602

SEMI-ANNUAL REPORT JUNE 30, 2002 (UNAUDITED)

JPMORGAN FUNDS

MID CAP VALUE PORTFOLIO

[JPMORGAN FLEMING ASSET MANAGEMENT LOGO]

CONTENTS

President's Letter                  1

JPMorgan Mid Cap Value Portfolio
Portfolio Commentary                3

Portfolio of Investments            5

Financial Statements                9

Notes to Financial Statements      12

Financial Highlights               15


HIGHLIGHTS

-  Economy recovers in the first quarter.

-  Corporate earnings disappoint.

-  Corporate scandals fuel investor distrust.

-  Quality companies trade on low valuations.

JPMORGAN MID CAP VALUE PORTFOLIO

PRESIDENT'S LETTER                                                AUGUST 5, 2002

DEAR SHAREHOLDER:

We are pleased to present this semi-annual report for the JPMorgan Mid Cap Value Portfolio. Inside, you'll find information detailing the performance of the Portfolio for the six months ended June 30, 2002, along with a report from the Portfolio Manager.

ECONOMY GROWS -- EARNINGS DISAPPOINT

In the six months under review, the Federal Reserve Board's cuts to the targeted Fed Funds rate began to work their magic. Growth returned to the U.S. economy, which during the first quarter grew at a rapid 5.8%. While one-off inventory restocking largely drove this exceptionally strong resurgence -- and therefore its pace was unlikely to be sustained -- it reassured equity markets and they retained the gains made at the end of 2001.

However, as companies began to report first-quarter earnings, it became clear that economic growth was not feeding through to corporate-earnings growth. Technology and telecommunications stocks in particular suffered disappointing trading and offered little hope of improvements for disheartened investors; such disappointment caused equity prices to fall.

After having moved sideways in the first quarter, equity prices crumbled. For the six months ended June 30, the S&P 500 Index was down 13.2%, with the entire fall occurring in the last three months of the period. Large-cap stocks were in the eye of the storm, as Wall Street analysts revised down earnings assumptions and valuations also fell. Interestingly, mid-cap stocks were fairly resilient. This area of the market never reached the late 1990s valuation excesses of large caps. Further, it contains relatively few stocks exposed to the downturn in technology and telecommunications.

CORPORATE SCANDALS

The growing distrust of financial statements was also a factor in the market's slide. Accounting scandals at Enron and WorldCom, as well as the resignation of CEOs at Tyco and QWest, contributed to a sense that many companies might have overstated their earnings. Indeed, Alan Greenspan summed up the mood of many when he said that while economic recovery was still on track "infectious greed" had led to corporate malpractice.

OUTLOOK

July saw a continuation of the fall in stock prices, but by mid-month many stocks were looking cheap. This included some of America's leading, highest quality companies, which were trading far below their peak valuations reached two years ago. At a time of historically low bond yields, such low prices look attractive. While there is no way of telling whether the markets have reached bottom, logic suggests that buying equities today will be rewarding in the long term, particularly if you agree, as we do, with Mr. Greenspan's view that the recovery is on track.

Sincerely,


/s/ George C.W. Gatch

George C.W. Gatch
President
JPMorgan Funds

As of June 30, 2002

Q: HOW DID THE PORTFOLIO PERFORM?

A: JPMorgan Mid Cap Value Portfolio, which invests primarily in U.S. mid-cap value stocks, rose 3.83% during the six months ended June 30, 2002. This compares with a rise of 2.86% for the Russell Mid Cap Value Index.

Q: WHY DID THE PORTFOLIO OUTPERFORM ITS BENCHMARK?

A: Mid-cap value stocks held their value in a six-month period when the large cap market came under intense selling pressure. The Portfolio outperformed its benchmark by a small margin.

Solid stock selection in healthcare and our underweight position in information technology were the primary drivers of the portfolio's outperformance. The main contributors in healthcare were Trigon Healthcare, Wellpoint Health Network, and Lincare Holdings. Trigon, the largest managed health care company in Virginia, advanced after announcing it had entered into an agreement to be acquired by Anthem, a provider of health benefits management products and services. Wellpoint, a managed care provider, said it would exceed expectations for current year revenues as enrollments grew at a faster rate than anticipated. Lincare, a provider of home respiratory therapy services, reported first quarter results that exceeded expectations.

Outside healthcare, top contributors included E.W. Scripps, a diversified media company, and Energy East Corporation, a super-regional energy services and delivery company.

From a negative perspective, the primary detractors were CSG Systems and Sprint PCS. CSG Systems, a leading provider of bill processing solutions to the domestic cable and digital broadcasting industries, declined due to its pending arbitration with its largest customer, AT&T Broadband, as well as the general softness infecting the cable industry. Sprint PCS fell as telecom stocks came under intense selling pressure due to concerns about the industry's growth prospects, heavy debt load and questionable accounting practices. The Portfolio's shares of Sprint PCS were sold in March and the proceeds were reinvested in more regionally based telecom companies with better growth prospects.

Q: HOW WAS THE PORTFOLIO MANAGED?

A: Given the extensive pullback in telecommunication stocks over the past two years, we have begun to see some value emerge in the sector. As a result, we have added names such as CenturyTel, Telephone and Data Systems, and Alltel to the portfolio in our efforts to take advantage of the sector's attractive prices.

Q: WHAT IS THE OUTLOOK?

A: As 2002 passes the halfway point, the market seems as apprehensive as ever, with investor confidence being shaken almost daily by new revelations. These turbulent times in the market are affording us the opportunity to invest in some attractively valued growth stocks. As a result the portfolio is more aggressively positioned in anticipation of a return of investor confidence.

                                   (UNAUDITED)

[CHART]

PERCENTAGE OF TOTAL PORTFOLIO INVESTMENTS

Consumer Goods & Services        26.8%
Finance & Insurance              22.4%
Industrial Products & Services   11.0%
Health Services & Systems         7.9%
Utilities                         6.9%
Technology                        6.6%
REITs                             5.9%
Energy                            4.7%
Short-Term Investments            4.6%
Telecommunications                3.2%

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO

1.  PUBLIC STORAGE, INC.            (3.7%)

2.  GANNETT CO., INC.               (3.2%)

3.  ENERGY EAST CORP.               (2.6%)

4.  WASHINGTON POST CO., CLASS B    (2.5%)

5.  DEVON ENERGY CORP.              (2.4%)

6.  OUTBACK STEAKHOUSE, INC.        (2.3%)

7.  BANKNORTH GROUP, INC.           (2.3%)

8.  DELUXE CORP.                    (2.3%)

9.  MOHAWK INDUSTRIES, INC.         (2.3%)

10. CLAYTON HOMES, INC.             (2.2%)

TOP 10 EQUITY HOLDINGS COMPRISED 25.8% OF THE PORTFOLIO'S MARKET VALUE OF INVESTMENTS ($1,538,758). AS OF JUNE 30, 2002 THE FUND HELD 82 EQUITY HOLDINGS. PORTFOLIO HOLDINGS ARE SUBJECT TO CHANGE AT ANY TIME.

AVERAGE ANNUAL TOTAL RETURNS

                           SINCE INCEPTION
                              (9/28/01)
-----------------------------------------
Mid Cap Value Portfolio          15.53%

Source: Lipper Analytical Services, Inc. Past performance is no guarantee of future results. Investment returns and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost.

The Portfolio commenced operations on 9/28/01.

Capital gains are subject to federal income tax, a portion of the Portfolio's income may be subject to the Alternative Minimum Tax and some investors may be subject to certain state and local taxes.

Certain fees and expenses of the Portfolio are currently being waived and reimbursed as described in the prospectus. Had the expenses not been subsidized or waived, returns would have been lower. Also all performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or redemption of Portfolio shares.

PORTFOLIO OF INVESTMENTS

As of June 30, 2002 (unaudited)

   SHARES    ISSUER                                            VALUE
--------------------------------------------------------------------
    LONG-TERM INVESTMENTS -- 95.4%
--------------------------------------------------------------------
             COMMON STOCKS -- 95.4%

             ADVERTISING -- 0.6%
    1,000    Lamar Advertising Co. *                       $  37,210

             APPAREL -- 2.6%
    2,500    Columbia Sportswear Co. *                        79,998
    1,900    VF Corp.                                         74,499
                                                           ---------
                                                             154,497

             AUTOMOTIVE -- 1.7%
    1,300    AutoZone, Inc. *                                100,490

             BANKING -- 9.7%
    5,300    Banknorth Group, Inc.                           137,905
    2,500    Cullen/Frost Bankers, Inc.                       89,875
      700    M&T Bank Corp.                                   60,032
      600    New York Community Bancorp., Inc.                16,260
    2,800    North Fork Bancorporation, Inc.                 111,468
    1,200    TCF Financial Corp.                              58,920
    3,800    Wilmington Trust Corp.                          115,900
                                                           ---------
                                                             590,360

             BROADCASTING/CABLE -- 1.9%
    1,000    Clear Channel Communications, Inc. *             32,020
    4,500    EchoStar Communications Corp., Class A *         83,520
                                                           ---------
                                                             115,540

             BUSINESS SERVICES -- 5.3%
    2,662    Cendant Corp. *                                  42,273
    3,500    Deluxe Corp.                                    136,115
    1,200    Equifax, Inc.                                    32,400
    2,200    IMS Health, Inc.                                 39,490
    1,900    Valassis Communications, Inc. *                  69,350
                                                           ---------
                                                             319,628

             CHEMICALS -- 1.7%
    1,000    Ecolab, Inc.                                     46,230
      400    Sigma-Aldrich Corp.                              20,060
      800    Valspar Corp.                                    36,112
                                                           ---------
                                                             102,402

             COMPUTERS/COMPUTER HARDWARE -- 0.9%
    1,000    Lexmark International, Inc. *                    54,400

             CONSTRUCTION -- 2.2%
    8,300    Clayton Homes, Inc.                             131,140

             CONSTRUCTION MATERIALS -- 1.5%
    1,600    Florida Rock Industries, Inc.                    57,296
      800    Vulcan Materials Co.                             35,040
                                                           ---------
                                                              92,336

             CONSUMER PRODUCTS -- 1.2%
    1,000    Black & Decker Corp.                             48,200
      400    Fortune Brands, Inc.                             22,400
                                                           ---------
                                                              70,600

                       See notes to financial statements.

                                        5

   SHARES    ISSUER                                            VALUE
--------------------------------------------------------------------
    LONG-TERM INVESTMENTS -- CONTINUED
--------------------------------------------------------------------
             ELECTRONICS/ELECTRICAL EQUIPMENT -- 0.4%
      800    Energizer Holdings, Inc. *                    $  21,936

             ENVIRONMENTAL SERVICES -- 1.7%
    5,200    Republic Services, Inc. *                        99,164

             FINANCIAL SERVICES -- 7.8%
      700    Affiliated Managers Group, Inc. *                43,050
    1,700    Golden West Financial Corp.                     116,926
    1,300    Legg Mason, Inc.                                 64,142
      900    SLM Corp.                                        87,210
    3,500    T. Rowe Price Group, Inc.                       115,080
    2,100    The Phoenix Companies, Inc.                      38,535
                                                           ---------
                                                             464,943

             FOOD/BEVERAGE PRODUCTS -- 3.5%
      700    Brown-Forman Corp., Class A                      49,070
      900    Dean Foods Co. *                                 33,570
    2,600    Hormel Foods Corp.                               62,244
    1,929    The J.M. Smucker Co.                             65,837
                                                           ---------
                                                             210,721

             HEALTH CARE/HEALTH CARE SERVICES -- 7.9%
      900    Apogent Technologies, Inc. *                     18,513
    2,900    Dentsply International, Inc.                    107,038
      700    Hillenbrand Industries, Inc.                     39,305
    1,700    Lincare Holdings, Inc. *                         54,910
    3,100    Manor Care, Inc. *                               71,300
      900    Trigon Healthcare, Inc. *                        90,522
    1,200    WellPoint Health Networks, Inc. *                93,372
                                                           ---------
                                                             474,960

             INDUSTRIAL COMPONENTS -- 0.6%
      300    SPX Corp. *                                      35,250

             INSURANCE -- 4.7%
      400    CIGNA Corp.                                      38,968
    3,500    John Hancock Financial Services, Inc.           123,200
      100    Markel Corp. *                                   19,700
      900    PartnerRe LTD (Bermuda)                          44,055
    1,900    Safeco Corp.                                     58,691
                                                           ---------
                                                             284,614

             MACHINERY & Engineering Equipment -- 1.4%
    1,800    Flowserve Corp. *                                53,640
      900    IDEX Corp.                                       30,150
                                                           ---------
                                                              83,790

             MANUFACTURING -- 2.0%
      700    Carlisle Companies, Inc.                         31,486
    1,100    Cooper Industries LTD, Class A                   43,230
    1,700    Crane Co.                                        43,146
                                                           ---------
                                                             117,862

             MULTI-MEDIA -- 4.6%
    1,100    E.W. Scripps Co., Class A                        84,700
    2,500    Gannett Co., Inc.                               189,750
                                                           ---------
                                                             274,450

                       See notes to financial statements.

                                        6

   SHARES    ISSUER                                            VALUE
--------------------------------------------------------------------
    LONG-TERM INVESTMENTS -- CONTINUED
--------------------------------------------------------------------
             OIL & GAS -- 4.7%
    2,500    Burlington Resources, Inc.                    $  95,000
    2,900    Devon Energy Corp.                              142,912
    1,100    Kinder Morgan, Inc.                              41,822
                                                           ---------
                                                             279,734

             PACKAGING -- 0.8%
    1,200    Sealed Air Corp. *                               48,324

             PRINTING & Publishing -- 2.5%
      280    Washington Post Co., Class B                    152,600

             REAL ESTATE INVESTMENT TRUST -- 5.9%
    1,200    Cousins Properties, Inc.                         29,712
    1,800    Kimco Realty Corp.                               60,282
    1,200    Manufactured Home Communities, Inc.              42,120
    5,900    Public Storage, Inc.                            218,890
                                                           ---------
                                                             351,004

             RESTAURANTS/FOOD SERVICES -- 3.0%
    1,650    Applebee's International, Inc.                   37,868
    4,000    Outback Steakhouse, Inc. *                      140,400
                                                           ---------
                                                             178,268

             RETAILING -- 2.2%
    3,700    Foot Locker, Inc. *                              53,465
      700    Payless ShoeSource, Inc. *                       40,355
    1,100    The May Department Stores Co.                    36,223
                                                           ---------
                                                             130,043

             TELECOMMUNICATIONS -- 3.2%
    1,500    Alltel Corp.                                     70,500
    2,000    CenturyTel, Inc.                                 59,000
    1,000    Telephone & Data Systems, Inc.                   60,550
                                                           ---------
                                                             190,050

             TEXTILES -- 2.3%
    2,200    Mohawk Industries, Inc. *                       135,366

             UTILITIES -- 6.9%
    1,800    Dominion Resources, Inc.                        119,160
    6,800    Energy East Corp.                               153,680
    2,200    FirstEnergy Corp.                                73,436
    1,300    NSTAR                                            58,214
      300    Pinnacle West Capital Corp.                      11,850
                                                           ---------
                                                             416,340
             -------------------------------------------------------
             Total Common Stocks                           5,718,022
             (Cost $5,490,348)
             -------------------------------------------------------

                       See notes to financial statements.

                                        7

   SHARES    ISSUER                                            VALUE
--------------------------------------------------------------------
    SHORT-TERM INVESTMENT -- 4.6%
--------------------------------------------------------------------
             MONEY MARKET FUND-- 4.6%
  276,854    JPMorgan Prime Money Market Fund (a)        $   276,854
             (Cost $276,854)
--------------------------------------------------------------------
             Total Investments-- 100.0%                  $ 5,994,876
             (Cost $5,767,202)
--------------------------------------------------------------------

Abbreviations:
*   -- Non-income producing security.
(a) -- Affiliated. Money market fund registered under the Investment Company
       Act of 1940, as amended and advised by JPMorgan Fleming Asset Management, Inc.

                       See notes to financial statements.

STATEMENT OF ASSETS & LIABILITIES

As of June 30, 2002 (unaudited)

==================================================================================
   ASSETS:
     Investment securities, at value                                    $5,994,876
     Cash                                                                    3,750
     Receivables:
       Interest and dividends                                                5,201
       Expense reimbursements                                                4,552
----------------------------------------------------------------------------------
   Total Assets                                                          6,008,379
----------------------------------------------------------------------------------
   LIABILITIES:
     Accrued liabilities:
       Investment advisory fees                                              2,459
       Custodian fees                                                       24,739
       Trustees' fees                                                          191
       Other                                                                33,544
----------------------------------------------------------------------------------
   Total Liabilities                                                        60,933
----------------------------------------------------------------------------------
   NET ASSETS:
     Paid in capital                                                     5,726,247
     Accumulated undistributed (overdistributed) net investment income      11,948
     Accumulated net realized gain (loss) on investments                   (18,423)
     Net unrealized appreciation (depreciation) of investments             227,674
----------------------------------------------------------------------------------
   Total Net Assets                                                     $5,947,446
----------------------------------------------------------------------------------
   Shares of beneficial interest outstanding (no par value;
     unlimited number of shares authorized):                               345,480
   Net asset value, redemption and offering price per share:            $    17.22
----------------------------------------------------------------------------------
   Cost of investments                                                  $5,767,202
==================================================================================

                       See notes to financial statements.

STATEMENT OF OPERATIONS

For the six months ended June 30, 2002 (unaudited)

   ======================================================================================
   INVESTMENT INCOME:
     Dividend                                                                  $   32,399
     Dividend income from affiliated investments*                                   3,000
   --------------------------------------------------------------------------------------
   Total investment income                                                         35,399
   --------------------------------------------------------------------------------------
   EXPENSES:
     Investment advisory fees                                                      16,416
     Custodian fees                                                                26,882
     Printing and postage                                                           6,081
     Professional fees                                                             26,938
     Transfer agent fees                                                            5,891
     Trustees' fees                                                                   594
     Other                                                                          2,869
   --------------------------------------------------------------------------------------
   Total expenses                                                                  85,671
   --------------------------------------------------------------------------------------
     Less amounts waived                                                            5,892
     Less earnings credits                                                          1,709
     Less expense reimbursements                                                   54,619
   --------------------------------------------------------------------------------------
       Net expenses                                                                23,451
   --------------------------------------------------------------------------------------
   Net investment income                                                           11,948
   --------------------------------------------------------------------------------------
   REALIZED AND UNREALIZED GAIN
   (LOSS) ON INVESTMENTS:
     Net realized gain (loss) on transactions from:
       Investments                                                                (17,176)
     Change in net unrealized appreciation/depreciation of:
       Investments                                                                 13,560
   --------------------------------------------------------------------------------------
     Net realized and unrealized gain (loss) on investments                        (3,616)
   --------------------------------------------------------------------------------------
     Net increase (decrease) in net assets from operations                     $    8,332
   --------------------------------------------------------------------------------------
*  Includes reimbursements of investment advisory and administration fees :    $      226
   ======================================================================================

                       See notes to financial statements.

STATEMENT OF CHANGES IN NET ASSETS

For the periods indicated (unaudited)

                                                              1/1/02        9/28/01 *
                                                             THROUGH        THROUGH
                                                             6/30/02       12/31/01
   ================================================================================
   INCREASE (DECREASE) IN NET ASSETS:
   FROM OPERATIONS:
     Net investment income                               $    11,948    $     2,637
     Net realized gain (loss) on investments                 (17,176)        31,987
     Change in net unrealized appreciation/
       depreciation of investments                            13,560        214,114
   --------------------------------------------------------------------------------
       Increase (decrease) in net assets from operations       8,332        248,738
   --------------------------------------------------------------------------------
   DISTRIBUTIONS TO SHAREHOLDERS FROM:
     Net investment income                                    (2,512)            --
     Net realized gain on investment transactions            (33,359)            --
   --------------------------------------------------------------------------------
       Total distributions to shareholders                   (35,871)            --
   --------------------------------------------------------------------------------
   INCREASE (DECREASE) FROM
   CAPITAL SHARE TRANSACTIONS:
     Proceeds from shares issued                           5,173,498      2,423,929
     Dividends reinvested                                     35,871             --
     Cost of shares redeemed                              (1,889,243)       (17,808)
   --------------------------------------------------------------------------------
       Increase (decrease) from capital
         share transactions                                3,320,126      2,406,121
   --------------------------------------------------------------------------------
       Total increase (decrease) in net assets             3,292,587      2,654,859
   --------------------------------------------------------------------------------
   NET ASSETS:
     Beginning of period                                   2,654,859             --
   --------------------------------------------------------------------------------
     End of period                                       $ 5,947,446    $ 2,654,859
   --------------------------------------------------------------------------------
   ACCUMULATED UNDISTRIBUTED (OVERDISTRIBUTED)
     NET INVESTMENT INCOME                               $    11,948    $     2,512
   --------------------------------------------------------------------------------
   SHARE TRANSACTIONS:
     Issued                                                  291,330        160,119
     Reinvested                                                1,984             --
     Redeemed                                               (106,852)        (1,101)
   --------------------------------------------------------------------------------
       Change in Shares                                      186,462        159,018
   ================================================================================

----------
*    Commencement of operations.

                       See notes to financial statements.

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

1. ORGANIZATION
JPMorgan Mid Cap Value Portfolio ("Portfolio") is a separate series of J.P. Morgan Series Trust II (the "Trust"). The Trust is registered under the Investment Company Act of 1940 (the "1940 Act") as amended, as a diversified, open-end management investment company. The Trust was organized as a Delaware Business Trust on October 28, 1993 for the purpose of funding flexible premium variable life insurance policies.

Portfolio shares are offered only to separate accounts of participating insurance companies and eligible plans. Individuals may not purchase shares directly from the Portfolio.

2. SIGNIFICANT ACCOUNTING POLICIES
THE FOLLOWING IS A SUMMARY OF THE SIGNIFICANT ACCOUNTING POLICIES OF THE
PORTFOLIO:

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual amounts may differ from those estimates.

A. VALUATION OF INVESTMENTS -- Equity securities, purchased options and futures are valued at the last sale price on the exchange on which they are primarily traded, including the NASDAQ National Market. Securities for which sale prices are not available and other over-the-counter securities are valued at the mean between the bid and ask quotations. Bonds and other fixed income securities (other than short-term obligations), including listed issues, are valued on the basis of the valuations supplied by pricing services or by matrix pricing systems of a major dealer in bonds. Short-term debt securities with 61 days or more to maturity at time of purchase are valued through the 61st day prior to maturity, at market value based on quotations obtained from market makers or other appropriate sources; thereafter, the value on the 61st day is amortized on a straight-line basis over the remaining number of days to maturity. Short-term investments with 60 days or less to maturity at time of purchase are valued at amortized cost, which approximates market. Portfolio securities for which there are no such quotations or valuations are valued at fair value as determined in good faith by or at the direction of the Trustees.

B. SECURITY TRANSACTIONS AND INVESTMENT INCOME -- Investment transactions are accounted for on the trade date (the date the order to buy or sell is executed). Securities gains and losses are calculated on an identified cost basis. Dividend income less foreign taxes withheld (if any) is recorded on the ex-dividend date. Interest income is determined on the basis of coupon interest accrued using the interest method adjusted for amortization of premiums and accretion of discounts.

C. EXPENSES -- Expenses incurred by the Trust with respect to any two or more Portfolios in the Trust are allocated in proportion to the net assets of each Portfolio in the Trust, except where allocations of direct expenses to each Portfolio can otherwise be made fairly. Expenses directly attributable to a Portfolio are charged to that Portfolio.

D. FEDERAL INCOME TAXES -- It is the Portfolio's policy to distribute all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under the provisions of the Internal Revenue Code. Accordingly, no provision has been made for federal or state income taxes. The Portfolio is also a segregated portfolio of assets for insurance purposes and intends to comply with the diversification requirements of Subchapter L of the Internal Revenue Code.

E. DISTRIBUTION TO SHAREHOLDERS -- Dividends and distributions paid to shareholders are recorded on the ex-dividend date. The amount of dividends and distributions from net investment income and net realized capital gains is determined in accordance with Federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America. To the extent these "book/tax" differences are permanent in nature (i.e., that they result from other than timing of recognition -- "temporary differences"), such amounts are reclassified within the capital accounts based on their Federal tax-basis treatment.

3. FEES AND OTHER TRANSACTIONS WITH AFFILIATES
A. INVESTMENT ADVISORY FEE -- Pursuant to the Investment Advisory Agreement, J.P. Morgan Investment Management, Inc. ("JPMIM" or "Adviser") acts as the investment adviser to the Portfolio. JPMIM is an affiliate of JPMorgan Chase Bank ("JPMCB") and a wholly owned subsidiary of J.P. Morgan Chase & Co. The Adviser supervises the investments of the Portfolio and for such services is paid a fee. The fee is accrued daily and paid monthly at an annual rate of 0.70% of the Portfolio's average daily net assets.

The Portfolio may invest in one or more of the affiliated JPMorgan Money Market Funds. The Adviser has agreed to reimburse its advisory fee from the Portfolio in an amount to offset any duplicate investment advisory, administration fee and shareholder servicing fees related to the Portfolio's investment in an affiliated money market fund.

B. ADMINISTRATION FEE -- Pursuant to the Administration Agreement, JPMCB (the "Administrator") provides certain aspects of the administration and operation of the Portfolio. Under the agreement, the Portfolio has agreed to pay the Administrator a fee based on the following: if the total expenses of the Portfolio excluding the advisory fee exceed the expense limit of 0.55% of the average daily net assets of the Portfolio, the Administrator will reimburse the Portfolio for the excess expense amount and receive no fee. Should the expenses be less than the expense limit, the Administrator's fee would be limited to the difference between such expenses and the fees calculated under the Administration Agreement.

BISYS Fund Services, LP ("BISYS") is the Portfolio's sub-administrator. For its services as sub-administrator, BISYS receives a portion of the fees payable to JPMCB as Administrator.

C. CUSTODIAN AND ACCOUNTING FEES -- JPMCB provides portfolio accounting and custody services for the Portfolio. Compensation for such services is presented in the Statement of Operations as Custodian Fees. The custodian fees may be reduced by credits earned by the Portfolio, based on uninvested cash balances held by the custodian. Such earnings credits are presented separately in the Statement of Operations.

4. FEDERAL INCOME TAXES
For Federal income tax purposes, the cost and net unrealized appreciation (depreciation) in value of the investment securities at June 30, 2002 were:

                        GROSS            GROSS         NET UNREALIZED
     AGGREGATE        UNREALIZED       UNREALIZED       APPRECIATION/
       COST          APPRECIATION     DEPRECIATION     (DEPRECIATION)
-----------------------------------------------------------------------
   $ 5,767,202       $    370,826     $   (143,152)    $      227,674
-----------------------------------------------------------------------

5. INVESTMENT TRANSACTIONS
For the six months ended June 30, 2002, purchases and sales of investments (excluding short-term investments) were as follows:

    PURCHASES         SALES           PURCHASES           SALES
 (EXCLUDING U.S.  (EXCLUDING U.S.      OF U.S.           OF U.S.
   GOVERNMENT)      GOVERNMENT)      GOVERNMENT        GOVERNMENT
--------------------------------------------------------------------
  $    5,748,019  $     2,232,756    $       --        $       --
--------------------------------------------------------------------

6. CONCENTRATIONS
From time to time, the Portfolio may have a concentration of several shareholders holding a significant percentage of shares outstanding. Investment activities of these shareholders could have a material impact on the Portfolio.

FINANCIAL HIGHLIGHTS (UNAUDITED)

                                                                                1/1/02         9/28/01*
                                                                               THROUGH         THROUGH
                                                                               6/30/02        12/31/01
                                                                            ----------       ---------
Per share operating performance:
Net asset value, beginning of period                                        $    16.69       $   15.00
                                                                            ----------       ---------
Income from investment operations:
 Net investment income                                                            0.03            0.02
 Net gains or losses on securities (both realized and unrealized)                 0.62            1.67
                                                                            ----------       ---------

   Total from investment operations                                               0.65            1.69
                                                                            ----------       ---------

Less distributions:
 Dividends from net investment income                                             0.01              --
 Distributions from capital gains                                                 0.11              --
                                                                            ----------       ---------

   Total distributions                                                            0.12              --
                                                                            ----------       ---------

Net asset value, end of period                                              $    17.22       $    16.69
                                                                            ==========       =========
Total return                                                                      3.83%(b)       11.27%(b)

Ratios/supplemental data:
 Net assets, end of period (in thousands)                                   $    5,947       $   2,655
Ratios to average net assets:#
 Net expenses                                                                     1.00%           1.00%
 Net investment income                                                            0.51%           0.46%
 Expenses without waivers, reimbursements and earnings credits                    3.64%          10.62%
 Net investment income without waivers, reimbursements and earnings credits      (2.13%)         (9.16%)
Portfolio turnover rate                                                             54%             21%

----------
   *   Commencement of operations.
   #   Short periods have been annualized.
   (b) Not annualized.

                       See notes to financial statements.

JPMORGAN FUNDS

U.S. EQUITY FUNDS
Balanced Fund
Capital Growth Fund
Core Equity Fund
Disciplined Equity Fund
Disciplined Equity Value Fund
Diversified Fund
Dynamic Small Cap Fund
Equity Growth Fund
Equity Income Fund
Growth and Income Fund
Mid Cap Growth Fund
Mid Cap Value Fund
Small Cap Equity Fund
Small Cap Growth Fund
SmartIndex(TM) Fund
U.S. Equity Fund
U.S. Small Company Fund
U.S. Small Company Opportunities Fund
Value Opportunities Fund

SELECT FUNDS
Select Balanced Fund
Select Equity Income Fund
Select International Equity Fund
Select Large Cap Equity Fund
Select Large Cap Growth Fund
Select Mid Cap Equity Fund
Select Small Cap Equity Fund

TAX AWARE FUNDS
Fleming Tax Aware International
    Opportunities Fund
Tax Aware Disciplined Equity Fund
Tax Aware Enhanced Income Fund
Tax Aware Small Company
    Opportunities Fund
Tax Aware U.S. Equity Fund

SPECIALTY FUNDS
Focus Fund
Global 50 Fund
Global Healthcare Fund
H&Q Technology Fund
Market Neutral Fund

INTERNATIONAL EQUITY FUNDS
Fleming Emerging Markets Equity Fund
Fleming European Fund
Fleming International Growth Fund
Fleming International Value Fund
Fleming International Opportunities Fund
Fleming Japan Fund
Fleming Asia Equity Fund

INCOME FUNDS
Bond Fund
Bond Fund II
Enhanced Income Fund
Fleming Emerging Markets Debt Fund
Global Strategic Income Fund
Intermediate Bond Fund
Short Term Bond Fund
Short-Term Bond Fund II
Strategic Income Fund
U.S. High Yield Bond Fund
U.S. Treasury Income Fund

TAX FREE FUNDS
California Bond Fund
Intermediate Tax Free Income Fund
New Jersey Tax Free Income Fund
New York Intermediate Tax Free
    Income Fund
Tax Free Income Fund

MONEY MARKET FUNDS
100% U.S. Treasury Securities
    Money Market Fund
California Tax Free Money Market Fund
Federal Money Market Fund
Liquid Assets Money Market Fund
New York Tax Free Money Market Fund
Prime Money Market Fund
Tax Free Money Market Fund
Treasury Plus Money Market Fund
U.S. Government Money Market Fund

SEMI-ANNUAL REPORT (UNAUDITED)

JPMorgan Funds are distributed by J.P. Morgan Fund Distributors, Inc., which is unaffiliated with The JPMorgan Chase Bank (Chase). Chase and its respective affiliates receive compensation from JPMorgan Funds for providing services to the Funds.

This report is submitted for the general information of the shareholders of the funds. It is not authorized for distribution to prospective investors in the funds unless preceded or accompanied by a prospectus.

The financial information in this report has been taken from the books and records of the funds without examination by independent accountants, who express no opinion thereto.

To obtain a prospectus for any of the JPMorgan Funds, call 1-800-348-4782. The prospectus contains more complete information, including charges and expenses. Please read it carefully before you invest or send money.



                        JPMorgan Funds Fulfillment Center
                                393 Manley Street
                         West Bridgewater, MA 02379-1039


        (C)J.P. Morgan Chase & Co., 2002 All Rights Reserved. August 2002

                                                                    SAN-MCVP-602

SEMI-ANNUAL REPORT JUNE 30, 2002 (UNAUDITED)

JPMORGAN FUNDS

[GRAPHIC]

SMALL COMPANY
PORTFOLIO

[JPMORGAN FLEMING ASSET MANAGEMENT LOGO]

CONTENTS

President's Letter                                  1

JPMorgan Small Company Portfolio
Portfolio Commentary                                3

Portfolio of Investments                            7

Financial Statements                               14

Notes to Financial Statements                      17

Financial Highlights                               20

HIGHLIGHTS

-  The first half of 2002 was disappointing for U.S. equities.

- Strong first quarter GDP growth was countered by a significant second quarter decline.

-  Inflation and interest rates remaining quite low by historic standards.

NOT FDIC INSURED              May lose value / No bank guarantee

JPMorgan Funds are distributed by J.P. Morgan Fund Distributors, Inc.

JPMORGAN SMALL COMPANY PORTFOLIO

PRESIDENT'S LETTER                                                AUGUST 5, 2002

DEAR SHAREHOLDER:
We are pleased to present this semi-annual report for the JPMorgan Small Company Portfolio for the six months ended June 30, 2002.

THE CLOUD...
The first half of 2002 was disappointing for U.S. equities and their investors. A veritable cascade of negative economic and corporate news through most of the first quarter and all of the second combined to send the nation's equity markets reeling throughout the first half of 2002.

On the economic front, first quarter GDP growth was countered by a second quarter drop to 2.0%, leading investors here and abroad to speculate that the U.S. economy might slide back into recession, taking the long hoped-for global economic recovery along with it. Rising geopolitical risk, a rapidly falling dollar and a general lack of corporate spending on new ventures or technology, also weighed heavily on investor sentiment.

The nation's equity markets were further undermined by a series of high profile accounting scandals and irregularities, near-continuous earnings downgrades, and a widespread lack of confidence in corporate governance, to name some of the more prominent issues of the first half.

Unsurprisingly, investors reacted by selling equities across the board, in the process sending most investment indices to levels at or near their post-September 11th lows.

....AND A SILVER LINING
That the U.S. economy is on the mend, there is little doubt. Inflation and interest rates are quite low by historic standards. Corporations appear to be spending once again, albeit at a modest pace. Housing remains strong. The global macroeconomic environment is gradually improving. In fact, we expect that the GDP growth rate for 2002 will be about 2.8%, far better than the 1.2% growth rate recorded in 2001.

The equity markets, on the other hand, will likely remain subdued over the near term, at least until investors come to terms with their concerns about corporate management, and they begin to see a pattern of consistently positive earnings announcements. Both will take time to achieve.

Do we think that the market has been oversold? Yes, and therein lies an opportunity for careful, long-term investors. Many U.S. companies have seen their shares punished along with the bad. When the pendulum swings the other way, and investors once again regain their faith in equities, early investors in the downtrodden shares of such concerns may profit handsomely. Identifying and investing in them with the goal of long-term appreciation is the sole focus of our research and management efforts on your behalf. Our entire investment management team would like to thank you for allowing us to do so.

Sincerely,

/s/ George C.W. Gatch

George C.W. Gatch
President
JPMorgan Funds

JPMORGAN SMALL COMPANY PORTFOLIO
As of June 30, 2002

Q: HOW DID THE PORTFOLIO PERFORM?
A: JPMorgan Small Company Portfolio, which seeks to provide long-term growth of capital, fell 7.03% during the six months ended June 30, 2002. This compares to a fall of 4.70% from the Fund's benchmark, the Russell 2000 Index.

Q: WHY DID THE PORTFOLIO PERFORM THIS WAY?
A: The Portfolio was in line with its benchmark for the first quarter. Gains from stock selection in the consumer staple, systems hardware and capital markets sectors were offset by losses in the industrial cyclical, software and services and basic materials sectors. Sector weightings in systems hardware and basic materials outweighed losses from weightings in the retail and pharmaceuticals sectors.

During the second quarter, the Portfolio underperformed its benchmark. Although stock selection in the health services and systems sector aided performance, losses from stock selection in the consumer cyclical, finance, and systems hardware sectors outweighed the gain. An overweight to the pharmaceutical sector accounted for most of the loss from sector weightings.

Q: HOW WAS THE PORTFOLIO MANAGED?
A: The second quarter, in particular, proved to be a challenging environment for all equities, regardless of capitalization and style biases. Broad concerns over continued geopolitical instability, delayed economic recovery and corporate credibility weighed heavily on the markets, while stock-specific risk contributed to rising volatility. Against this backdrop, small-capitalization stocks continued to outperform large-caps, although both asset classes posted negative returns for the quarter and for the first half of this year. Significantly, the value benchmark slipped into negative territory during this period. We believe that this development may herald the return to a more normalized relationship between growth and value.

In light of this, we decided to strategically reduce our style bias (i.e., growth versus value), focusing instead on security selection. Recent enhancements to our core portfolio construction process have allowed us to build a portfolio that is representative of both growth and value companies. Going forward, this structure will allow us to capture the upside in both groups. However, in markets where the spread between growth and value remains significant, such as in the current one, we may underperform competitors that emphasize growth or value when market fluctuations favor either investment style.

Q: WHAT IS THE OUTLOOK?
A: The markets should begin to recover when, among other things, investors' skepticism about corporate accounting and corporate governance begins to recede. In the more conservative market environment that is sure to follow, those companies with strong management teams, solid

                                  (UNAUDITED)
balance sheets, and "easy to understand" stories should do well. Although growth is likely to rebound relative to value, the degree of its advance will depend upon improved earnings visibility in the technology, biotech and other growth sectors.

For our part, we will continue to focus on security selection, rather than biasing the portfolio toward a growth or value investment style. It is important to note that the Russell indices rebalance every year. Typically, some large stocks move out of the Russell 2000, some growth stocks move into the value index and some value stocks move to the growth index. During this year's rebalancing of the Russell 2000, the value portion of the index added biotech and technology (two traditional growth sectors), while the growth portion of the index saw an increase in more traditional value stocks, such as REITS and financials. As a result, determining whether a company is a growth or value name, based on traditional valuation metrics, has become more complex.

We believe that these changes bode well for our investment approach, and that we are positioned to benefit as the relationship between the returns of growth and value companies in the benchmark regress to their historical mean.

[CHART]

PERCENTAGE OF TOTAL PORTFOLIO INVESTMENTS

Consumer Goods & Services                    20.6%
Industrial Products & Services               16.4%
Technology                                   14.4%
Finance & Insurance                          14.4%
REITs                                         7.8%
Short-Term Investments                        6.6%
Pharmaceuticals                               5.7%
Health Services & Systems                     5.5%
Energy                                        5.4%
Utilities                                     2.3%
Telecommunications                            0.7%
Finance                                       0.2%

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO

 1. FLOWSERVE CORP. (1.3%)

 2. CROWN CORK & SEAL CO., INC. (1.2%)

 3. CITY NATIONAL CORP. (1.2%)

 4. PRENTISS PROPERTIES TRUST (1.0%)

 5. ATMOS ENERGY CORP. (0.9%)

 6. AFC ENTERPRISES, INC. (0.9%)

 7. SPINNAKER EXPLORATION CO. (0.9%)

 8. SIERRA PACIFIC RESOURCES (0.9%)

 9. NEUROCRINE BIOSCIENCES, INC. (0.9%)

10. VALMONT INDUSTRIES, INC. (0.9%)

TOP 10 EQUITY HOLDINGS COMPRISED 10.1% OF THE PORTFOLIO'S MARKET VALUE OF INVESTMENTS ($4,991,495). AS OF JUNE 30, 2002 THE FUND HELD 241 EQUITY HOLDINGS. PORTFOLIO HOLDINGS ARE SUBJECT TO CHANGE AT ANY TIME.

AVERAGE ANNUAL TOTAL RETURNS

                                                                          SINCE
                                                                      INCEPTION
                                         1 YEAR   3 YEARS    5 YEARS   (1/3/95)
-------------------------------------------------------------------------------
Small Company Portfolio                (13.44%)     1.04%      3.35%     10.06%

[CHART]

LIFE OF FUND PERFORMANCE (1/3/95 TO 6/30/02)

              JPMORGAN SMALL     RUSSELL 2000    LIPPER VARIABLE ANNUITY
            COMPANY PORTFOLIO       INDEX      SMALL COMPANY FUNDS AVERAGE
--------------------------------------------------------------------------
  1/3/95       $      10,000    $     10,000               $       10,000
 1/31/95       $      10,010    $     10,000               $       10,000
 2/28/95       $      10,440    $     10,416               $       10,367
 3/31/95       $      10,751    $     10,594               $       10,614
 4/30/95       $      10,990    $     10,829               $       10,786
 5/31/95       $      11,151    $     11,016               $       10,925
 6/30/95       $      11,761    $     11,587               $       11,501
 7/31/95       $      12,391    $     12,255               $       12,264
 8/31/95       $      12,651    $     12,508               $       12,498
 9/30/95       $      12,851    $     12,732               $       12,748
10/31/95       $      12,412    $     12,163               $       12,338
11/30/95       $      13,032    $     12,674               $       12,786
12/31/95       $      13,290    $     13,009               $       12,971
 1/31/96       $      13,381    $     12,994               $       12,944
 2/29/96       $      13,943    $     13,400               $       13,652
 3/31/96       $      14,163    $     13,673               $       13,866
 4/30/96       $      14,921    $     14,405               $       14,881
 5/31/96       $      15,480    $     14,972               $       15,499
 6/30/96       $      14,780    $     14,357               $       14,929
 7/31/96       $      13,731    $     13,103               $       13,731
 8/31/96       $      14,337    $     13,865               $       14,567
 9/30/96       $      14,920    $     14,407               $       15,331
10/31/96       $      15,014    $     14,185               $       15,007
11/30/96       $      15,469    $     14,769               $       15,431
12/31/96       $      16,188    $     15,156               $       15,674
 1/31/97       $      16,434    $     15,459               $       16,008
 2/28/97       $      15,969    $     15,085               $       15,387
 3/31/97       $      15,094    $     14,373               $       14,638
 4/30/97       $      14,794    $     14,414               $       14,573
 5/31/97       $      16,541    $     16,018               $       16,200
 6/30/97       $      17,401    $     16,705               $       16,974
 7/31/97       $      18,492    $     17,482               $       18,013
 8/31/97       $      18,928    $     17,882               $       18,290
 9/30/97       $      20,157    $     19,191               $       19,602
10/31/97       $      19,530    $     18,349               $       18,733
11/30/97       $      19,489    $     18,229               $       18,510
12/31/97       $      19,830    $     18,548               $       18,686
 1/31/98       $      19,301    $     18,255               $       18,400
 2/28/98       $      21,256    $     19,604               $       19,850
 3/31/98       $      22,393    $     20,412               $       20,805
 4/30/98       $      22,205    $     20,524               $       20,930
 5/31/98       $      21,019    $     19,418               $       19,816
 6/30/98       $      20,805    $     19,459               $       20,007
 7/31/98       $      18,974    $     17,883               $       18,618
 8/31/98       $      15,219    $     14,410               $       14,924
 9/30/98       $      16,296    $     15,538               $       15,811
10/31/98       $      16,727    $     16,172               $       16,508
11/30/98       $      17,526    $     17,019               $       17,589
12/31/98       $      18,739    $     18,073               $       18,958
 1/31/99       $      18,724    $     18,313               $       19,121
 2/28/99       $      17,254    $     16,830               $       17,601
 3/31/99       $      17,886    $     17,093               $       18,085
 4/30/99       $      18,787    $     18,624               $       19,244
 5/31/99       $      18,519    $     18,896               $       19,562
 6/30/99       $      19,894    $     19,750               $       20,919
 7/31/99       $      19,831    $     19,209               $       20,773
 8/31/99       $      19,545    $     18,498               $       20,262
 9/30/99       $      20,130    $     18,502               $       20,428
10/31/99       $      21,015    $     18,578               $       20,984
11/30/99       $      23,672    $     19,687               $       22,836
12/31/99       $      27,057    $     21,915               $       25,915
 1/31/00       $      26,911    $     21,562               $       25,365
 2/29/00       $      31,585    $     25,122               $       29,573
 3/31/00       $      28,869    $     23,467               $       28,938
 4/30/00       $      24,790    $     22,054               $       26,779
 5/31/00       $      23,025    $     20,768               $       25,266
 6/30/00       $      26,573    $     22,579               $       28,093
 7/31/00       $      25,257    $     21,852               $       26,955
 8/31/00       $      27,957    $     23,520               $       29,602
 9/30/00       $      27,225    $     22,828               $       28,702
10/31/00       $      25,324    $     21,810               $       27,408
11/30/00       $      21,592    $     19,570               $       23,982
12/31/00       $      23,997    $     21,251               $       26,234
 1/31/01       $      24,381    $     22,358               $       27,260
 2/28/01       $      21,945    $     20,892               $       24,823
 3/31/01       $      20,409    $     19,870               $       23,058
 4/30/01       $      22,489    $     21,424               $       25,375
 5/31/01       $      23,307    $     21,951               $       26,025
 6/30/01       $      23,708    $     22,708               $       26,556
 7/31/01       $      22,440    $     21,480               $       25,517
 8/31/01       $      21,372    $     20,786               $       24,423
 9/30/01       $      18,467    $     17,988               $       20,969
10/31/01       $      19,435    $     19,041               $       22,305
11/30/01       $      20,821    $     20,514               $       23,991
12/31/01       $      22,072    $     21,780               $       25,459
 1/31/02       $      21,622    $     21,553               $       25,011
 2/28/02       $      21,172    $     20,963               $       24,168
 3/31/02       $      22,775    $     22,648               $       26,068
 4/30/02       $      22,563    $     22,854               $       25,792
 5/31/02       $      21,609    $     21,840               $       24,807
 6/30/02       $      20,510    $     20,756               $       23,269

Source: Lipper Analytical Services, Inc. Past performance is no guarantee of future results. Investment returns and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost.

The Portfolio commenced operations on 1/3/95.

The graph illustrates comparative performance for $10,000 invested in the JPMorgan Small Company Portfolio, Russell 2000 Index, and Lipper Variable Annuity Small Company Funds Average from January 3, 1995 to June 30, 2002. The performance of the indices reflects an initial investment at the end of the month following the Portfolio's inception. The performance of the indices does not include a sales charge and has been adjusted to reflect reinvestment of all dividends and capital gains of the securities included in the benchmark. The Russell 2000 Index is an unmanaged, capitalization weighted price only index, which is comprised of 2000 of the smallest stocks (on the basis of capitalization) in the Russell 3000 Index. The Lipper Variable Annuity Small Company Funds Average describes the average total return for all the funds in the indicated category, as defined by Lipper, Inc. Investors cannot invest directly in an index.

Capital gains are subject to federal income tax, a portion of the Portfolio's income may be subject to the Alternative Minimum Tax and some investors may be subject to certain state and local taxes.

Certain fees and expenses of the Portfolio are currently being waived and reimbursed as described in the prospectus. Had the expenses not been subsidized or waived, returns would have been lower. Also all performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or redemption of Portfolio shares.

Small capitalization funds typically carry more risk than stock funds investing in well-established "blue-chip" companies, since smaller companies generally have a higher risk of failure. Historically, smaller companies' stock has experienced a greater degree of market volatility than the average stock. All Portfolio data are subject to change.

Portfolio of Investments

As of June 30, 2002 (unaudited)

   SHARES    ISSUER                                                        VALUE
--------------------------------------------------------------------------------
     LONG-TERM INVESTMENTS -- 93.4%
--------------------------------------------------------------------------------
             COMMON STOCKS -- 93.2%
             AEROSPACE -- 1.0%
    5,200    DRS Technologies, Inc. *                              $     222,300
    5,724    Triumph Group, Inc. *                                       255,290
                                                                   -------------
                                                                         477,590

             APPAREL -- 1.0%
   11,967    Skechers U.S.A., Inc., Class A *                            258,607
   17,400    Tommy Hilfiger Corp. (Hong Kong) *                          249,168
                                                                   -------------
                                                                         507,775

             APPLIANCES & HOUSEHOLD DURABLES -- 0.3%
    4,375    Furniture Brands International, Inc. *                      132,344

             AUTOMOTIVE -- 2.2%
    4,559    American Axle & Manufacturing Holdings, Inc. *              135,585
    8,375    Lithia Motors, Inc., Class A *                              225,455
    6,300    Monaco Coach Corp. *                                        134,190
   10,900    National R.V. Holdings, Inc. *                              109,000
    2,150    Navistar International Corp.                                 68,800
    4,875    Oshkosh Truck Corp.                                         288,160
    3,050    Superior Industries International, Inc.                     141,063
                                                                   -------------
                                                                       1,102,253

             BANKING -- 6.9%
    1,350    Allegiant Bancorp, Inc.                                      24,530
   11,225    Bank of Hawaii Corp.                                        314,300
    6,047    Banner Corp.                                                149,663
   10,575    City National Corp.                                         568,407
    3,125    Community Bank System, Inc.                                 100,781
    4,600    Cullen/Frost Bankers, Inc.                                  165,370
   12,000    Doral Financial Corp.                                       400,680
   10,200    Irwin Financial Corp.                                       205,020
   32,308    NetBank, Inc. *                                             376,388
    5,925    Silicon Valley Bancshares *                                 156,183
    2,850    Southwest Bancorp of Texas, Inc. *                          103,227
    6,900    Sterling Bancshares, Inc.                                   101,913
    9,675    Waypoint Financial Corp.                                    189,146
    8,100    West Coast Bancorp                                          138,915
    7,400    Westamerica Bancorporation                                  292,744
    4,612    Wintrust Financial Corp.                                    159,437
                                                                   -------------
                                                                       3,446,704

             BIOTECHNOLOGY -- 1.9%
    1,850    Abgenix, Inc. *                                              18,130
    7,475    BioSphere Medical, Inc. *                                    28,779
    9,150    Charles River Laboratories International, Inc. *            320,707
   14,375    CuraGen Corp. *                                              79,206
    5,650    Integra LifeSciences Holdings Corp. *                       122,888
    7,750    Protein Design Labs, Inc. *                                  84,165
    7,375    Transkaryotic Therapies, Inc. *                             265,869
                                                                   -------------
                                                                         919,744

             BROADCASTING/CABLE -- 0.1%
    8,300    Cablevision Systems Corp. - Rainbow Media Group,
             Class A *                                                    72,625

                       See notes to financial statements.

                                        7

   SHARES    ISSUER                                                        VALUE
--------------------------------------------------------------------------------
     LONG-TERM INVESTMENTS -- CONTINUED
--------------------------------------------------------------------------------
             BUSINESS SERVICES -- 2.2%
   30,574    Administaff, Inc. *                                   $     305,740
    5,275    Alliance Data Systems Corp. *                               134,776
   12,725    FreeMarkets, Inc. *                                         179,804
   14,400    On Assignment, Inc. *                                       256,320
   12,650    Source Information Management Co. *                          69,575
   13,175    Spherion Corp. *                                            156,783
                                                                   -------------
                                                                       1,102,998

             CHEMICALS -- 2.4%
   10,050    Cytec Industries, Inc. *                                    315,972
    4,122    Lyondell Chemical Co.                                        62,242
   14,775    Millennium Chemicals, Inc.                                  207,589
    2,800    OM Group, Inc.                                              173,600
   14,025    Solutia, Inc.                                                98,456
   13,094    Symyx Technologies, Inc. *                                  182,268
    9,112    Wellman, Inc.                                               152,626
                                                                   -------------
                                                                       1,192,753

             COMPUTER NETWORKS -- 0.0%
      229    SafeNet, Inc. *                                               3,192

             COMPUTER SOFTWARE -- 3.3%
    4,612    Activision, Inc. *                                          134,025
   23,650    Borland Software Corp. *                                    243,595
    5,925    CACI International, Inc., Class A *                         226,275
    2,725    Computer Programs & Systems, Inc. *                          58,669
    3,525    Embarcadero Technologies, Inc. *                             21,785
    5,875    ManTech International Corp. *                               140,941
    3,000    NetIQ Corp. *                                                67,890
   36,899    Precise Software Solutions LTD (Israel) *                   352,384
    2,175    SRA International, Inc., Class A *                           58,682
   11,011    Tier Technologies, Inc., Class B *                          196,216
    3,300    Veridian Corp. *                                             74,910
    8,425    Witness Systems, Inc. *                                      62,177
                                                                   -------------
                                                                       1,637,549

             COMPUTERS/COMPUTER HARDWARE -- 0.7%
   47,925    Maxtor Corp. *                                              216,621
    3,821    Mercury Computer Systems, Inc. *                             79,095
    7,564    Synaptics, Inc. *                                            57,033
                                                                   -------------
                                                                         352,749

             CONSTRUCTION MATERIALS -- 1.4%
   13,400    Elcor Corp.                                                 366,490
   13,475    Universal Forest Products, Inc.                             315,585
                                                                   -------------
                                                                         682,075

             CONSUMER PRODUCTS -- 2.1%
    7,825    Alberto-Culver Co., Class B                                 374,035
    7,575    WD-40 Co.                                                   210,282
   15,950    Yankee Candle Co., Inc. *                                   432,086
                                                                   -------------
                                                                       1,016,403
             CONSUMER SERVICES -- 0.6%
   12,625    ITT Educational Services, Inc. *                            275,225

             DISTRIBUTION -- 0.2%
    4,325    Advanced Marketing Services, Inc.                            79,148

                       See notes to financial statements.

                                        8

   SHARES    ISSUER                                                        VALUE
--------------------------------------------------------------------------------
     LONG-TERM INVESTMENTS -- CONTINUED
--------------------------------------------------------------------------------
             ELECTRONICS/ELECTRICAL EQUIPMENT -- 2.0%
   16,325    Capstone Turbine Corp. *                              $      27,100
   11,475    Coherent, Inc. *                                            338,959
    6,525    InVision Technologies, Inc. *                               157,644
    6,385    OSI Systems, Inc. *                                         126,615
    8,675    Plexus Corp. *                                              157,018
   23,700    Power-One, Inc. *                                           147,414
    4,475    SanDisk Corp. *                                              55,490
                                                                   -------------
                                                                       1,010,240

             ENGINEERING SERVICES -- 0.0%
   38,725    Encompass Services Corp. *                                   22,073

             ENTERTAINMENT/LEISURE -- 1.9%
   12,400    Penn National Gaming, Inc. *                                225,060
   27,625    Scientific Games Corp., Class A *                           219,343
   27,300    Six Flags, Inc. *                                           394,484
    6,875    WMS Industries, Inc. *                                       84,219
                                                                   -------------
                                                                         923,106
             ENVIRONMENTAL SERVICES -- 1.3%
    5,752    Stericycle, Inc. *                                          203,678
   13,325    Waste Connections, Inc. *                                   416,273
                                                                   -------------
                                                                         619,951
             FINANCIAL SERVICES -- 3.7%
    6,250    Allied Capital Corp.                                        141,563
    5,350    American Capital Strategies LTD                             146,965
   11,175    American Home Mortgage Holdings, Inc.                       139,576
   33,900    Ameritrade Holding Corp., Class A *                         155,940
   34,800    eSpeed, Inc., Class A *                                     379,667
    8,050    Federal Agricultural Mortgage Corp., Class C *              214,934
   18,200    Medallion Financial Corp.                                    96,096
    4,400    MicroFinancial, Inc.                                         34,320
    3,250    New Century Financial Corp.                                 113,653
   41,475    Ocwen Financial Corp. *                                     228,112
    6,550    R & G Financial Corp., Class B                              155,301
                                                                   -------------
                                                                       1,806,127

             FOOD/BEVERAGE PRODUCTS -- 1.1%
    3,630    Robert Mondavi Corp., Class A *                             124,255
   11,900    The J.M. Smucker Co.                                        406,147
                                                                   -------------
                                                                         530,402

             HEALTH CARE/HEALTH CARE SERVICES -- 5.4%
    3,025    Accredo Health, Inc. *                                      139,574
    2,775    Advanced Neuromodulation Systems, Inc. *                     84,638
    4,389    American Healthways, Inc. *                                  78,124
    8,975    AMN Healthcare Services, Inc. *                             314,214
    7,625    Centene Corp. *                                             236,223
    8,025    Conceptus, Inc. *                                           132,332
    4,000    CTI Molecular Imaging, Inc. *                                91,760
    7,925    Eclipsys Corp. *                                             51,980
   33,984    Hooper Holmes, Inc.                                         271,872
   14,325    I-STAT Corp. *                                               50,997
    6,657    LifePoint Hospitals, Inc. *                                 241,716
    3,326    Odyssey Healthcare, Inc. *                                  119,503

                       See notes to financial statements.

                                        9

   SHARES    ISSUER                                                        VALUE
--------------------------------------------------------------------------------
     LONG-TERM INVESTMENTS -- CONTINUED
--------------------------------------------------------------------------------
             HEALTH CARE/HEALTH CARE SERVICES -- CONTINUED
   11,157    Omnicare, Inc.                                        $     292,982
    3,155    Priority Healthcare Corp., Class B *                         74,143
    8,000    TECHNE Corp. *                                              225,760
    6,875    Triad Hospitals, Inc. *                                     291,362
                                                                   -------------
                                                                       2,697,180

             HOTELS/OTHER LODGING -- 0.3%
    7,497    Station Casinos, Inc. *                                     133,821

             INSURANCE -- 3.1%
   10,150    HCC Insurance Holdings, Inc.                                267,453
   12,775    Protective Life Corp.                                       422,852
    6,175    Scottish Annuity & Life Holdings LTD (Bermuda)              117,819
    7,550    StanCorp Financial Group, Inc.                              419,025
    5,200    W.R. Berkley Corp.                                          286,000
                                                                   -------------
                                                                       1,513,149

             INTERNET SERVICES/SOFTWARE -- 1.9%
   17,000    LendingTree, Inc. *                                         216,069
   24,650    Netegrity, Inc. *                                           151,844
    7,750    Netflix, Inc. *                                             108,423
    8,125    Overture Services, Inc. *                                   202,962
   13,800    Plumtree Software, Inc. *                                    68,724
   35,725    Priceline.com, Inc. *                                        99,673
   28,525    SeeBeyond Technology Corp. *                                 88,428
                                                                   -------------
                                                                         936,123

             LEASING -- 0.7%
   10,862    GATX Corp.                                                  326,946

             MACHINERY & ENGINEERING EQUIPMENT -- 3.3%
   15,975    Applied Industrial Technologies, Inc.                       311,513
   22,175    Flowserve Corp. *                                           660,814
    8,900    IDEX Corp.                                                  298,150
    8,225    Regal-Beloit Corp.                                          199,950
    5,250    York International Corp.                                    177,398
                                                                   -------------
                                                                       1,647,825

             MANUFACTURING -- 1.1%
    6,700    Actuant Corp. *                                             276,375
    7,150    Applied Films Corp. *                                        79,794
    7,250    Armor Holdings, Inc. *                                      184,875
                                                                   -------------
                                                                         541,044

             METALS/MINING -- 1.5%
    2,625    Liquidmetal Technologies *                                   30,450
    9,350    Mueller Industries, Inc. *                                  296,863
   21,475    Valmont Industries, Inc.                                    436,586
                                                                   -------------
                                                                         763,899

             MULTI-MEDIA -- 1.7%
    7,525    Crown Media Holdings, Inc., Class A *                        59,372
   13,375    Hearst-Argyle Television, Inc. *                            301,607
   21,900    Insight Communications Co., Inc. *                          266,523
   10,650    Journal Register Co. *                                      214,065
                                                                   -------------
                                                                         841,567

                       See notes to financial statements.

                                       10

   SHARES    ISSUER                                                        VALUE
--------------------------------------------------------------------------------
     LONG-TERM INVESTMENTS -- CONTINUED
--------------------------------------------------------------------------------
             OFFICE/BUSINESS EQUIPMENT -- 1.0%
   14,975    Global Imaging Systems, Inc. *                        $     284,375
   10,875    Herman Miller, Inc.                                         220,763
                                                                   -------------
                                                                         505,138

             OIL & GAS -- 5.4%
   19,650    Atmos Energy Corp.                                          460,595
   56,900    Chesapeake Energy Corp. *                                   409,680
    4,775    Energen Corp.                                               131,313
   20,900    Global Industries LTD *                                     146,091
    6,532    Gulf Island Fabrication, Inc. *                             119,797
    6,050    Hanover Compressor Co. *                                     81,675
    9,200    Lone Star Technologies *                                    210,680
    9,150    Premcor, Inc. *                                             235,338
   12,550    Spinnaker Exploration Co. *                                 452,051
    5,850    Stone Energy Corp. *                                        235,463
    4,850    W-H Energy Services, Inc. *                                 107,476
    1,416    Westport Resources Corp. *                                   23,222
    3,950    Willbros Group, Inc. (Panama) *                              67,150
                                                                   -------------
                                                                       2,680,531

             PACKAGING -- 1.2%
   84,500    Crown Cork & Seal Co., Inc. *                               578,825

             PAPER/FOREST PRODUCTS -- 1.7%
   11,500    Aracruz Celulose SA, ADR (Brazil)                           230,000
   24,150    Buckeye Technologies, Inc. *                                236,670
   24,750    Caraustar Industries, Inc.                                  308,880
    5,750    Domtar, Inc. (Canada)                                        67,735
                                                                   -------------
                                                                         843,285

             PHARMACEUTICALS -- 3.9%
   15,900    Amylin Pharmaceuticals, Inc. *                              173,946
    7,873    AtheroGenics, Inc. *                                         56,449
    7,100    BioMarin Pharmaceuticals, Inc. *                             37,055
   10,050    First Horizon Pharmaceutical Corp. *                        207,935
   13,494    Isis Pharmaceuticals, Inc. *                                128,328
    2,125    La Jolla Pharmaceutical Co. (Restricted) *                   13,281
    8,475    La Jolla Pharmaceutical Co. *                                52,969
   15,200    Ligand Pharmaceuticals, Inc., Class B *                     220,400
   15,250    Neurocrine Biosciences, Inc. *                              436,912
    6,500    Scios, Inc. *                                               198,965
    8,500    Taro Pharmaceutical Industries LTD (Israel) *               208,420
    3,800    Trimeris, Inc. *                                            168,682
                                                                   -------------
                                                                       1,903,342

             PHOTOGRAPHIC EQUIPMENT -- 0.2%
   14,600    Concord Camera Corp. *                                       74,475

             PRINTING & PUBLISHING -- 0.2%
    4,675    Information Holdings, Inc. *                                114,070

             REAL ESTATE INVESTMENT TRUST -- 7.7%
   12,300    America First Mortgage Investments, Inc.                    121,155
    6,325    Annaly Mortgage Management, Inc.                            122,705
    7,025    Anworth Mortgage Asset Corp.                                 98,280
    3,300    CarrAmerica Realty Corp.                                    101,805

                       See notes to financial statements.

                                       11

   SHARES    ISSUER                                                        VALUE
--------------------------------------------------------------------------------
     LONG-TERM INVESTMENTS -- CONTINUED
--------------------------------------------------------------------------------
             REAL ESTATE INVESTMENT TRUST -- CONTINUED
    7,003    Centerpoint Properties Corp.                          $     406,244
    6,850    Chelsea Property Group, Inc.                                229,133
   15,582    Cousins Properties, Inc.                                    385,810
    4,250    Developers Diversified Realty Corp.                          95,625
    6,085    FBR Asset Investment Corp.                                  202,935
    7,078    General Growth Properties, Inc.                             360,978
    4,800    Highwoods Properties, Inc.                                  124,800
    4,850    Home Properties of New York, Inc.                           184,009
   10,006    Mission West Properties, Inc.                               121,973
    4,300    Post Properties, Inc.                                       129,688
   15,452    Prentiss Properties Trust                                   490,600
   17,280    United Dominion Realty Trust, Inc.                          272,160
   10,575    Ventas, Inc.                                                134,831
    7,464    Weingarten Realty Investors                                 264,226
                                                                   -------------
                                                                       3,846,957

             RESTAURANTS/FOOD SERVICES -- 1.6%
   14,700    AFC Enterprises, Inc. *                                     459,375
    7,975    CEC Entertainment, Inc. *                                   329,368
                                                                   -------------
                                                                         788,743

             RETAILING -- 5.0%
   20,075    1-800-FLOWERS.COM, Inc. *                                   224,037
   19,425    Alloy, Inc. *                                               280,497
   10,800    Big 5 Sporting Goods Corp. *                                154,332
    9,825    Duane Reade, Inc. *                                         334,540
   11,325    GameStop Corp. *                                            237,712
    4,625    Genesco, Inc. *                                             112,619
    5,962    HOT Topic, Inc. *                                           159,245
    9,250    Linens `N Things, Inc. *                                    303,493
    3,700    Pier 1 Imports, Inc.                                         77,700
   11,550    School Specialty, Inc. *                                    306,768
    4,275    Too, Inc. *                                                 131,670
    6,025    Ultimate Electronics, Inc. *                                156,108
                                                                   -------------
                                                                       2,478,721

             SEMI-CONDUCTORS -- 3.2%
    6,225    ANADIGICS, Inc. *                                            51,294
    9,650    Asyst Technologies, Inc. *                                  196,378
    8,025    ATMI, Inc. *                                                179,519
    8,425    August Technology Corp. *                                    83,323
    4,016    Brooks-PRI Automation, Inc. *                               102,649
   11,150    Exar Corp. *                                                219,878
   10,775    Hifn, Inc. *                                                 64,650
   16,004    Kopin Corp. *                                               105,626
   28,050    Lattice Semiconductor Corp. *                               245,156
    2,475    LTX Corp. *                                                  35,343
   11,650    Monolithic System Technology, Inc. *                        129,665
    4,075    Oak Technology, Inc. *                                       18,460
    6,425    Photronics, Inc. *                                          121,690
   25,650    Stratos Lightwave, Inc. *                                    41,040
                                                                   -------------
                                                                       1,594,671

             STEEL -- 0.7%
   11,650    Reliance Steel & Aluminum Co.                               355,325

                       See notes to financial statements.

                                       12

   SHARES    ISSUER                                                        VALUE
--------------------------------------------------------------------------------
     LONG-TERM INVESTMENTS -- CONTINUED
--------------------------------------------------------------------------------
             TELECOMMUNICATIONS -- 0.7 %
   10,850    Boston Communications Group *                         $      87,233
   10,975    C-COR.net Corp. *                                            76,825
    6,950    Crown Castle International Corp. *                           27,314
    3,925    IDT Corp. *                                                  63,193
   20,824    ITXC Corp. *                                                108,493
                                                                   -------------
                                                                         363,058

             TELECOMMUNICATIONS EQUIPMENT -- 1.0%
   15,500    Advanced Fibre Communications, Inc. *                       256,371
   10,175    Ectel LTD (Israel) *                                        118,030
   11,075    Harmonic, Inc. *                                             40,523
   14,825    Remec, Inc. *                                                83,168
                                                                   -------------
                                                                         498,092

             TEXTILES -- 0.7%
    5,373    Mohawk Industries, Inc. *                                   330,601

             TOYS & GAMES -- 0.5%
   13,275    JAKKS Pacific, Inc. *                                       235,100

             TRANSPORTATION -- 0.9%
   12,575    Arkansas Best Corp. *                                       320,411
    5,400    Werner Enterprises, Inc.                                    115,074
                                                                   -------------
                                                                         435,485

             UTILITIES -- 2.3%
   12,550    ALLETE, Inc.                                                340,105
   14,999    Cleco Corp.                                                 328,478
   57,350    Sierra Pacific Resources                                    447,330
                                                                   -------------
                                                                       1,115,913
             -------------------------------------------------------------------
             Total Common Stocks                                      46,056,912
             (Cost $46,458,276)
             -------------------------------------------------------------------
             INVESTMENT COMPANY -- 0.2%
    5,425    Gladstone Capital Corp.                                      97,921
             (Cost $85,109)
--------------------------------------------------------------------------------
             Total Long-Term Investments                              46,154,833
             (Cost $46,543,385)
--------------------------------------------------------------------------------

     SHORT-TERM INVESTMENT -- 6.6%
--------------------------------------------------------------------------------
             MONEY MARKET FUND -- 6.6%
3,247,074    JPMorgan Prime Money Market Fund (a)                      3,247,074
             (Cost $3,247,074)
--------------------------------------------------------------------------------
             Total Investments -- 100.0%                           $  49,401,907
             (Cost $49,790,459)
--------------------------------------------------------------------------------

ABBREVIATIONS:
*     -- Non-income producing security.
ADR   -- American Depositary Receipt.
(a) -- Affiliated. Money Market Fund registered under the Investment Company Act of 1940, as amended and advised by JPMorgan Fleming Asset Management, Inc.

                       See notes to financial statements.

Statement of Assets & Liabilities

As of June 30, 2002 (unaudited)

-----------------------------------------------------------------------------------
  ASSETS:

    Investment securities, at value                                   $  49,401,907

    Cash                                                                     13,066

    Receivables:

      Investment securities sold                                            308,868

      Interest and dividends                                                 45,152
-----------------------------------------------------------------------------------
  Total Assets                                                           49,768,993
-----------------------------------------------------------------------------------

  LIABILITIES:

    Payables:

      Investment securities purchased                                     1,199,534

    Accrued liabilities:

      Investment advisory fees                                               24,039

      Administration fees                                                     3,566

      Custodian fees                                                         24,431

      Trustees' fees                                                          1,343

      Other                                                                  38,756
-----------------------------------------------------------------------------------
  Total Liabilities                                                       1,291,669
-----------------------------------------------------------------------------------

  NET ASSETS:

     Paid in capital                                                     54,485,223

     Accumulated undistributed (overdistributed) net investment income       21,628

     Accumulated net realized gain (loss) on investments                 (5,640,975)

     Net unrealized appreciation (depreciation) of investments             (388,552)
-----------------------------------------------------------------------------------
  Total Net Assets                                                       48,477,324
-----------------------------------------------------------------------------------

  Shares of beneficial interest outstanding (no par value;
    unlimited number of shares authorized):                               3,952,084

  Net asset value, redemption and offering price per share:           $       12.27
-----------------------------------------------------------------------------------
  Cost of investments                                                 $  49,790,459
-----------------------------------------------------------------------------------

                       See notes to financial statements.

Statement of Operations

For the six months ended June 30, 2002 (unaudited)

-----------------------------------------------------------------------------------
  INVESTMENT INCOME:

    Dividend                                                          $     264,343

    Interest                                                                  7,934

    Dividend income from affiliated investments*                             20,386

    Foreign taxes withheld                                                      (55)
-----------------------------------------------------------------------------------
  Total investment income                                                   292,608
-----------------------------------------------------------------------------------

  EXPENSES:

    Investment advisory fees                                                141,382

    Administration fees                                                      11,565

    Custodian fees                                                           66,634

    Printing and postage                                                      7,121

    Professional fees                                                        16,174

    Transfer agent fees                                                      15,331

    Trustees' fees                                                            8,268

    Other                                                                     4,626
-----------------------------------------------------------------------------------
  Total expenses                                                            271,101
-----------------------------------------------------------------------------------
    Less earnings credits                                                       119
-----------------------------------------------------------------------------------
      Net expenses                                                          270,982
-----------------------------------------------------------------------------------
  Net investment income                                                      21,626
-----------------------------------------------------------------------------------

  REALIZED AND UNREALIZED
  GAIN (LOSS) ON INVESTMENTS:

    Net realized gain (loss) on transactions from investments            (2,659,062)

    Change in net unrealized appreciation/depreciation of investments      (902,168)
-----------------------------------------------------------------------------------
    Net realized and unrealized gain (loss) on investments               (3,561,230)
-----------------------------------------------------------------------------------
    Net increase (decrease) in net assets from operations             $  (3,539,604)
-----------------------------------------------------------------------------------
* Includes reimbursements of investment advisory and
    administration fees :                                             $       1,563
===================================================================================

                       See notes to financial statements.

Statement of Changes in Net Assets

For the periods indicated (unaudited)

                                                                         1/1/02             YEAR
                                                                         THROUGH           ENDED
                                                                         6/30/02          12/31/01
-----------------------------------------------------------------------------------------------------
  INCREASE (DECREASE) IN NET
  ASSETS FROM OPERATIONS:

    Net investment income                                             $      21,626    $       92,978

    Net realized gain (loss) on investments                              (2,659,062)       (2,357,433)

    Change in net unrealized appreciation/depreciation of investments      (902,168)         (270,171)
-----------------------------------------------------------------------------------------------------
      Increase (decrease) in net assets from operations                  (3,539,604)       (2,534,626)
-----------------------------------------------------------------------------------------------------
  DISTRIBUTIONS TO SHAREHOLDERS FROM:

    Net investment income                                                   (89,587)          (14,333)
-----------------------------------------------------------------------------------------------------
  INCREASE (DECREASE) FROM
  CAPITAL SHARE TRANSACTIONS:

    Proceeds from shares issued                                          16,340,691        32,048,934

    Dividends reinvested                                                     89,587            14,333

    Cost of shares redeemed                                              (7,552,353)      (19,263,613)
-----------------------------------------------------------------------------------------------------
      Increase (decrease) from capital share transactions                 8,877,925        12,799,654
-----------------------------------------------------------------------------------------------------
      Total increase (decrease) in net assets                             5,248,734        10,250,695
-----------------------------------------------------------------------------------------------------
  NET ASSETS:

    Beginning of period                                                  43,228,590        32,977,895
-----------------------------------------------------------------------------------------------------
    End of period                                                     $  48,477,324    $   43,228,590
-----------------------------------------------------------------------------------------------------
  ACCUMULATED UNDISTRIBUTED (OVERDISTRIBUTED)
    NET INVESTMENT INCOME                                             $      21,628    $       89,589
-----------------------------------------------------------------------------------------------------
  SHARE TRANSACTIONS:

    Issued                                                                1,248,952         2,477,060

    Reinvested                                                                6,468             1,093

    Redeemed                                                               (574,046)       (1,500,131)
-----------------------------------------------------------------------------------------------------
      Change in Shares                                                      681,374           978,022
=====================================================================================================

                       See notes to financial statements.

Notes to Financial Statements (unaudited)

1. ORGANIZATION
JPMorgan Small Company Portfolio ("Portfolio") is a separate series of J.P. Morgan Series Trust II (the "Trust"). The Trust is registered under the Investment Company Act of 1940 (the "1940 Act") as amended, as a diversified, open-end management investment company. The Trust was organized as a Delaware Business Trust on October 28, 1993 for the purpose of funding flexible premium variable life insurance policies.

Portfolio shares are offered only to separate accounts of participating insurance companies and eligible plans. Individuals may not purchase shares directly from the Portfolio.

2. SIGNIFICANT ACCOUNTING POLICIES
THE FOLLOWING IS A SUMMARY OF THE SIGNIFICANT ACCOUNTING POLICIES OF THE
PORTFOLIO:

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual amounts may differ from those estimates.

A. VALUATION OF INVESTMENTS -- Equity securities, purchased options and futures are valued at the last sale price on the exchange on which they are primarily traded, including the NASDAQ National Market. Securities for which sale prices are not available and other over-the-counter securities are valued at the mean between the bid and ask quotations. Bonds and other fixed income securities (other than short-term obligations), including listed issues, are valued on the basis of the valuations supplied by pricing services or by matrix pricing systems of a major dealer in bonds. Short-term debt securities with 61 days or more to maturity at time of purchase are valued, through the 61st day prior to maturity, at market value based on quotations obtained from market makers or other appropriate sources; thereafter, the value on the 61st day is amortized on a straight-line basis over the remaining number of days to maturity. Short-term investments with 60 days or less to maturity at time of purchase are valued at amortized cost, which approximates market. Portfolio securities for which there are no such quotations or valuations are valued at fair value as determined in good faith by or at the direction of the Trustees.

Trading in securities on most foreign exchanges and over-the-counter markets is normally completed before the close of the domestic market and may also take place on days when the domestic market is closed. If events materially affecting the value of foreign securities occur between the time when the exchange on which they are traded closes and the time when the Portfolio's net assets are calculated, such securities will be valued at fair value in accordance with procedures adopted by the Trustees.

B. SECURITY TRANSACTIONS AND INVESTMENT INCOME -- Investment transactions are accounted for on the trade date (the date the order to buy or sell is executed). Securities gains and losses are calculated on an identified cost basis. Dividend income less foreign taxes withheld (if any) is recorded on the ex-dividend date. Interest income is determined on the basis of coupon interest accrued using the interest method adjusted for amortization of premiums and accretion of discounts.

C. EXPENSES -- Expenses incurred by the Trust with respect to any two or more Portfolios in the Trust are allocated in proportion to the net assets of each Portfolio in the Trust, except where allocations of direct expenses to each Portfolio can otherwise be made fairly. Expenses directly attributable to a Portfolio are charged to that Portfolio.

D. FEDERAL INCOME TAXES -- It is the Porfolio's policy to distribute all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under the provisions of the Internal Revenue Code. Accordingly, no provision has been made for federal or state income taxes. The Portfolio is also a segregated portfolio of assets for insurance purposes and intends to comply with the diversification requirements of Subchapter L of the Internal Revenue Code.

E. DISTRIBUTION TO SHAREHOLDERS -- Dividends and distributions paid to shareholders are recorded on the ex-dividend date. The amount of dividends and distributions from net investment income and net realized capital gains is determined in accordance with Federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America. To the extent these "book/tax" differences are permanent in nature (i.e., that they result from other than timing of recognition -- "temporary differences"), such amounts are reclassified within the capital accounts based on their Federal tax-basis treatment.

3. FEES AND OTHER TRANSACTIONS WITH AFFILIATES
A. INVESTMENT ADVISORY FEE -- Pursuant to the Investment Advisory Agreement, J.P. Morgan Investment Management, Inc. ("JPMIM" or "Adviser") acts as the investment adviser to the Portfolio. JPMIM is an affiliate of JPMorgan Chase Bank ("JPMCB") and a wholly owned subsidiary of J.P. Morgan Chase & Co. The Adviser supervises the investments of the Portfolio and for such services is paid a fee. The fee is accrued daily and paid monthly at an annual rate of 0.60% of the Portfolio's average daily net assets.

The Portfolio may invest in one or more of the affiliated JPMorgan Money Market Funds. The Adviser has agreed to reimburse its advisory fee from the Portfolio in an amount to offset any duplicate investment advisory, administration fee and shareholder servicing fees related to the Portfolio's investment in an affiliated money market fund.

B. ADMINISTRATION FEE -- Pursuant to the Administration Agreement, JPMCB (the "Administrator") provides certain aspects of the administration and operation of the Portfolio. Under the agreement, the Portfolio has agreed to pay the Administrator a fee based on the following: if the total expenses of the Portfolio excluding the advisory fee exceed the expense limit of 0.55% of the average daily net assets of the Portfolio, the Administrator will reimburse the Portfolio for the excess expense amount and receive no fee. Should the expenses be less than the expense limit, the Administrator's fee would be limited to the difference between such expenses and the fees calculated under the Administration Agreement.

BISYS Fund Services, LP ("BISYS") is the Portfolio's sub-administrator. For its services as sub-administrator, BISYS receives a portion of the fees payable to JPMCB as Administrator.

C. CUSTODIAN AND ACCOUNTING FEES -- JPMCB provides portfolio accounting and custody services for the Portfolio. Compensation for such services is presented in the Statement of Operations as Custodian Fees. The custodian fees may be reduced by credits earned by the Portfolio, based on uninvested cash balances held by the custodian. Such earnings credits are presented separately in the Statement of Operations.

4. FEDERAL INCOME TAXES
For Federal income tax purposes, the cost and net unrealized appreciation (depreciation) in value of the investment securities at June 30, 2002 were:

----------------------------------------------------------------------
                    GROSS              GROSS         NET UNREALIZED
   AGGREGATE      UNREALIZED         UNREALIZED       APPRECIATION/
     COST        APPRECIATION       DEPRECIATION     (DEPRECIATION)
----------------------------------------------------------------------
 $ 49,790,459    $  5,404,604       $ (5,793,156)    $     (388,552)
----------------------------------------------------------------------

5. INVESTMENT TRANSACTIONS
For the six months ended June 30, 2002, purchases and sales of investments (excluding short-term investments) were as follows:

----------------------------------------------------------------------
    PURCHASES            SALES          PURCHASES        SALES
 (EXCLUDING U.S.    (EXCLUDING U.S.      OF U.S.        OF U.S.
   GOVERNMENT)        GOVERNMENT)       GOVERNMENT     GOVERNMENT
----------------------------------------------------------------------
 $    28,451,139    $    18,262,283     $       --     $       --
----------------------------------------------------------------------

6. CONCENTRATIONS
From time to time, the Portfolio may have a concentration of several shareholders holding a significant percentage of shares outstanding. Investment activities of these shareholders could have a material impact on the Portfolio.

Financial Highlights (unaudited)

                                                 1/1/02                     YEAR ENDED DECEMBER 31,
                                                THROUGH       ---------------------------------------------------
                                                6/30/02         2001       2000       1999       1998       1997
                                                -------       -------    -------    -------    -------    -------
Per share operating performance:
Net asset value, beginning of period            $ 13.22       $ 14.38    $ 16.73    $ 11.86    $ 13.09    $ 12.53
                                                -------       -------    -------    -------    -------    -------

Income from investment operations:
 Net investment income                               --          0.03       0.03         --+      0.03       0.04
 Net gains or losses on securities (both
  realized and unrealized)                        (0.93)        (1.18)     (1.93)      5.23      (0.74)      2.53
                                                -------       -------    -------    -------    -------    -------

   Total from investment operations               (0.93)        (1.15)     (1.90)      5.23      (0.71)      2.57
                                                -------       -------    -------    -------    -------    -------

Less distributions:
 Dividends from net investment income              0.02          0.01       0.02       0.01       0.02       0.04
 Distributions from capital gains                    --            --       0.43       0.35       0.15       1.97
 Distributions in excess of net realized gains       --            --         --         --       0.35         --
                                                -------       -------    -------    -------    -------    -------

   Total distributions                             0.02          0.01       0.45       0.36       0.52       2.01
                                                -------       -------    -------    -------    -------    -------

Net asset value, end of period                  $ 12.27       $ 13.22    $ 14.38    $ 16.73    $ 11.86    $ 13.09
                                                =======       =======    =======    =======    =======    =======

Total Return                                      (7.03%)(b)    (8.03%)   (11.32%)    44.39%     (5.51%)    22.50%
Ratios/supplemental data:
 Net assets, end of period (in thousands)       $48,477       $43,229    $32,978    $16,425    $ 6,831    $ 5,196
Ratios to average net assets:#
 Net expenses                                      1.15%         1.15%      1.15%      1.15%      1.15%      1.15%
 Net investment income                             0.09%         0.26%      0.30%      0.07%      0.28%      0.28%
 Expenses without reimbursements and earnings
  credits                                          1.15%         1.15%      1.32%      2.57%      3.43%      3.81%
 Net investment income without reimbursements
  and earnings credits                             0.09%         0.26%      0.13%     (1.35%)    (2.00%)    (2.38%)
Portfolio turnover rate                              41%           91%       105%       121%        67%        85%
-----------------------------------------------------------------------------------------------------------------

  #  Short periods have been annualized.
 (b) Not annualized.
  +  Amount is less than $0.005.

                       See notes to financial statements.

JPMORGAN FUNDS

U.S. EQUITY FUNDS

Balanced Fund
Capital Growth Fund
Core Equity Fund
Disciplined Equity Fund
Disciplined Equity Value Fund
Diversified Fund
Dynamic Small Cap Fund
Equity Growth Fund
Equity Income Fund
Growth and Income Fund
Mid Cap Growth Fund
Mid Cap Value Fund
Small Cap Equity Fund
Small Cap Growth Fund
SmartIndex(TM) Fund
U.S. Equity Fund
U.S. Small Company Fund
U.S. Small Company Opportunities Fund
Value Opportunities Fund

SELECT FUNDS

Select Balanced Fund
Select Equity Income Fund
Select International Equity Fund
Select Large Cap Equity Fund
Select Large Cap Growth Fund
Select Mid Cap Equity Fund
Select Small Cap Equity Fund

TAX AWARE FUNDS

Fleming Tax Aware International Opportunities Fund
Tax Aware Disciplined Equity Fund
Tax Aware Enhanced Income Fund
Tax Aware Small Company Opportunities Fund
Tax Aware U.S. Equity Fund

SPECIALTY FUNDS

Focus Fund
Global 50 Fund
Global Healthcare Fund
H&Q Technology Fund
Market Neutral Fund

INTERNATIONAL EQUITY FUNDS

Fleming Emerging Markets Equity Fund
Fleming European Fund
Fleming International Growth Fund
Fleming International Value Fund
Fleming International Opportunities Fund
Fleming Japan Fund
Fleming Asia Equity Fund

INCOME FUNDS

Bond Fund
Bond Fund II
Enhanced Income Fund
Fleming Emerging Markets Debt Fund
Global Strategic Income Fund
Intermediate Bond Fund
Short Term Bond Fund
Short-Term Bond Fund II
Strategic Income Fund
U.S. High Yield Bond Fund
U.S. Treasury Income Fund

TAX FREE FUNDS

California Bond Fund
Intermediate Tax Free Income Fund
New Jersey Tax Free Income Fund
New York Intermediate Tax Free Income Fund
Tax Free Income Fund

MONEY MARKET FUNDS

100% U.S. Treasury Securities Money Market Fund
California Tax Free Money Market Fund
Federal Money Market Fund
Liquid Assets Money Market Fund
New York Tax Free Money Market Fund
Prime Money Market Fund
Tax Free Money Market Fund
Treasury Plus Money Market Fund
U.S. Government Money Market Fund

SEMI-ANNUAL REPORT (UNAUDITED)

JPMorgan Funds are distributed by J.P. Morgan Fund Distributors, Inc., which is unaffiliated with The JPMorgan Chase Bank (Chase). Chase and its respective affiliates receive compensation from JPMorgan Funds for providing services to the Funds.

This report is submitted for the general information of the shareholders of the funds. It is not authorized for distribution to prospective investors in the funds unless preceded or accompanied by a prospectus.

The financial information in this report has been taken from the books and records of the funds without examination by independent accountants, who express no opinion thereto.

To obtain a prospectus for any of the JPMorgan Funds, call 1-800-348-4782. The prospectus contains more complete information, including charges and expenses. Please read it carefully before you invest or send money.

                        JPMorgan Funds Fulfillment Center
                                393 Manley Street
                         West Bridgewater, MA 02379-1039

       (C) J.P. Morgan Chase & Co., 2002 All Rights Reserved. August 2002

                                                                     SAN-SCP-602